Exhibit 10.1

EXECUTION VERSION

AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT

dated as of March 7, 2018

among

THE GOODYEAR TIRE & RUBBER COMPANY,

as Borrower,

The LENDERS Party Hereto,

BARCLAYS BANK PLC,

BNP PARIBAS,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

GOLDMAN SACHS LENDING PARTNERS LLC,

HSBC BANK USA, NATIONAL ASSOCIATION,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Documentation Agents,

CITIBANK, N.A.,

as Syndication Agent,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Collateral Agent

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

JPMORGAN CHASE BANK, N.A.,

BARCLAYS BANK PLC,

BNP PARIBAS SECURITIES CORP.,

CITIGROUP GLOBAL MARKETS INC.,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

DEUTSCHE BANK SECURITIES INC.,

GOLDMAN SACHS LENDING PARTNERS LLC,

HSBC SECURITIES (USA) INC.,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers

and Joint Bookrunners

IMPORTANT NOTE:

TAKING THIS DOCUMENT OR ANY CERTIFIED COPY HEREOF OR ANY OTHER DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION HEREOF, OR ANY DOCUMENT WHICH INCLUDES WRITTEN CONFIRMATIONS OR REFERENCES HERETO (THE “STAMP DUTY SENSITIVE DOCUMENTS”), INTO AUSTRIA, AS WELL AS PRINTING ANY E-MAIL OR FAX COMMUNICATION WHICH REFERS TO ANY STAMP DUTY SENSITIVE DOCUMENT IN AUSTRIA OR TO WHICH A COPY, A PDF-SCAN OR ANY OTHER SCAN OF ANY STAMP DUTY SENSITIVE DOCUMENT IS ATTACHED AS WELL AS SENDING ANY E-MAIL OR FAX COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO ANY STAMP DUTY SENSITIVE DOCUMENT OR TO WHICH A COPY, A PDF-SCAN OR ANY OTHER SCAN OF ANY STAMP DUTY SENSITIVE DOCUMENT IS ATTACHED TO OR FROM AN AUSTRIAN ADDRESSEE MAY CAUSE THE IMPOSITION OF AUSTRIAN STAMP DUTY. ACCORDINGLY, KEEP THE ORIGINAL DOCUMENT AND ALL CERTIFIED COPIES HEREOF AND ALL WRITTEN AND SIGNED REFERENCES HERETO OUTSIDE OF AUSTRIA AND AVOID (I) PRINTING ANY E-MAIL OR FAX COMMUNICATION WHICH REFERS TO ANY STAMP DUTY SENSITIVE DOCUMENT OR TO WHICH A COPY, A PDF-SCAN OR ANY OTHER SCAN OF ANY STAMP DUTY SENSITIVE DOCUMENT IS ATTACHED IN AUSTRIA OR (II) SENDING ANY E-MAIL OR FAX COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE TO WHICH A COPY, A PDF-SCAN OR ANY OTHER SCAN OF ANY STAMP DUTY SENSITIVE DOCUMENT IS ATTACHED OR WHICH REFERS TO ANY STAMP DUTY SENSITIVE DOCUMENT TO OR FROM AN AUSTRIAN ADDRESSEE. SEE ALSO SECTION 9.19 AND A MEMORANDUM FROM AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON REQUEST FROM THE ADMINISTRATIVE AGENT.

SCHEDULES:

Schedule 1.01A	—	Consent Subsidiaries
Schedule 1.01B	—	Mortgaged Properties
Schedule 1.01C	—	Senior Subordinated-Lien Indebtedness
Schedule 2.01	—	Lenders on the Restatement Date; Commitments; Restatement Loan Amounts
Schedule 3.08(b)	—	Defined Benefit CPP
Schedule 3.10(b)	—	Mortgaged Properties

EXHIBITS:

Exhibit A	—	Form of Borrowing Request
Exhibit B	—	Form of Interest Election Request
Exhibit C	—	Form of Promissory Note
Exhibit D	—	Form of Assignment and Assumption
Exhibit E	—	Form of Reaffirmation Agreement

AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT dated as of March 7, 2018 (this “Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY; the LENDERS party hereto; DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The Borrower has requested that the Lenders agree to amend and restate the Existing Credit Agreement (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in Article I) in order to continue a portion of the Loans thereunder and to refinance a portion of the Loans thereunder in an aggregate principal amount for all such continued and refinanced Loans not to exceed $400,000,000. The Lenders are willing to continue such Loans and to make such refinancing Loans to the Borrower, and to amend and restate the Existing Credit Agreement in the form hereof, on the terms and subject to the conditions herein set forth. The proceeds of Borrowings hereunder on the Effective Date were used for working capital and general corporate purposes of the Borrower and the Subsidiaries. The proceeds of Borrowings hereunder on the Restatement Date will be used to repay the Loans outstanding under the Existing Credit Agreement on the Restatement Date that will not continue as Loans of the Continuing Lenders.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Additional Assets” means:

(a) any property or assets (other than Indebtedness and Capital Stock) to be used by the Borrower or a Restricted Subsidiary;

(b) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Borrower or another Restricted Subsidiary; or

(c) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary;

provided, however, that any such Restricted Subsidiary described in clauses (b) or (c) above is primarily engaged in a Permitted Business.

“Additional Lender” means each Person listed on Schedule 2.01 under the caption “Additional Lender”.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (a) 0% per annum and (b) the product of (i) the LIBO Rate for such Interest Period and (ii) the Statutory Reserve Rate.

“Administrative Agent” means JPMCB, in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliate Transaction” has the meaning set forth in Section 6.05(a).

“Agents” means the Administrative Agent and the Collateral Agent.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus  1⁄2 of 1% and (c) the Adjusted LIBO Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in dollars with a maturity of one month plus 1%. For purposes of clause (c) above, the Adjusted LIBO Rate on any day shall be based on the Screen Rate for dollar deposits with a maturity of one month in the London interbank market at approximately 11:00 a.m., London time, on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively.

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended from time to time, and other anti-bribery or anti-corruption laws in effect in jurisdictions in which the Borrower and the Subsidiaries do business.

“Applicable Rate” means, for any day, the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurodollar Spread”, as the case may be, based upon the Total Leverage Ratio as of the end of the fiscal quarter of the Borrower for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b):

Total Leverage Ratio:	ABR Spread	Eurodollar Spread
Category 1 ≤ 1.25 to 1.00	0.75%	1.75%
Category 2 > 1.25 to 1.00	1.00%	2.00%

For purposes of the foregoing, each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the second Business Day following the date of delivery to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, the Applicable Rate shall be based on the rates per annum set forth in Category 2 (i) until the delivery of consolidated financial statements required to be delivered pursuant to Section 5.01(b) for the first fiscal quarter ended after the Restatement Date, (ii) at any time that an Event of Default has occurred and is continuing or (iii) if the Borrower shall fail to deliver the consolidated financial statements required to be delivered pursuant to Section 5.01(a) or 5.01(b) or shall elect not to include in any certificate required to be delivered pursuant to Section 5.01(c) the computations described in clause (ii) thereof, in each case within the time periods specified herein for such delivery, during the period commencing on and including the day of the occurrence of a Default resulting from such failure and until the delivery thereof.

“Approved Fund” means (a) with respect to any Lender, a CLO managed by such Lender or by an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Arrangers” means JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Lending Partners LLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, each as a Joint Lead Arranger and Joint Bookrunner, for the credit facility established by this Agreement.

“Asset Disposition” means any sale, lease, transfer or other disposition (or series of sales, leases, transfers or dispositions that are part of a common plan) by the Borrower or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a “disposition”), of:

(a) any shares of Capital Stock of a Restricted Subsidiary (other than directors’ qualifying shares or shares required by applicable law to be held by a Person other than the Borrower or a Restricted Subsidiary);

(b) all or substantially all the assets of any division or line of business of the Borrower or any Restricted Subsidiary; or

(c) any other assets of the Borrower or any Restricted Subsidiary outside of the ordinary course of business of the Borrower or such Restricted Subsidiary;

other than, in the case of clauses (a), (b) and (c) above,

(1) a disposition by a Restricted Subsidiary to the Borrower or by the Borrower or a Restricted Subsidiary to a Restricted Subsidiary;

(2) for purposes of Section 6.04 only, a disposition subject to Section 6.02;

(3) a disposition of assets with a Fair Market Value of less than $20,000,000;

(4) a transfer of accounts receivable and related assets of the type specified in the definition of “Qualified Receivables Transaction” (or a fractional undivided interest therein) to a Receivables Entity;

(5) a transfer of accounts receivable and related assets of the type specified in the definition of “Qualified Receivables Transaction” (or a fractional undivided interest therein) by a Receivables Entity in a Qualified Receivables Transaction; and

(6) any Specified Asset Sale.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit D or any other form approved by the Administrative Agent.

“Attributable Debt” means, with respect to any Sale/Leaseback Transaction that does not result in a Capitalized Lease Obligation, the present value (computed in accordance with GAAP) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease which is terminable by the lessee upon payment of a penalty, the Attributable Debt shall be the lesser of (i) the Attributable Debt determined assuming termination upon the first date such lease may be terminated (in which case the Attributable Debt shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) and (ii) the Attributable Debt determined assuming no such termination.

“Average Life” means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (a) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or scheduled redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (b) the sum of all such payments.

“Bail-In Action” has the meaning set forth in Section 9.22(c).

“Bail-In Legislation” has the meaning set forth in Section 9.22(c).

“Bank Indebtedness” means all obligations under the U.S. Bank Indebtedness and European Bank Indebtedness.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” means the board of directors of the Borrower or any committee thereof duly authorized to act on behalf of the board of directors of the Borrower.

“Borrower” means Goodyear. In addition, when used in respect of a Co-Borrower Loan or any obligation or payment in respect of a Co-Borrower Loan, references to the “Borrower” shall include both Goodyear and the Co-Borrower in respect of such Co-Borrower Loan.

“Borrowing” means Loans of the same Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03 in substantially the form of Exhibit A hereto.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Canadian Benefit Plans” means all material employee benefit plans of any nature or kind whatsoever that are not Canadian Pension Plans and are maintained or contributed to by any Credit Party having employees in Canada.

“Canadian Pension Plans” means each plan which is a registered pension plan within the meaning of the Income Tax Act (Canada).

“Canadian Security Agreements” has the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Canadian Tax Opinion” means an opinion of independent tax counsel reasonably acceptable to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, to the effect that no withholding of Canadian tax would be required on any payment with respect to any Co-Borrower Loan.

“Capitalized Lease Obligations” means, subject to Section 1.03, an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP (or a finance lease upon adoption by the Borrower of ASU No. 2016-02, Leases (Topic 842)), and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP.

“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record (other than in the case of The Depository Trust Company or any other clearing agency, in its capacity as record holder of any Capital Stock for other Persons that are the beneficial owners of such Capital Stock), by any Person or group (within the meaning of the Exchange Act and the rules of the United States Securities and Exchange Commission thereunder as in effect on the date hereof), of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) directors on the Restatement Date or nominated or approved prior to their election by the board of directors of the Borrower nor (ii) appointed by directors so nominated or approved.

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.11(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that for purposes of this definition, with respect to all requests, rules, guidelines or directives adopted or issued pursuant to or in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Basel III, the date of this Agreement shall be deemed to be April 10, 2012; provided further that no act, event or circumstance referred to in clause (a), (b) or (c) of this definition shall be deemed to have occurred prior to the date of this Agreement as a result of the applicable law, rule, regulation, interpretation, application, request, guideline or directive having been adopted, made or issued under the general authority of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III or any other law or multinational supervisory agreement in effect prior to the date hereof.

“CLO” means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course and is administered or managed by a Lender or an Affiliate of such Lender.

“Co-Borrower” means Goodyear Canada.

“Co-Borrower Loan” means each Loan (or portion of a Loan) designated as a Co-Borrower Loan of the Co-Borrower pursuant to Section 2.16.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all the assets and rights that secure any of the Obligations pursuant to the Security Documents.

“Collateral Agent” means Deutsche Bank Trust Company Americas, in its capacity as collateral agent for the Lenders and the other Secured Parties under the Guarantee and Collateral Agreement and the other Security Documents, and shall include each of its sub-agents hereunder.

“Commitment” means, with respect to each applicable Lender, the commitment of such Lender to make Loans on the Restatement Date, expressed as an amount representing the maximum permitted aggregate amount of the Loans to be made by such Lender. The amount of each applicable Lender’s Commitment is set forth on Schedule 2.01. The aggregate amount of the Commitments, taken together with the amount of Loans that will continue on the Restatement Date to be held by the Continuing Lenders, is $400,000,000.

“Consent Subsidiary” means (a) any Subsidiary listed on Schedule 1.01A and (b) any Subsidiary not on Schedule 1.01A or formed or acquired after the Restatement Date, in respect of which (A) the consent of any Person other than the Borrower or any Wholly Owned Subsidiary is required by applicable law or the terms of any organizational document of such Subsidiary or other agreement of such Subsidiary or any Affiliate of such Subsidiary in order for such Subsidiary to execute the Guarantee and Collateral Agreement as a Grantor or a Subsidiary Guarantor and perform its obligations thereunder, or in order for Capital Stock of such Subsidiary to be pledged under the Security Documents, as the case may be, and (B) the Borrower has endeavored in good faith to obtain such consents, and such consents shall not have been obtained. Notwithstanding the foregoing, no Subsidiary shall be a Consent Subsidiary at any time that it is a guarantor of, or has provided any collateral to secure, Indebtedness for borrowed money of the Borrower, and any Consent Subsidiary (including a Consent Subsidiary listed in Schedule 1.01A) that at any time ceases to meet the test set forth in clause (A) shall cease to be a Consent Subsidiary. No Subsidiary shall be a Consent Subsidiary if it is (i) a Guarantor or a Grantor under the First Lien Guarantee and Collateral Agreement, (ii) a US Guarantor under the European Guarantee and Collateral Agreement or a “Subsidiary Guarantor” (that is organized under the laws of the United States or Canada or any of their respective states, provinces, territories or possessions or any political subdivision of any thereof) under the GDTE Notes Indenture, (iii) a “Subsidiary Guarantor” under the 2015 Indenture, the 2016 Indenture or the 2017 Indenture or (iv) a Subsidiary of the Borrower that Guarantees any obligations arising under an indenture or any other document governing Material Indebtedness of the Borrower entered into after the date hereof.

“Consolidated Coverage Ratio” as of any date of determination means the ratio of:

(1) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which financial statements have been filed with the SEC to

(2) Consolidated Interest Expense for such four fiscal quarters;

provided, however, that:

(A) if the Borrower or any Restricted Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period,

(B) if the Borrower or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated Coverage Ratio, EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Borrower or such Restricted Subsidiary had not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

(C) if since the beginning of such period the Borrower or any Restricted Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets that are the subject of such Asset Disposition for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Borrower or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Borrower and its Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Borrower and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale),

(D) if since the beginning of such period the Borrower or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person that becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of an operating unit, division or line of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period, and

(E) if since the beginning of such period any Person that subsequently became a Restricted Subsidiary or was merged with or into the Borrower or any Restricted Subsidiary since the beginning of such period shall have made any Asset Disposition or any Investment or acquisition of assets that would have required an adjustment pursuant to clause (C) or (D) above if made by the Borrower or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition of assets occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, Asset Disposition or other Investment, the amount of income, EBITDA or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible Financial Officer of the Borrower and shall comply with the requirements of Rule 11-02 of Regulation S-X, as it may be amended or replaced from time to time, promulgated by the SEC.

If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term as at the date of determination in excess of 12 months). If any Indebtedness is Incurred or repaid under a revolving credit facility and is being given pro forma effect, the interest on such Indebtedness shall be calculated based on the average daily balance of such Indebtedness for the four fiscal quarters subject to the pro forma calculation.

“Consolidated Interest Expense” means, for any period, the total interest expense of the Borrower and its Consolidated Restricted Subsidiaries, plus, to the extent Incurred by the Borrower and its Consolidated Restricted Subsidiaries in such period but not included in such interest expense, without duplication:

(1) interest expense attributable to Capitalized Lease Obligations and the interest expense attributable to leases constituting part of a Sale/Leaseback Transaction that does not result in a Capitalized Lease Obligation;

(2) amortization of debt discount and debt issuance costs;

(3) capitalized interest;

(4) noncash interest expense;

(5) commissions, discounts and other fees and charges attributable to letters of credit and bankers’ acceptance financing;

(6) interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Borrower or any Restricted Subsidiary and such Indebtedness is in default under its terms or any payment is actually made in respect of such Guarantee;

(7) net payments made pursuant to Hedging Obligations in respect of interest expense (including amortization of fees);

(8) dividends paid in cash or Disqualified Stock in respect of (A) all Preferred Stock of Restricted Subsidiaries and (B) all Disqualified Stock of the Borrower, in each case held by Persons other than the Borrower or a Restricted Subsidiary;

(9) interest Incurred in connection with investments in discontinued operations; and

(10) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Borrower) in connection with Indebtedness Incurred by such plan or trust;

and less, to the extent included in such total interest expense, the amortization during such period of capitalized financing costs; provided, however, that for any financing consummated after the Restatement Date, the aggregate amount of amortization relating to any such capitalized financing costs in respect of any such financing that is deducted in calculating Consolidated Interest Expense shall not exceed 5% of the aggregate amount of such financing.

“Consolidated Net Income” means, for any period, the net income of the Borrower and its Consolidated Subsidiaries for such period; provided, however, that there shall not be included in such Consolidated Net Income:

(a) any net income of any Person (other than the Borrower) if such Person is not a Restricted Subsidiary, except that:

(1) subject to the limitations contained in clause (d) below, the Borrower’s equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Borrower or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution made to a Restricted Subsidiary, to the limitations contained in clause (c) below);

(2) the Borrower’s equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income to the extent such loss has been funded with cash from the Borrower or a Restricted Subsidiary;

(b) any net income (or loss) of any Person acquired by the Borrower or a Subsidiary of the Borrower in a pooling of interests transaction for any period prior to the date of such acquisition;

(c) any net income of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Borrower (but, in the case of any Foreign Restricted Subsidiary, only to the extent cash equal to such net income (or a portion thereof) for such period is not readily procurable by the Borrower from such Foreign Restricted Subsidiary (with the amount of cash readily procurable from such Foreign Restricted Subsidiary being determined in good faith by a Financial Officer of the Borrower) pursuant to intercompany loans, repurchases of Capital Stock or otherwise), except that:

(1) subject to the limitations contained in clause (d) below, the Borrower’s equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Restricted Subsidiary during such period to the Borrower or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution made to another Restricted Subsidiary, to the limitation contained in this clause); and

(2) the net loss of any such Restricted Subsidiary for such period shall not be excluded in determining such Consolidated Net Income;

(d) any gain (or loss) realized upon the sale or other disposition of any asset of the Borrower or its Consolidated Subsidiaries (including pursuant to any Sale/Leaseback Transaction) that is not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

(e) any extraordinary gain or loss; and

(f) the cumulative effect of a change in accounting principles.

Notwithstanding the foregoing, for the purpose of Section 6.02 only, there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Borrower or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under Section 6.02(a)(3)(iv).

“Consolidated Net Indebtedness” means, as of any date of determination, an amount equal to (a) the aggregate principal amount of all outstanding Indebtedness of the Borrower and its Consolidated Restricted Subsidiaries (but (i) excluding any Attributable Debt and Hedging Obligations (and Guarantees thereof) and (ii) including Indebtedness of any Subsidiary in respect of any Qualified Receivables Transaction that is included on the Borrower’s consolidated balance sheet), minus (b) the aggregate amount of cash and Temporary Cash Investments held at such time by the Borrower and its Consolidated Restricted Subsidiaries.

“Consolidated Net Secured Indebtedness” means, at any date, (a) the sum for the Borrower and its Consolidated Restricted Subsidiaries at such date, without duplication, of (i) all Indebtedness (other than obligations in respect of Swap Agreements) that is included on the Borrower’s consolidated balance sheet and is Secured Indebtedness, (ii) all Capitalized Lease Obligations, (iii) all synthetic lease financings and (iv) all Qualified Receivables Transactions, minus (b) the aggregate amount of cash and Temporary Cash Investments in excess of $400,000,000 held at such time by the Borrower and its Consolidated Restricted Subsidiaries, all determined in accordance with GAAP. For purposes of computing Consolidated Net Secured Indebtedness, the amount of any synthetic lease financing shall equal the amount that would be capitalized in respect of such lease if it were a Capitalized Lease Obligation.

“Consolidated Revenue” means, for any period, the revenues for such period, determined in accordance with GAAP, of the Borrower and the Subsidiaries the accounts of which would be consolidated with those of the Borrower in the Borrower’s consolidated financial statements in accordance with GAAP.

“Consolidated Total Assets” means, at any date, the total assets, determined in accordance with GAAP, of the Borrower and the Subsidiaries the accounts of which would be consolidated with those of the Borrower in the Borrower’s consolidated financial statements in accordance with GAAP.

“Consolidation” means, unless the context otherwise requires, the consolidation of (1) in the case of the Borrower, the accounts of each of the Restricted Subsidiaries with those of the Borrower and (2) in the case of a Restricted Subsidiary, the accounts of each Subsidiary of such Restricted Subsidiary that is a Restricted Subsidiary with those of such Restricted Subsidiary, in each case in accordance with GAAP consistently applied; provided, however, that “Consolidation” will not include consolidation of the accounts of any Unrestricted Subsidiary, but the interest of the Borrower or any Restricted Subsidiary in an Unrestricted Subsidiary will be accounted for as an investment. The term “Consolidated” has a correlative meaning.

“Continuing Lender” means each Lender under the Existing Credit Agreement on the Restatement Date that is listed on Schedule 2.01 as a Continuing Lender.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Documents” means this Agreement, any Extension Agreements, any promissory notes delivered pursuant to Section 2.06(e), the Security Documents, the Lenders Lien Subordination and Intercreditor Agreement, the Lien Subordination and Intercreditor Agreement and the Disclosure Letter.

“Credit Facilities Agreements” means this Agreement, the First Lien Agreement and the European Facilities Agreement.

“Credit Party” means Goodyear, the Co-Borrower, each Subsidiary Guarantor and each Grantor.

“Currency Agreement” means with respect to any Person any foreign exchange contract, currency swap agreement or other similar agreement or arrangement to which such Person is a party or of which it is a beneficiary.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defined Benefit CPP” means any Canadian Pension Plan which contains a “defined benefit provision,” as defined in subsection 147.1(1) of the Income Tax Act (Canada).

“Designated Noncash Consideration” means noncash consideration received by the Borrower or one of its Restricted Subsidiaries in connection with an Asset Disposition that is designated by the Borrower as Designated Noncash Consideration, less the amount of cash or cash equivalents received in connection with a subsequent sale of such Designated Noncash Consideration, which cash and cash equivalents shall be considered Net Available Cash received as of such date and shall be applied pursuant to Section 6.04.

“Disclosure Documents” means reports of the Borrower on Forms 10-K, 10-Q and 8-K, and any amendments thereto and documents incorporated by reference therein, that shall have been (i) filed with or furnished to the SEC on or prior to February 8, 2018, or (ii) filed with or furnished to the SEC after such date and prior to the Restatement Date and delivered to the Administrative Agent prior to the date hereof.

“Disclosure Letter” means the letter to the Lenders and JPMCB from the Borrower, dated the Restatement Date, which identifies itself as the Disclosure Letter.

“Disqualified Stock” means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event:

(a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

(b) is convertible or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock convertible or exchangeable solely at the option of the Borrower or a Restricted Subsidiary; provided, however, that any such conversion or exchange shall be deemed an Incurrence of Indebtedness or Disqualified Stock, as applicable); or

(c) is redeemable at the option of the holder thereof, in whole or in part;

in the case of each of clauses (a), (b) and (c), on or prior to 180 days after the Maturity Date; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an “asset sale” or “change of control” occurring prior to the date that is 180 days after the Maturity Date shall not constitute Disqualified Stock if the “asset sale” or “change of control” provisions applicable to such Capital Stock are not more favorable in any material respect to the holders of such Capital Stock than the provisions of Section 4.06 and Section 4.08 of (i) the 2015 Indenture or (ii) the 2016 Indenture; provided further, however, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, retirement, death or disability.

The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant to this Agreement; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

“Documentation Agent” means each of Barclays Bank PLC, BNP Paribas, Credit Agricole Corporate and Investment Bank, Goldman Sachs Lending Partners LLC, HSBC Bank USA, National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Bank, National Association, in its capacity as documentation agent hereunder.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary.

“EBITDA” means, for any period, the Consolidated Net Income for such period, plus, without duplication, the following, to the extent deducted in calculating such Consolidated Net Income:

(a) income tax expense of the Borrower and its Consolidated Restricted Subsidiaries;

(b) Consolidated Interest Expense;

(c) depreciation expense of the Borrower and its Consolidated Restricted Subsidiaries;

(d) amortization expense of the Borrower and its Consolidated Restricted Subsidiaries (excluding amortization expense attributable to a prepaid cash item that was paid in a prior period); and

(e) all other noncash charges of the Borrower and its Consolidated Restricted Subsidiaries (excluding any such noncash charge to the extent it represents an accrual of or reserve for cash expenditures in any future period) less all noncash items of income of the Borrower and its Restricted Subsidiaries in each case for such period (other than normal accruals in the ordinary course of business).

Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and noncash charges of, a Restricted Subsidiary of the Borrower shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if (A) a corresponding amount would be permitted at the date of determination to be dividended to the Borrower by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its shareholders or (B) in the case of any Foreign Restricted Subsidiary, a corresponding amount of cash is readily procurable by the Borrower from such Foreign Restricted Subsidiary (as determined in good faith by a Financial Officer of the Borrower) pursuant to intercompany loans, repurchases of Capital Stock or otherwise, provided that to the extent cash of such Foreign Restricted Subsidiary provided the basis for including the net income of such Foreign Subsidiary in Consolidated Net Income pursuant to clause (c) of the definition of “Consolidated Net Income,” such cash shall not be taken into account for the purposes of determining readily procurable cash under this clause (B).

“EEA Financial Institution” has the meaning set forth in Section 9.22(c).

“EEA Member Country” has the meaning set forth in Section 9.22(c).

“EEA Resolution Authority” has the meaning set forth in Section 9.22(c).

“Effective Date” means April 8, 2005.

“Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, the preservation or reclamation of natural resources, the presence, management or release of, or exposure to, any Hazardous Materials or to health and safety matters.

“Environmental Liability” means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to any Plan (other than an event for which the 30-day notice period is waived or an event described in Section 4043.33 of Title 29 of the Code of Federal Regulations); (b) any failure by any Plan to satisfy the minimum funding standards (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such Plan as to which a waiver has not been obtained; (c) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (d) the treatment of a Plan amendment as a termination under Section 4041 of ERISA; (e) any event or condition, other than the Transactions, that would be materially likely to result in the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan under Section 4042 of ERISA; (f) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice of an intention to terminate any Plan or to appoint a trustee to administer any Plan; (g) the incurrence by the Borrower, any Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (h) the receipt by the Borrower, any Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, any Subsidiary or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA or in critical status within the meaning of Section 305 of ERISA.

“EU Bail-In Legislation Schedule” has the meaning set forth in Section 9.22(c).

“Euro” or “€” means the lawful currency of the member states of the European Union that have adopted a single currency in accordance with applicable law or treaty.

“Euro Equivalent” means with respect to any monetary amount in a currency other than Euros, at any time of determination thereof, the amount of Euros obtained by converting such foreign currency involved in such computation into Euros at the spot rate for the purchase of Euros with the applicable foreign currency as published in The Wall Street Journal in the “Exchange Rates” column under the heading “Currency Trading” on the date two Business Days prior to such determination.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“European Bank Indebtedness” means any and all amounts payable under or in respect of the European Facilities Agreement and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower, whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

“European Facilities Agreement” means the Amended and Restated Revolving Credit Agreement dated as of May 12, 2015, among GDTE, the other borrowers thereunder, certain lenders, certain issuing banks, J.P. Morgan Europe Limited, as administrative agent, and JPMCB, as collateral agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

“European Guarantee and Collateral Agreement” means the amended and restated Master Guarantee and Collateral Agreement among the Borrower, the Subsidiaries party thereto and JPMCB, in its capacity as collateral agent under the credit agreements described therein, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Excluded Subsidiary” means any Subsidiary with only nominal assets and no operations. No Subsidiary shall be an Excluded Subsidiary if it is (a) a Guarantor or a Grantor under the First Lien Guarantee and Collateral Agreement, (b) a US Guarantor under the European Guarantee and Collateral Agreement or a “Subsidiary Guarantor” (that is organized under the laws of the United States or Canada or any of their respective states, provinces, territories or possessions or any political subdivision of any thereof) under the GDTE Notes Indenture, (c) a “Subsidiary Guarantor” under the 2015 Indenture, the 2016 Indenture or the 2017 Indenture or (d) a Subsidiary of the Borrower that Guarantees any obligations arising under an indenture or any other document governing Material Indebtedness of the Borrower entered into after the date hereof.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise Taxes imposed on (or measured by) its net income by the United States or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States or any similar Tax imposed by any other jurisdiction described in clause (a) above, (c) (i) any withholding Tax that is imposed by the United States on amounts payable to a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.15(b)) at the time such Foreign Lender first becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.13(a) or (ii) any withholding Tax that is imposed by the United States on amounts payable to a Foreign Lender that is attributable to such Foreign Lender’s failure to comply with Sections 2.13(f) and (g), and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” means the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as amended by the First Amendment dated as of June 16, 2015 and as further amended by the Second Amendment dated as of March 7, 2017, among the Borrower, the lenders party thereto, Deutsche Bank Trust Company Americas, as collateral agent, and JPMCB, as administrative agent, as in effect immediately prior to the effectiveness of this Agreement.

“Extending Lender” has the meaning set forth in Section 2.17(a).

“Extension Agreement” means an extension agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Extending Lenders, effecting an Extension Permitted Amendment and such other amendments hereto and to the other Credit Documents as are contemplated by Section 2.17.

“Extension Permitted Amendment” means an amendment to this Agreement and the other Credit Documents, effected in connection with an Extension Request pursuant to Section 2.17, providing for an extension of the Maturity Date of the Extending Lenders’ Loans (such Loans being referred to as the “Extended Loans”) and, in connection therewith, (a) an increase or decrease in the rate of interest accruing on such Extended Loans, (b) an increase or decrease in the fees payable to, or the inclusion of new fees to be payable to, the Extending Lenders in respect of such Extension Request or their Extended Loans and/or (c) an addition, removal or modification of any affirmative or negative covenants of the Credit Parties under, or other provisions of, the Credit Documents, provided that any such addition, removal or modification shall only apply during the period commencing on the latest Maturity Date in effect immediately prior to such Extension Permitted Amendment, other than any added covenants that are to be effective prior to such time which added covenants shall equally benefit the Extending Lenders and all other Lenders.

“Extension Request” has the meaning set forth in Section 2.17(a).

“Fair Market Value” means, with respect to any asset or property, the price which could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction, as such price is, unless specified otherwise in this Agreement, determined in good faith by a Financial Officer of the Borrower or by the Board of Directors.

“Farm Tires Sale” means any sale or sales of all or a portion of the farm tires business or assets of the Borrower and its Subsidiaries.

“FATCA” means Sections 1471 through 1474 of the Code, as in effect on the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements with respect thereto.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or any assistant treasurer of the Borrower, or any senior vice president or higher ranking executive to whom any of the foregoing report.

“First Lien Agreement” means the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, among the Borrower, certain lenders, certain issuing banks, and JPMCB, as administrative agent and collateral agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

“First Lien Guarantee and Collateral Agreement” means the First Lien Guarantee and Collateral Agreement among the Borrower, the Subsidiary Guarantors, the Grantors, certain other Subsidiaries and JPMCB, dated as of April 8, 2005, as amended and restated as of April 7, 2016 and as thereafter from time to time further amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

“First Lien Indebtedness” means any and all amounts payable under or in respect of, or that may be Incurred pursuant to unused commitments under, or that may be drawn under undrawn letters of credit under, the First Lien Agreement and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

“Fitch” means Fitch Ratings, Inc., and any successor thereto.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Pledge Agreement” means a pledge agreement securing the Obligations or any of them that is governed by the law of a jurisdiction other than the United States and reasonably satisfactory in form and substance to the Collateral Agent.

“Foreign Restricted Subsidiary” means any Restricted Subsidiary that is not organized under the laws of the United States or any State thereof or the District of Columbia, other than Goodyear Canada.

“Foreign Subsidiary” means any Subsidiary organized under the laws of a jurisdiction other than the United States or any of its territories or possessions or any political subdivision thereof.

“GAAP” means generally accepted accounting principles in the United States.

“GDTE” means Goodyear Dunlop Tires Europe B.V.

“GDTE Notes” means up to €250,000,000 aggregate principal amount of senior unsecured notes of GDTE issued on December 15, 2015, under the GDTE Notes Indenture.

“GDTE Notes Indenture” means the Indenture dated as of December 15, 2015, among the Borrower, GDTE, certain Subsidiaries, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as registrar and Luxembourg paying agent and transfer agent.

“Goodyear” means The Goodyear Tire & Rubber Company, an Ohio corporation.

“Goodyear Argentina” means Neumáticos Goodyear S.r.L., a limited liability company incorporated under the laws of the Republic of Argentina, and its successors and permitted assigns.

“Goodyear Canada” means Goodyear Canada Inc., an Ontario corporation, and its successors and permitted assigns.

“Goodyear Luxembourg” means Goodyear S.A., a société anonyme organized under the laws of Luxembourg, and its successors and permitted assigns.

“Goodyear Venezuela” means C.A. Goodyear de Venezuela, a compañía anónima organized under the laws of Venezuela, and its successors and permitted assigns.

“Governmental Authority” means the government of the United States, Canada, any other nation or any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantors” means the Borrower and each North American Subsidiary that is, or is required pursuant to Section 5.08 to become, a Grantor (as defined in the Guarantee and Collateral Agreement) and, if applicable, a party to any Canadian Security Agreement.

“Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

(1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or

(2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning. The term “Guarantor” means any Person Guaranteeing any obligation.

“Guarantee and Collateral Agreement” means the Second Lien Guarantee and Collateral Agreement among the Borrower, the Subsidiary Guarantors, the Grantors, certain other Subsidiaries and the Collateral Agent, dated as of April 8, 2005, as amended and restated as of March 7, 2017 and as thereafter from time to time further amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

“Hazardous Materials” means (a) petroleum products and byproducts, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, chlorofluorocarbons and all other ozone-depleting substances; and (b) any pollutant or contaminant or any hazardous, toxic, radioactive or otherwise regulated chemical, material, substance or waste that is prohibited, limited or regulated pursuant to any applicable Environmental Law.

“Hedging Obligations” of any Person means the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement or raw materials hedge agreement.

“Increasing Lenders” means each Continuing Lender the Restatement Loan Amount of which is greater than such Continuing Lender’s Original Loan Amount.

“Incur” means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term “Incurrence” when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall not be deemed the Incurrence of Indebtedness.

“Indebtedness” means, with respect to any Person on any date of determination, without duplication:

(1) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money;

(2) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

(3) all obligations of such Person for the reimbursement of any obligor on any letter of credit, bank guarantee, bankers’ acceptance or similar credit transaction (other than obligations with respect to letters of credit, bank guarantees, Trade Acceptances or similar credit transactions securing obligations (other than obligations described in clauses (1), (2) and (5)) entered into in the ordinary course of business of such Person to the extent such letters of credit, bank guarantees, Trade Acceptances or similar credit transactions are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit, bank guarantee, Trade Acceptance or similar credit transaction);

(4) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (except Trade Payables), which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services;

(5) all Capitalized Lease Obligations and all Attributable Debt of such Person;

(6) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued and unpaid dividends);

(7) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of Indebtedness of such Person shall be the lesser of:

(A) the Fair Market Value of such asset at such date of determination and

(B) the amount of such Indebtedness of such other Persons;

(8) Hedging Obligations of such Person; and

(9) all obligations of the type referred to in clauses (1) through (8) of other Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee.

Notwithstanding the foregoing, in connection with the purchase by the Borrower or any Restricted Subsidiary of any business, the term “Indebtedness” shall exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning set forth in Section 9.03.

“Information” has the meaning set forth in Section 9.12.

“Intellectual Property” has the meaning set forth in the Guarantee and Collateral Agreement.

“Intercompany Items” means obligations owed by the Borrower or any Subsidiary to the Borrower or any other Subsidiary.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05 in substantially the form of Exhibit B hereto.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter or ending on the same day of the week that is one week (or, with the consent of each Lender, two or three weeks) thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Rate Agreement” means, with respect to any Person, any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement to which such Person is a party or of which it is a beneficiary.

“Interpolated Screen Rate” means, with respect to any Eurodollar Loan for any Interest Period, the rate per annum that results from interpolating on a linear basis between (a) the applicable Screen Rate for the longest maturity for which a Screen Rate is available that is shorter than such Interest Period and (b) the applicable Screen Rate for the shortest maturity for which a Screen Rate is available that is longer than such Interest Period, in each case as of the Specified Time on the Quotation Day.

“Investment” in any Person means any direct or indirect advance, loan or other extension of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by, such Person. For purposes of the definition of “Unrestricted Subsidiary” and Section 6.02:

(1) “Investment” shall include the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to:

(A) the Borrower’s “Investment” in such Subsidiary at the time of such redesignation less

(B) the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation; and

(2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value at the time of such transfer.

In the event that the Borrower sells Capital Stock of a Restricted Subsidiary such that after giving effect to such sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary, any Investment in such Person remaining after giving effect to such sale shall be deemed to constitute an Investment made on the date of such sale of Capital Stock.

“JPMCB” means JPMorgan Chase Bank, N.A., and its successors.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Lenders Lien Subordination and Intercreditor Agreement” means the Amended and Restated Lenders Lien Subordination and Intercreditor Agreement among the Collateral Agent, the collateral agent under the First Lien Agreement, the Borrower and the Subsidiary Guarantors, dated as of April 19, 2012, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the Screen Rate as of the Specified Time on the Quotation Day.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, French delegation of claims, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Lien Subordination and Intercreditor Agreement” means the Lien Subordination and Intercreditor Agreement dated as of April 19, 2012, as amended, among (a) the Collateral Agent, (b) the collateral agent under the First Lien Agreement, (c) the Designated Senior Obligations Collateral Agents and Designated Junior Obligations Collateral Agents (as such terms are defined therein) from time to time party thereto and (d) the Borrower and the Subsidiaries of the Borrower party thereto or any substitute or successor agreement among such parties containing substantially the same terms (and under which the Obligations shall have been designated by the Borrower as “Senior Obligations”), with any changes approved by the Administrative Agent.

“Loans” means (a) the loans made to the Borrower pursuant to and continued under the Existing Credit Agreement that are continued under this Agreement and (b) the loans made pursuant to Section 2.01. “Loans” shall include the Co-Borrower Loans.

“Lockbox System” has the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Majority Lenders” means, at any time, Lenders having Loans representing more than 50% of the aggregate principal amount of the total Loans outstanding.

“Material Adverse Change” means a material adverse change in or effect on (a) the business, operations, properties, assets or financial condition (including as a result of the effects of any contingent liabilities thereon) of the Borrower and the Subsidiaries, taken as a whole, (b) the ability of the Credit Parties, taken as a whole, to perform obligations under this Agreement and the other Credit Documents that are material to the rights or interests of the Lenders or (c) the rights of or benefits available to the Lenders under this Agreement and the other Credit Documents that are material to the interests of the Lenders.

“Material Foreign Subsidiary” means, at any time, each Foreign Subsidiary that had Total Assets with an aggregate book value in excess of $50,000,000 as of December 31, 2017, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered (or deemed delivered) pursuant to Section 5.01(a) or (b).

“Material Indebtedness” means Indebtedness (other than the Loans), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $100,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time, calculated in accordance with the terms of such Swap Agreement.

“Material Intellectual Property” means all Intellectual Property of the Borrower and the Grantors, other than Intellectual Property that in the aggregate is not material to the business of the Borrower and the Subsidiaries, taken as a whole.

“Material Subsidiary” means, at any time, each Subsidiary other than Subsidiaries that do not represent more than 5% for any such individual Subsidiary, or more than 10% in the aggregate for all such Subsidiaries, of either (a) Consolidated Total Assets or (b) Consolidated Revenue for the period of four fiscal quarters most recently ended.

“Maturity Date” means March 7, 2025.

“MNPI” means material information concerning the Borrower and the Subsidiaries and their respective securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act to the extent applicable.

“Moody’s” means Moody’s Investors Service, Inc., and any successor thereto.

“Mortgage” means a mortgage or deed of trust, assignment of leases and rents, or other security documents reasonably satisfactory in form and substance to the Collateral Agent granting a Lien on any Mortgaged Property to secure the Obligations, and shall include each amendment and restatement of any existing Mortgage in connection with the amendment and restatement of the Existing Credit Agreement.

“Mortgaged Property” means, at any time, each parcel of real property listed in Schedule 1.01B and the improvements thereto.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“NAIC” means the National Association of Insurance Commissioners.

“Net Available Cash” from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, in each case only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Disposition or received in any other noncash form) therefrom, in each case net of:

(1) all legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such Asset Disposition;

(2) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law be repaid out of the proceeds from such Asset Disposition;

(3) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition; and

(4) appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed of in such Asset Disposition and retained by the Borrower or any Restricted Subsidiary after such Asset Disposition (but only for so long as such reserve is maintained).

“Net Cash Proceeds” means, with respect to any issuance or sale of Capital Stock, the cash proceeds of such issuance or sale net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, listing fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

“Net Intercompany Items” means, in the case of any Subsidiary, (a) the aggregate amount of the Intercompany Items owed by the Borrower or any other Subsidiary to such Subsidiary minus (b) the aggregate amount of the Intercompany Items owed by such Subsidiary to the Borrower or any other Subsidiary.

“Non-Continuing Lenders” means the Original Lenders that are not party to this Agreement or that do not have Restatement Loan Amounts.

“North American Subsidiary” means any Subsidiary organized under the laws of the United States or Canada or any of their respective states, provinces, territories or possessions or any political subdivision of any thereof.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” shall mean the rate for a federal funds transaction quoted at 11:00 a.m. (New York City time) on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it in its reasonable discretion; provided further, that if the NYFRB Rate, determined as provided above, would be less than zero, the NYFRB Rate shall for all purposes of this Agreement be zero.

“Obligations” means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Credit Parties to any of the Secured Parties under this Agreement and each of the other Credit Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and (b) the due and punctual performance of all other obligations of the Credit Parties to any of the Secured Parties under this Agreement and the other Credit Documents.

“Original Lenders” means the Lenders party to the Existing Credit Agreement immediately prior to the consummation of the transactions to occur on the Restatement Date.

“Original Loan Amount” means, as to each Original Lender, the aggregate outstanding principal amount of the loans of such Original Lender under the Existing Credit Agreement immediately prior to the consummation of the transactions to occur on the Restatement Date.

“Other Taxes” means any and all present or future stamp, documentary, excise, recording, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Credit Document.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Participant” has the meaning assigned to such term in Section 9.04.

“Participant Register” has the meaning assigned to such term in Section 9.04.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Business” means any business engaged in by the Borrower or any Restricted Subsidiary on the Restatement Date and any Related Business.

“Permitted Investment” means an Investment by the Borrower or any Restricted Subsidiary in:

(1) the Borrower, a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary;

(2) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Borrower or a Restricted Subsidiary;

(3) Temporary Cash Investments;

(4) receivables owing to the Borrower or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Borrower or any such Restricted Subsidiary deems reasonable under the circumstances;

(5) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

(6) loans and advances to officers and employees made in the ordinary course of business of the Borrower or such Restricted Subsidiary;

(7) stock, obligations or securities received in settlement of disputes with customers or suppliers or debts (including pursuant to any plan of reorganization or similar arrangement upon insolvency of a debtor) created in the ordinary course of business and owing to the Borrower or any Restricted Subsidiary or in satisfaction of judgments;

(8) any Person to the extent such Investment represents the non-cash portion of the consideration received for an Asset Disposition that was made pursuant to and in compliance with Section 6.04;

(9) a Receivables Entity or any Investment by a Receivables Entity in any other Person in connection with a Qualified Receivables Transaction, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Receivables Transaction or any related Indebtedness; provided, however, that any Investment in a Receivables Entity is in the form of a Purchase Money Note, contribution of additional receivables or an equity interest;

(10) any Person to the extent such Investments consist of prepaid expenses, negotiable instruments held for collection, and lease, utility, workers’ compensation, performance and other similar deposits made in the ordinary course of business by the Borrower or any Restricted Subsidiary;

(11) any Person to the extent such Investments consist of Hedging Obligations otherwise permitted under Section 6.01;

(12) any Person to the extent such Investment in such Person existed on the Restatement Date and any Investment that replaces, refinances or refunds such an Investment, provided that the new Investment is in an amount that does not exceed that amount replaced, refinanced or refunded and is made in the same Person as the Investment replaced, refinanced or refunded;

(13) advances to, and Guarantees for the benefit of, customers, dealers, lessors, lessees or suppliers made in the ordinary course of business and consistent with past practice; and

(14) any Person to the extent such Investment, when taken together with all other Investments made pursuant to this clause (14) and then outstanding on the date such Investment is made, does not exceed the greater of (A) the sum of (i) $500,000,000 and (ii) any amounts under Section 6.02(a)(3)(iv)(x) that were excluded by operation of the proviso in Section 6.02(a)(3)(iv) and which excluded amounts are not otherwise included in Consolidated Net Income or intended to be permitted under any of clauses (1) through (13) of this definition and (B) 5.0% of Consolidated assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been filed with the SEC.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV or Section 302 of ERISA or Section 412 of the Code sponsored, maintained or contributed to by the Borrower, any Subsidiary or any ERISA Affiliate.

“Platform” has the meaning set forth in Section 9.01(d).

“Preferred Stock,” as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMCB (or any successor Administrative Agent appointed or chosen pursuant to Article VIII hereof) as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Priority Secured Indebtedness” means (i) First Lien Indebtedness, (ii) Secured Indebtedness that is secured by Liens on the Collateral that are not subordinated to the Liens securing the Obligations and (iii) Secured Indebtedness to the extent secured by Liens on assets not included in the Collateral, in the case of each of clauses (i) through (iii) limited to the portion of such Indebtedness that is so secured.

“Pro Forma Senior Secured Leverage Ratio” means, as of the last day of any period, the ratio, determined on a pro forma basis as described below, of (a) Consolidated Net Secured Indebtedness as of such day to (b) EBITDA for such period. All computations required to be made for purposes of determining the Pro Forma Senior Secured Leverage Ratio at any time shall be made giving pro forma effect to any incurrence, increase or reduction of Indebtedness or Consolidated Net Secured Indebtedness, and any acquisition, Investment, Asset Disposition or Specified Asset Sale, in each case occurring after the last day of the applicable period and prior to such time of determination, and, to the extent applicable, the historical earnings and cash flows associated with the assets acquired or disposed of, in each case as if such transaction occurred on the first day of the period in respect of which such computations are being made, but shall not take into account any projected synergies or similar benefits expected to be realized as a result of such event; provided that no such acquisition, Investment, Asset Disposition or Specified Asset Sale shall be reflected on a pro forma basis unless the aggregate consideration in respect thereof has a fair value in excess of $250,000,000. In connection with such computations, if the Incurrence of any Indebtedness is being given pro forma effect and such Indebtedness bears a floating rate of interest, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period. Pro forma computations shall be made in good faith by a Financial Officer of the Borrower.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Purchase Money Indebtedness” means Indebtedness:

(1) consisting of the deferred purchase price of property, plant and equipment, conditional purchase obligations, obligations under any title retention agreement and other obligations Incurred in connection with the acquisition, construction or improvement of such asset, in each case where the amount of such Indebtedness does not exceed the greater of (A) the cost of the asset being financed and (B) the Fair Market Value of such asset; and

(2) Incurred to finance such acquisition, construction or improvement by the Borrower or a Restricted Subsidiary of such asset;

provided, however, that such Indebtedness is Incurred within 180 days after such acquisition or the completion of such construction or improvement.

“Purchase Money Note” means a promissory note of a Receivables Entity evidencing a line of credit, which may be irrevocable, from the Borrower or any Subsidiary of the Borrower to a Receivables Entity in connection with a Qualified Receivables Transaction, which note:

(1) shall be repaid from cash available to the Receivables Entity, other than:

(A) amounts required to be established as reserves;

(B) amounts paid to investors in respect of interest;

(C) principal and other amounts owing to such investors; and

(D) amounts paid in connection with the purchase of newly generated receivables; and

(2) may be subordinated to the payments described in clause (1).

“Qualified Receivables Transaction” means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to:

(1) a Receivables Entity (in the case of a transfer by the Borrower or any of its Subsidiaries); or

(2) any other Person (in the case of a transfer by a Receivables Entity);

or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Borrower or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all Guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable; provided, however, that the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by a Financial Officer of the Borrower); and provided further, however, that no such transaction or series of transactions shall be a Qualified Receivables Transaction if after giving effect thereto the aggregate face amount of the outstanding accounts receivable subject thereto that are or would absent such transaction or series of transactions otherwise be subject to a Lien securing any U.S. Bank Indebtedness, taken together with the aggregate face amount of all other outstanding such accounts receivable subject to other Qualified Receivables Transactions, would be greater than $200,000,000.

The grant of a security interest in any accounts receivable of the Borrower or any of its Restricted Subsidiaries to secure Bank Indebtedness shall not be deemed a Qualified Receivables Transaction.

“Quotation Day” means, in respect of the determination of the LIBO Rate for any Interest Period, the day that is two Business Days prior to the first day of such Interest Period.

“Reaffirmation Agreement” means the Reaffirmation Agreement substantially in the form of Exhibit E, among the Credit Parties and the Collateral Agent, pursuant to which the Credit Parties shall reaffirm their obligations under the Guarantee and Collateral Agreement and the Security Documents to which they are a party.

“Receivables Entity” means a (a) Wholly Owned Subsidiary of the Borrower which is a Restricted Subsidiary and which is designated by the Board of Directors (as provided below) as a Receivables Entity or (b) another Person engaging in a Qualified Receivables Transaction with the Borrower or any of its Subsidiaries which Person engages in the business of the financing of accounts receivable, and in either of clause (a) or (b):

(1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which

(A) is Guaranteed by the Borrower or any Subsidiary of the Borrower (excluding Guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);

(B) is recourse to or obligates the Borrower or any Subsidiary of the Borrower in any way other than pursuant to Standard Securitization Undertakings; or

(C) subjects any property or asset of the Borrower or any Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

(2) which is not an Affiliate of the Borrower or with which neither the Borrower nor any Subsidiary of the Borrower has any material contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower; and

(3) to which neither the Borrower nor any Subsidiary of the Borrower has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.

Any such designation by the Board of Directors shall be evidenced to the Administrative Agent by furnishing to the Administrative Agent a certified copy of the resolution of the Board of Directors giving effect to such designation and a certificate of a Financial Officer certifying that such designation complied with the foregoing conditions.

“Reference Date” means May 11, 2009.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, including, in any such case from time to time, after the discharge of the Indebtedness being Refinanced. “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinancing Indebtedness” means Indebtedness that is Incurred to Refinance (including pursuant to any defeasance or discharge mechanism) any Indebtedness of the Borrower or any Restricted Subsidiary existing on the Restatement Date or Incurred in compliance with this Agreement (including Indebtedness of the Borrower or any Restricted Subsidiary that Refinances Refinancing Indebtedness); provided, however, that:

(1) the Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced;

(2) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being refinanced;

(3) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount of the Indebtedness being refinanced (or if issued with original issue discount, the aggregate accreted value) then outstanding (or that would be outstanding if the entire committed amount of any credit facility being Refinanced were fully drawn (other than any such amount that would have been prohibited from being drawn pursuant to Section 6.01) (plus fees and expenses, including any premium and defeasance costs);

(4) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations, such Refinancing Indebtedness is subordinated in right of payment to the Obligations at least to the same extent as the Indebtedness being Refinanced; and

(5) if Incurred by the Borrower or any Domestic Subsidiary, the Refinancing Indebtedness is not secured by Liens on any assets other than the assets that secured the Indebtedness being refinanced, and any such Liens have no greater priority than the Liens securing the Indebtedness being refinanced;

provided further, however, that Refinancing Indebtedness shall not include:

(A) Indebtedness of a Restricted Subsidiary that is not a Subsidiary Guarantor that Refinances Indebtedness of the Borrower; or

(B) Indebtedness of the Borrower or a Restricted Subsidiary that Refinances Indebtedness of an Unrestricted Subsidiary.

“Register” has the meaning set forth in Section 9.04.

“Related Business” means any business reasonably related, ancillary or complementary to the business of the Borrower and its Restricted Subsidiaries on the Restatement Date.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents, counsel, trustees and other advisors of such Person and such Person’s Affiliates.

“Repricing Event” means, with respect to any Borrowing, (i) any prepayment or repayment of such Borrowing with the proceeds of any term loan Indebtedness, or any conversion of such Borrowing into any new term loans or a replacement tranche of term loans, bearing interest at an effective interest rate that is less than the effective interest rate then applicable to such Borrowing, and (ii) any amendment to this Agreement that, directly or indirectly, reduces the effective interest rate applicable to such Borrowing. For purposes of determining the “effective interest rate” for any Indebtedness, original issue discount and upfront fees, which shall be deemed to constitute like amounts of original issue discount, shall be equated to interest margins in a manner consistent with generally accepted financial practice based on an assumed four-year life to maturity or, if shorter, the remaining life of such Indebtedness; provided that any arrangement, structuring, syndication or other fees payable in connection with such Indebtedness that are not shared ratably with all lenders or holders of such Indebtedness in their capacities as lenders or holders of such Indebtedness shall be excluded from the determination of the “effective interest rate” for such Indebtedness. For purposes of comparing the “effective interest rate” for any Borrowing to that of any Indebtedness with a fixed rate of interest or other rate of interest not based on the Adjusted LIBO Rate or the Alternate Base Rate plus an applicable margin, the rate of interest for such Borrowing shall be deemed to be the rate that is or would be in effect with respect to such Borrowing at the relevant date of determination.

“Restatement Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Restatement Loan Amount” means, as to each Continuing Lender and each Additional Lender, the aggregate outstanding principal amount of the Loans of such Continuing Lender or Additional Lender, after giving effect to the consummation of the transactions to occur on the Restatement Date, as set forth on Schedule 2.01 hereto.

“Restatement Transactions” has the meaning set forth in Section 2.01.

“Restricted Payment” in respect of any Person means:

(1) the declaration or payment of any dividend, any distribution on or in respect of its Capital Stock or any similar payment (including any payment in connection with any merger or consolidation involving the Borrower or any Restricted Subsidiary) to the direct or indirect holders of its Capital Stock in their capacity as such, except (A) dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock or, in the case of a Restricted Subsidiary, Preferred Stock) and (B) dividends or distributions payable to the Borrower or a Restricted Subsidiary (and, if such Restricted Subsidiary has Capital Stock held by Persons other than the Borrower or other Restricted Subsidiaries, to such other Persons on no more than a pro rata basis);

(2) the purchase, repurchase, redemption, retirement or other acquisition (“Purchase”) for value of any Capital Stock of the Borrower held by any Person (other than Capital Stock held by the Borrower or a Restricted Subsidiary) or any Capital Stock of a Restricted Subsidiary held by any Affiliate of the Borrower (other than Capital Stock held by a Restricted Subsidiary) (other than in exchange for Capital Stock of the Borrower that is not Disqualified Stock);

(3) the Purchase for value, prior to scheduled maturity, any scheduled repayment or any scheduled sinking fund payment, of any Subordinated Obligations (other than the Purchase for value of Subordinated Obligations acquired in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such Purchase); or

(4) any Investment (other than a Permitted Investment) in any Person.

“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Sale/Leaseback Transaction” means an arrangement relating to property, plant and equipment now owned or hereafter acquired by the Borrower or a Restricted Subsidiary whereby the Borrower or a Restricted Subsidiary transfers such property to a Person and the Borrower or such Restricted Subsidiary leases it from such Person, other than (i) leases between the Borrower and a Restricted Subsidiary or between Restricted Subsidiaries or (ii) any such transaction entered into with respect to any property, plant and equipment or any improvements thereto at the time of, or within 180 days after, the acquisition or completion of construction of such property, plant and equipment or such improvements (or, if later, the commencement of commercial operation of any such property, plant and equipment), as the case may be, to finance the cost of such property, plant and equipment or such improvements, as the case may be.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any comprehensive Sanctions (solely consisting of, at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union or Canada, (b) any Person organized or resident in a Sanctioned Country or (c) any Person owned 50% or more by any Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the Office of Foreign Assets Control (and any successor performing similar functions) of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Canada.

“Screen Rate” means a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period as displayed on the Reuters screen page that displays such rate (currently LIBOR01) or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion. If no Screen Rate shall be available for a particular Interest Period but Screen Rates shall be available for maturities both longer and shorter than such Interest Period, then the Screen Rate for such Interest Period shall be the Interpolated Screen Rate. Notwithstanding the foregoing provisions of this definition, if the Screen Rate, determined as provided above, would be less than zero, the Screen Rate shall for all purposes of this Agreement be zero.

“SEC” means the Securities and Exchange Commission.

“Second Lien Agreement” means this Agreement, namely the Amended and Restated Second Lien Credit Agreement dated as of the date hereof, among the Borrower, certain lenders and JPMCB, as administrative agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time.

“Secured Indebtedness” means any Indebtedness of the Borrower secured by a Lien. “Secured Indebtedness” of a Subsidiary has a correlative meaning.

“Secured Parties” means the Administrative Agent, the Collateral Agent and each Lender.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Documents” means the Reaffirmation Agreement, the Guarantee and Collateral Agreement, the Foreign Pledge Agreements, the Canadian Security Agreements, the Mortgages and each other instrument or document delivered pursuant to Section 5.08 to secure any of the Obligations.

“Senior Subordinated-Lien Collateral Agent” means, as to any Senior Subordinated-Lien Indebtedness, the collateral agent under the applicable Senior Subordinated-Lien Indebtedness Security Documents.

“Senior Subordinated-Lien Governing Documents” means each indenture or other agreement or instrument providing for the issuance or setting forth the terms of any Senior Subordinated-Lien Indebtedness.

“Senior Subordinated-Lien Indebtedness” means Indebtedness of the Borrower that (a) is secured by Liens permitted under Section 6.06(b), but that is not secured by Liens on any additional assets, (b) constitutes Designated Junior Obligations under and as defined in the Lien Subordination and Intercreditor Agreement, and the Liens securing such Designated Junior Obligations are subordinated under the Lien Subordination and Intercreditor Agreement to the Liens securing the Obligations and (c) does not contain provisions inconsistent with the restrictions of Schedule 1.01C.

“Senior Subordinated-Lien Indebtedness Security Documents” means, as to any Senior Subordinated-Lien Indebtedness, the security agreements, pledge agreements, mortgages and other documents creating Liens on assets of the Borrower and the Subsidiary Guarantors to secure the applicable Senior Subordinated-Lien Obligations.

“Senior Subordinated-Lien Obligations” means, as to any Senior Subordinated-Lien Indebtedness, (a) the principal of and all premium or make-whole amounts, if any, and interest payable in respect of such Senior Subordinated-Lien Indebtedness, (b) any amounts payable under Guarantees of such Senior Subordinated-Lien Indebtedness by Subsidiaries and (c) all other amounts payable by the Borrower or any Subsidiary under such Senior Subordinated-Lien Indebtedness, the applicable Senior Subordinated-Lien Indebtedness Security Documents (to the extent such amounts relate to such Senior Subordinated-Lien Indebtedness) or the applicable Senior Subordinated-Lien Governing Documents.

“Specified Asset Sale” means (i) a Farm Tires Sale or (ii) the sale of all or a portion of the Borrower’s properties in Akron, Summit County, Ohio.

“Specified Jurisdiction” means The United States of America and Canada.

“Specified Time” means 11:00 a.m., London time.

“Stamp Duty Sensitive Document” has the meaning set forth in Section 9.19(a).

“Standard & Poor’s” means S&P Global Ratings Inc., a division of S&P Global Inc., and any successor thereto.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower which, taken as a whole, are customary in an accounts receivable transaction.

“Stated Maturity” means, with respect to any Indebtedness, the date specified in the documentation governing such Indebtedness as the fixed date on which the final payment of principal of such Indebtedness is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such Indebtedness at the option of the holder thereof upon the happening of any contingency beyond the control of the Borrower unless such contingency has occurred). The “Stated Maturity” of the Obligations means the Maturity Date.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject, with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Obligation” means any Indebtedness of the Borrower (whether outstanding on the Restatement Date or thereafter Incurred) (a) that by its terms is subordinate or junior in right of payment to the Obligations or (b) that is not Secured Indebtedness or (c) that is secured subject to an agreement subordinating its Liens to those securing the Obligations. For the avoidance of doubt, “Subordinated Obligations” shall include any Senior Subordinated-Lien Obligations and any unsecured Indebtedness of the Borrower and the Subsidiary Guarantors. “Subordinated Obligation” of a Subsidiary Guarantor has a correlative meaning.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which are consolidated with those of the parent in the parent’s consolidated financial statements in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Borrower.

“Subsidiary Guarantor” means any Subsidiary that is, or is required pursuant to Section 5.08 to become, a Guarantor (as defined in the Guarantee and Collateral Agreement).

“Swap Agreement” means any agreement in respect of any Hedging Obligations.

“Syndication Agent” means Citibank, N.A., in its capacity as syndication agent hereunder.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Temporary Cash Investments” means any of the following:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America or a member state of the European Union (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America or a member state of the European Union), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof, and having, at such date of acquisition, not less than two of the following ratings: A2 or higher from Standard & Poor’s, P2 or higher from Moody’s and F2 or higher from Fitch;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof and issued or guaranteed by or placed with, and money market deposit accounts issued or offered by any commercial bank organized under the laws of the United States of America or any state thereof or a member state of the European Union which has (i) not less than two of the following short-term deposit ratings: A1 from Standard & Poor’s, P1 from Moody’s and F1 from Fitch, and (ii) a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution described in clause (c) above;

(e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) have not less than two of the following ratings: AAA from Standard & Poor’s, Aaa from Moody’s and AAA from Fitch and (iii) have portfolio assets of at least $3,000,000,000;

(f) investments of the type and maturity described in clauses (b) through (e) of foreign obligors, which investments or obligors have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies (and with respect to clause (e), are not required to comply with the Rule 2a-7 criteria);

(g) investments of the type and maturity described in clause (c) in any obligor organized under the laws of a jurisdiction other than the United States that (i) is a branch or subsidiary of a Lender or the ultimate parent company of a Lender under any of the Credit Facilities Agreements (but only if such Lender meets the ratings and capital, surplus and undivided profits requirements of such clause (c)) or (ii) carries a rating at least equivalent to the rating of the sovereign nation in which it is located; and

(h) in the case of any Foreign Subsidiary, (i) marketable direct obligations issued or unconditionally guaranteed by the sovereign nation in which such Foreign Subsidiary is organized and is conducting business or issued by an agency of such sovereign nation and backed by the full faith and credit of such sovereign nation, in each case maturing within one year from the date of acquisition, so long as the indebtedness of such sovereign nation has not less than two of the following ratings: A or higher from Standard & Poor’s, A2 or higher from Moody’s and A or higher from Fitch or carries an equivalent rating from a comparable foreign rating agency, and (ii) other investments of the type and maturity described in clause (c) in obligors organized under the laws of a jurisdiction other than the United States in any country in which such Foreign Subsidiary is located, provided that the investments permitted under this subclause (ii) shall be made in amounts and jurisdictions consistent with the Borrower’s policies governing short-term investments.

“Total Assets” of any Subsidiary means (a) in the case of any Subsidiary organized in a Specified Jurisdiction, (i) the total assets of such Subsidiary, excluding Intercompany Items, plus (ii) if the Net Intercompany Items of such Subsidiary shall be positive, the amount of such Net Intercompany Items; and (b) in the case of any other Subsidiary, the total assets of such Subsidiary, excluding Intercompany Items.

“Total Leverage Ratio” means, as of the last day of any period, the ratio of (a) Consolidated Net Indebtedness as of such day to (b) EBITDA for such period.

“Trade Acceptance” means any bankers acceptance provided to trade creditors in the ordinary course of business in connection with the acquisition of goods or services in order to assure payment of any Trade Payable.

“Trade Payables” means, with respect to any Person, any accounts payable or any indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business in connection with the acquisition of goods or services.

“Transactions” means the execution, delivery and performance by the Borrower of this Agreement and by the Borrower, the Subsidiary Guarantors and the Grantors, as applicable, of the Reaffirmation Agreement and the other Credit Documents, the borrowing of the Loans, the Restatement Transactions, the creation and the continuation of the Liens and Guarantees provided for in the Security Documents and the other transactions contemplated hereby.

“2015 Indenture” means, collectively, the Indenture dated as of August 13, 2010, among the Borrower, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee, and the Fourth Supplemental Indenture dated as of November 5, 2015, among the Borrower, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee.

“2016 Indenture” means, collectively, the Indenture dated as of August 13, 2010, among the Borrower, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee, and the Fifth Supplemental Indenture dated as of May 13, 2016, among the Borrower, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee.

“2017 Indenture” means, collectively, the Indenture dated as of August 13, 2010, among the Borrower, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee, and the Sixth Supplemental Indenture dated as of March 7, 2017, among the Borrower, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee.

“2018 Perfection Certificate” means the perfection certificate delivered by the Borrower to the Collateral Agent on February 9, 2018.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“UCC” means Article 9 of the Uniform Commercial Code as from time to time in effect in the State of New York.

“Unrestricted Subsidiary” means:

(a) any Subsidiary of the Borrower that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and

(b) any Subsidiary of an Unrestricted Subsidiary.

The Board of Directors may designate any Subsidiary of the Borrower (including any newly acquired or newly formed Subsidiary of the Borrower) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Borrower or any other Subsidiary of the Borrower that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either:

(A) the Subsidiary to be so designated has total Consolidated assets of $1,000 or less; or

(B) if such Subsidiary has total Consolidated assets greater than $1,000, then such designation would be permitted under Section 6.02.

The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation:

(x) (1) the Borrower could Incur $1.00 of additional Indebtedness under Section 6.01(a) or (2) the Consolidated Coverage Ratio for the Borrower and its Restricted Subsidiaries would be greater after giving effect to such designation than before such designation and

(y) no Default shall have occurred and be continuing.

Any such designation of a Subsidiary as a Restricted Subsidiary or Unrestricted Subsidiary by the Board of Directors shall be evidenced to the Administrative Agent by promptly furnishing to the Administrative Agent a copy of the resolution of the Board of Directors giving effect to such designation and a certificate of a Financial Officer certifying that such designation complied with the foregoing provisions.

“U.S. Bank Indebtedness” means any and all amounts payable under or in respect of the U.S. Credit Agreements and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

“U.S. Credit Agreements” means (i) the First Lien Agreement and (ii) the Second Lien Agreement, each as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except, in the case of the First Lien Agreement, to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

“U.S. Dollar Equivalent” means with respect to any monetary amount in a currency other than dollars, at any time for determination thereof, the amount of dollars obtained by converting such foreign currency involved in such computation into dollars at the spot rate for the purchase of dollars with the applicable foreign currency as published in The Wall Street Journal in the “Exchange Rates” column under the heading “Currency Trading” on the date two Business Days prior to such determination.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended from time to time.

“Wholly Owned Subsidiary” of any Person shall mean a subsidiary of such Person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the Capital Stock are, at the time any determination is being made, owned, controlled or held by such Person or one or more wholly owned Subsidiaries of such Person or by such Person and one or more wholly owned Subsidiaries of such Person.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” has the meaning set forth in Section 9.22(c).

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) references to “the date hereof” and “the date of this Agreement” shall be deemed to refer to the Restatement Date.

SECTION 1.03. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, except to the extent elected otherwise by the Borrower, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to the adoption by the Borrower of ASU No. 2016-02, Leases (Topic 842), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015.

ARTICLE II

The Credits

SECTION 2.01. Restatement Date Transactions. Subject to the terms and conditions set forth herein, on the Restatement Date (a) each Increasing Lender and each Additional Lender shall make to the Borrower, and the Borrower shall borrow from each Increasing Lender and each Additional Lender, one or more Loans denominated in dollars in an aggregate principal amount equal to (i) in the case of each Increasing Lender, the excess of such Increasing Lender’s Restatement Loan Amount over its Original Loan Amount and (ii) in the case of each Additional Lender, such Additional Lender’s Restatement Loan Amount, (b) the Borrower shall irrevocably direct the Administrative Agent to directly apply all the proceeds of the Loans made under the foregoing clause (a) of this Section 2.01 to (i) prepay in full on the Restatement Date, pursuant to the last sentence of Section 9.02(b) of the Existing Credit Agreement, all the outstanding principal of the loans under the Existing Credit Agreement held by the Non-Continuing Lenders and (ii) prepay a principal amount of the loans under the Existing Credit Agreement of each Continuing Lender (other than the Increasing Lenders) equal to the excess of such Continuing Lender’s Original Loan Amount over its Restatement Loan Amount and (c) each Continuing Lender and each Additional Lender will be Lenders under this Agreement holding on the Restatement Date, after giving effect to the transactions provided for herein, a Loan in the amount set forth opposite the name of such Lender on Schedule 2.01, with the result that each Lender will hold on the Restatement Date, after giving effect to the transactions provided for herein, a Loan in the amount set forth opposite its name on Schedule 2.01 (together with the foregoing clause (a) and clause (b), the “Restatement Transactions”). The parties hereto hereby agree that no amount shall be payable to any Continuing Lender under Section 2.12 solely as a result of the Restatement Transactions. Amounts paid or prepaid in respect of Loans may not be reborrowed. The Commitments of Lenders shall expire at 5:00 p.m., New York City time, on the Restatement Date.

SECTION 2.02. Loans and Borrowings. (a) Each Loan outstanding on the Restatement Date, after giving effect to the transactions provided for in Section 2.01, shall be part of a Borrowing consisting of Loans held ratably by the Lenders in accordance with the percentages that their respective Loans bear to the aggregate principal amount of the outstanding Loans. The failure of any Lender having a Commitment to make any Loan required to be made by it on the Restatement Date shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Subject to Section 2.10, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make, convert or continue any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make, convert or continue such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 20 Eurodollar Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

SECTION 2.03. Borrowing Procedure. To request a Borrowing to be made on the Restatement Date, the Borrower shall notify the Administrative Agent of such request by telephone or email of scanned electronic format of a Borrowing Request (promptly followed by telephonic confirmation of such request) (a) in the case of a Eurodollar Borrowing, not later than 3:00 p.m., New York City time, three Business Days before the Restatement Date or (b) in the case of an ABR Borrowing, not later than 10:30 a.m., New York City time, on the Restatement Date. Such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or email of scanned electronic format to the Administrative Agent of a written Borrowing Request signed by the Borrower. Such Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the aggregate amount of the requested Borrowing;

(ii) the proposed Restatement Date, which shall be a Business Day;

(iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. Funding of Loans. (a) Each Lender having a Commitment shall make each Loan to be made by it hereunder on the Restatement Date by wire transfer of immediately available funds by 12:30 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will apply such amounts to pay lenders under the Existing Credit Agreement the aggregate outstanding principal amount of the loans under the Existing Credit Agreement of such lenders that will not be continued hereunder and held by the Continuing Lenders.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the Restatement Date that such Lender will not make available to the Administrative Agent the funds required to be made available by such Lender under Section 2.01, the Administrative Agent may assume that such Lender has made such funds available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, repay Loans from Lenders under the Existing Credit Agreement in a corresponding amount. In such event, if a Lender has not in fact made its funds available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. It is agreed that no payment by the Borrower under this paragraph will be subject to any break-funding payment under Section 2.12.

SECTION 2.05. Interest Elections. (a) Each Borrowing on the Restatement Date initially shall be of the Type specified in the Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in the Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone or email of scanned electronic format (promptly followed by telephonic confirmation) (a) in the case of a Eurodollar Borrowing, not later than 3:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:30 a.m., New York City time, on the date of the proposed Borrowing. Each telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or email of scanned electronic format to the Administrative Agent of a written Interest Election Request signed by the Borrower.

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and 2.16(c):

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Majority Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.06. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made or held by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein (including any failure to record the making or repayment of any Loan) shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement or prevent the Borrower’s obligations in respect of Loans from being discharged to the extent of amounts actually paid in respect thereof.

(e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in substantially the form set forth in Exhibit C hereto. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.07. Prepayment of Loans; Repricing Events. (a) The Borrower shall have the right at any time and from time to time to voluntarily prepay any Borrowing in whole or in part, subject to paragraph (c) of this Section.

(b) For purposes of complying with Section 6.04(c)(ii) or for any other reason, the Borrower may at any time make an offer to prepay Loans by notifying the Administrative Agent by telephone or email of scanned electronic format (promptly followed by telephonic confirmation) of (i) the amount of the Loans subject to such prepayment offer and (ii) the date (which shall not be sooner than five Business Days after the date on which such notice is delivered) before which each Lender shall be entitled to elect, by written notice to the Administrative Agent, to receive a prepayment of its Loan in an amount equal to such Lender’s ratable share of such prepayment amount based on the respective outstanding Loans of the Lenders. Promptly following receipt of any such notice from the Borrower, the Administrative Agent shall advise the Lenders of such prepayment offer. Within three Business Days of the Prepayment Election Date, the Borrower shall prepay such Loans as the Lenders shall have elected to have prepaid in accordance with the foregoing (and no prepayment shall be required in respect of amounts offered to Lenders who did not elect to accept a prepayment).

(c) The Borrower shall notify the Administrative Agent by telephone or email of scanned electronic format (promptly followed by telephonic confirmation) of any prepayment under paragraph (a) or (b) above (i) in the case of prepayment of a Eurodollar Borrowing, not later than 3:00 p.m., New York City time, three Business Days before the date of prepayment and (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing under paragraph (a) shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.09.

(d) In the event that, after March 7, 2018 and prior to September 3, 2018, any Borrowing is subject to a Repricing Event, the Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the effective date of such Repricing Event, a fee equal to 1.0% of the principal amount of the Borrowing subject to such Repricing Event.

SECTION 2.08. Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

SECTION 2.09. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

(d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.10. Alternate Rate of Interest. (a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

(ii) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or any Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone (confirmed by telecopy or email of scanned electronic format), telecopy or email as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (B) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

(b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) of this Section have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to that based on the Screen Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes as the Administrative Agent and the Borrower may determine to be appropriate (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Rate). Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement (other than the actions and consent of the Administrative Agent and the Borrower as described in the immediately preceding sentence) so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object in good faith to such amendment. Until an alternate rate of interest shall be determined in accordance with this paragraph (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.10(b), only to the extent the Screen Rate (including the Interpolated Screen Rate) for such Interest Period is not available or published at such time on a current basis), clauses (A) and (B) of paragraph (a) of this Section shall be applicable. Notwithstanding the foregoing, if any alternate rate of interest established pursuant to this paragraph (b) shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.

SECTION 2.11. Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

(ii) impose on any Lender or the Administrative Agent, or on the London interbank market, any other condition (including Taxes on its loans, loan principal or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto other than (A) Indemnified Taxes on or with respect to any payment hereunder or under any other Credit Document, (B) Excluded Taxes and (C) Other Taxes) affecting this Agreement or Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), in each case by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) If any Lender determines in good faith that any Change in Law regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, in each case by an amount deemed by such Lender to be material, as a consequence of this Agreement or the Loans held by such Lender, to a level below that which such Lender or such Lender’s holding company would have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof, unless such amount is being contested by the Borrower in good faith.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.12. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, continue or prepay any Eurodollar Loan, or to convert any Loan to a Eurodollar Loan, on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.15, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof, unless such amount is being contested by the Borrower in good faith. Each of the Continuing Lenders hereby waives its rights to any payment under this Section 2.12 solely in respect to the Restatement Transactions to occur on the Restatement Date.

SECTION 2.13. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower or any other Credit Party hereunder or under any other Credit Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any other Credit Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions of such Taxes (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made (and the Borrower shall pay or cause such Credit Party to pay such increased amount), (ii) the Borrower or such other Credit Party shall make such deductions and (iii) the Borrower or such other Credit Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any other Credit Party hereunder or under any other Credit Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(c) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(d) Each Lender shall severally indemnify the Administrative Agent for (i) any Taxes described in Section 2.13(a) (but, in the case of any Indemnified Taxes, only to the extent that the Borrower has not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Borrower to do so) attributable to such Lender, (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are paid or payable by the Administrative Agent in connection with any Credit Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant taxing or other authority. The indemnity under this Section 2.13(d) shall be paid within 10 days after the Administrative Agent delivers to the applicable Lender a certificate stating the amount of Taxes so paid or payable by the Administrative Agent. Such certificate shall be conclusive of the amount so paid or payable absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or any other Credit Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) Any Foreign Lender that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time such Foreign Lender first becomes a party to this Agreement and at the time or times reasonably requested by the Borrower or the Administrative Agent or prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding; provided that such Foreign Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation; and provided further that no such written notice shall be required with respect to any documentation necessary to comply with the applicable reporting requirements of FATCA (as described in Section 2.13(g)) or the applicable IRS Form W-8 a Foreign Lender is required to deliver to the Borrower to permit payments to be made without withholding of U.S. Federal income Tax (or at a reduced rate of U.S. withholding Tax). In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in this Section 2.13(f), the completion, execution and submission of such documentation shall not be required if in the Lender’s judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Each Lender agrees that if any form or certification it previously delivered in accordance with this Section 2.13(f) or Section 2.13(g) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) If a payment made to a Lender under any Credit Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(h) Any Lender that is entitled to an exemption from withholding Tax under the law of the jurisdiction in which the Co-Borrower is located, or under any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall make reasonable efforts to deliver to Goodyear for the account of the Co-Borrower (with a copy to the Administrative Agent), at the time such Lender first becomes a party to this Agreement and at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by Goodyear as will permit such payments to be made without withholding or at a reduced rate; provided that such Lender has received written notice from Goodyear advising it of the availability of such exemption or reduction and supplying all applicable documentation.

(i) For purposes of determining withholding Taxes imposed under FATCA, from and after the Restatement Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 2.14. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Except as required or permitted under Section 2.07, 2.11, 2.12, 2.13, 2.15, 2.17 or 9.03, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of fees and each refinancing of any Borrowing with a Borrowing of any Type, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount.

(b) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.11, 2.12 or 2.13 or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without setoff, counterclaim or other deduction. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account specified by the Administrative Agent for the account of the applicable Lenders or, in any such case, to such other account as the Administrative Agent shall from time to time specify in a notice delivered to the Borrower, except that payments pursuant to Sections 2.11, 2.12, 2.13, 2.15, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person in appropriate ratable shares to the appropriate recipient or recipients promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

(c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(d) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans. If any participations are purchased pursuant to the preceding sentence and all or any portion of the payments giving rise thereto are recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest. The provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law and under this Agreement, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, and to pay interest thereon for each day from and including the date such amount shall have been distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b), 2.13(d), 2.14(e), 9.03(c) or any other provision requiring payment by such Lender for the account of the Administrative Agent, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

SECTION 2.15. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.11 or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.11 or 2.13, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If (i) any Lender requests compensation under Section 2.11, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, (iii) any Lender becomes the subject of any insolvency or similar proceeding or filing, becomes the subject of a Bail-In Action or defaults in its obligation to fund Loans hereunder or (iv) any Lender has failed to consent to a proposed amendment or waiver that under Section 9.02 requires the consent of all the Lenders (or all the affected Lenders) and with respect to which the Majority Lenders (or a majority in interest of all the affected Lenders) shall have granted their consent, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or 2.13) and obligations under this Agreement to an assignee (chosen by the Borrower) that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued fees and all other amounts payable to it hereunder, from the assignee or the Borrower, as the case may be, (C) in the case of any such assignment resulting from a claim for compensation under Section 2.11 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments and (D) in the case of any such assignment and delegation resulting from the failure to provide a consent, the assignee shall have given such consent and, as a result of such assignment and delegation and any contemporaneous assignments and delegations and consents, the applicable amendment or waiver can be effected. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto.

SECTION 2.16. Co-Borrower. (a) Goodyear shall have the right to elect, for any reason, including a change in the tax laws of any relevant jurisdiction, to designate a portion of the Loans as Co-Borrower Loans of the Co-Borrower. In addition to the initial designation under this paragraph (a) with respect to the Co-Borrower, Goodyear will have the ability on up to three additional occasions during the term of this Agreement to designate additional Loans as Co-Borrower Loans of the Co-Borrower or to designate Co-Borrower Loans of the Co-Borrower as no longer being Co-Borrower Loans. Each such designation shall be effected by a written notice to the Administrative Agent by Goodyear and the Co-Borrower (1) which shall specify (A) the aggregate amount of the Loans so designated and (B) the Borrowing or Borrowings (or portions thereof) constituting such Co-Borrower Loans, and (2) pursuant to which the Co-Borrower shall become liable for all of the obligations of Goodyear in respect of such specified Co-Borrower Loans and to be bound by the terms of this Agreement in respect of such Co-Borrower Loans, including all obligations to repay principal, to pay interest and to pay all other amounts from time to time due in respect of such Co-Borrower Loans, provided that Goodyear shall remain liable, on a joint and several basis with the Co-Borrower, for all obligations of the Co-Borrower in respect of such Co-Borrower Loans. The aggregate amount of Co-Borrower Loans at any time outstanding shall not exceed $800,000,000. If any designation under this paragraph (a) results in the aggregate amount of Co-Borrower Loans outstanding exceeding $800,000,000 such designation shall be considered to be in error and shall be void to the extent of such excess. Such excess amount shall not constitute a Co-Borrower Loan or be part of or comprise Co-Borrower Loans and the principal amount of the Co-Borrower Loan to which such designation relates shall be restored to the amount permitted hereunder, and the amount to which the designation relates shall be reduced to the extent necessary such that the aggregate amount of Co-Borrower Loans outstanding shall equal, and as intended not exceed, $800,000,000 (and such excess shall be a Borrowing pursuant to which Goodyear is the sole Borrower hereunder). No designation under this paragraph (a) may be given pursuant to which the Co-Borrower becomes a co-obligor with respect to any Co-Borrower Loans unless Goodyear has delivered a Canadian Tax Opinion to the Administrative Agent at the time of such designation.

(b) Goodyear shall be jointly and severally liable in respect of each Co-Borrower Loan to the same extent as if it were the sole borrower in respect of such Loan. Goodyear’s obligations in respect of the Co-Borrower Loans shall continue in full force and effect and shall not be affected for any reason whatsoever by the Incurrence of any Co-Borrower Loan by the Co-Borrower, including by any defect in the power or authority of the Co-Borrower to Incur a Co-Borrower Loan, by any failure of the Co-Borrower to have obtained any consent or other approval required for it to Incur a Co-Borrower Loan, by any default or breach by the Co-Borrower of or under any agreement or any law or regulation or any provision of any organizational document, or by any failure of a Co-Borrower Loan to be enforceable against the Co-Borrower for any reason whatsoever.

(c) The Co-Borrower Loans of the Co-Borrower shall consist of separate Borrowings identified by Goodyear as Borrowings comprised of such Co-Borrower Loans and such Loans shall not be included in any Borrowing that is not comprised of Co-Borrower Loans. Each Interest Election Request delivered when any Co-Borrower Loans are outstanding shall specify whether the Borrowing or Borrowings referred to therein are comprised of Co-Borrower Loans.

(d) Prepayments of Loans under Section 2.07 may be allocated among the Co-Borrower Loans and the other Loans as Goodyear shall elect pursuant to the applicable notice delivered under Section 2.07(c).

(e) References to the taking of any action by the Borrower in respect of any Co-Borrower Loan shall be deemed to include references to Goodyear or the Co-Borrower taking such action and the Agents are expressly authorized to accept any such action taken by Goodyear or the Co-Borrower as having the same effect as if taken by Goodyear in respect of a Loan that is not a Co-Borrower Loan.

(f) For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Credit Documents (and stated herein or therein, as applicable, to be computed on the basis of any period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or 365, as applicable, or such other period of time, respectively.

(g) Judgment Currency. (i) The obligations of the Co-Borrower hereunder and under the other Credit Documents to make payments in Dollars (the “Obligation Currency”), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or Lender under this Agreement or the other Credit Documents. If, for the purpose of obtaining or enforcing judgment against the Co-Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange prevailing, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(ii) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Co-Borrower and Goodyear each jointly and severally covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

(iii) For purposes of determining the prevailing rate of exchange, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

SECTION 2.17. Extension Requests. (a) The Borrower may, on not more than two occasions during the term of this Agreement, request extensions of the Loans of all the Lenders (or, if the Loans of any Lenders shall theretofore have been extended pursuant to this Section 2.17, of all the Lenders whose Loans mature on a particular date) by written notice to the Administrative Agent requesting that such Lenders enter into an Extension Permitted Amendment (each such request being called an

“Extension Request”), and the Administrative Agent shall promptly communicate such request to the applicable Lenders. Each Extension Request shall set forth (i) the terms and conditions of the requested Extension Permitted Amendment (which shall be the same for all Lenders receiving the applicable Extension Request) and (ii) the date on which such Extension Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days or more than 30 Business Days after the date of such notice, unless otherwise agreed to by the Administrative Agent). Extension Permitted Amendments shall become effective only with respect to the Loans of the Lenders that accept the applicable Extension Request (such Lenders, the “Extending Lenders”) and, in the case of any Extending Lender, only with respect to such Lender’s Loans as to which such Lender’s acceptance has been made. Each Lender may in its sole discretion accept or reject any Extension Request.

(b) An Extension Permitted Amendment shall be effected pursuant to an Extension Agreement executed and delivered by the Borrower, each applicable Extending Lender and the Administrative Agent; provided that no Extension Permitted Amendment shall become effective unless (i) no Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) on the date of effectiveness thereof, the representations and warranties of each Credit Party set forth in the Credit Documents shall be true and correct in all respects material to the rights or interests of the Lenders under the Credit Documents, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date, (iii) the Borrower shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall reasonably be requested by the Administrative Agent in connection therewith and (iv) all actions necessary or, in the reasonable judgment of the Collateral Agent, desirable to preserve and continue the effectiveness, perfection and priority of the Liens created by the Security Documents shall have been taken or arrangements therefor satisfactory to the Collateral Agent shall have been made. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Agreement. Each Extension Agreement may, without the consent of any Lender other than the applicable Extending Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to give effect to the provisions of this Section, including any amendments necessary to treat the applicable Loans of the Extending Lenders as a new class or classes of loans hereunder.

ARTICLE III

Representations and Warranties

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

SECTION 3.01. Organization; Powers. The Borrower and each of the other Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not be reasonably likely to result in a Material Adverse Change, is qualified to do business, and is in good standing, in every jurisdiction where such qualification is required. Each Subsidiary of the Borrower other than the Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business, and is in good standing, in every jurisdiction where such qualification is required, except for failures that, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change.

SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Credit Party are within such Credit Party’s powers and have been duly authorized. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Credit Document to which any Credit Party is or is to be a party constitutes or, when executed and delivered by such Credit Party, will constitute, a legal, valid and binding obligation of the Borrower or such Credit Party, as the case may be, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. Governmental Approvals; No Conflicts. (a) Except to the extent that no Material Adverse Change would be materially likely to result, the Transactions (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as are required to perfect Liens created under the Security Documents and such as have been obtained or made and are in full force and effect, (ii) do not and will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiaries or any order of any Governmental Authority, (iii) do not and will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the Subsidiaries or any of their assets, and (iv) do not and will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiaries, except Liens created under the Credit Documents.

(b) The incurrence, continuation or purchase of each Loan, each Guarantee thereof under the Credit Documents and each Lien securing any of the Obligations, is permitted under each indenture or other agreement governing any Senior Subordinated-Lien Indebtedness in effect at the time of such incurrence, and the Loans and Guarantees thereof under the Credit Documents constitute Designated Senior Obligations under the Lien Subordination and Intercreditor Agreement.

SECTION 3.04. Financial Statements; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of operations, stockholders’ equity and cash flows as of and for the fiscal year ended December 31, 2017. Such financial statements present fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such date and for such fiscal year in accordance with GAAP.

(b) Except as disclosed in the Disclosure Documents, since December 31, 2017, there has been no event or condition that constitutes or would be materially likely to result in a Material Adverse Change, it being agreed that a reduction in any rating relating to the Borrower issued by any rating agency shall not, in and of itself, be an event or condition that constitutes or would be materially likely to result in a Material Adverse Change (but that events or conditions underlying or resulting from any such reduction may constitute or be materially likely to result in a Material Adverse Change).

SECTION 3.05. Litigation and Environmental Matters. (a) Except as set forth in the Disclosure Documents, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that if adversely determined would be materially likely, individually or in the aggregate, to result in a Material Adverse Change or (ii) as of the Restatement Date, that involve the Credit Documents or the Transactions.

(b) Except as set forth in the Disclosure Documents, and except with respect to matters that, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change, neither the Borrower nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

SECTION 3.06. Compliance with Laws and Agreements. The Borrower and each of the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to be in compliance, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change. No Event of Default has occurred and is continuing.

SECTION 3.07. Investment Company Status. Neither the Borrower nor any of the Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 3.08. ERISA and Canadian Pension Plans. (a) Except as disclosed in the Disclosure Documents, no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events that have occurred or are reasonably expected to occur, would be materially likely to result in a Material Adverse Change.

(b) Except as would not be materially likely to result in a Material Adverse Change, (i) the Canadian Pension Plans are duly registered under the Income Tax Act (Canada) and all other applicable laws which require registration and no event has occurred which is reasonably likely to cause the loss of such registered status; (ii) all material obligations of each Credit Party (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans and the funding agreements therefor have been performed in a timely fashion; (iii) none of the Canadian Pension Plans as of the Restatement Date is a Defined Benefit CPP except as disclosed on Schedule 3.08(b); (iv) to the knowledge of the Credit Parties there have been no improper withdrawals of the assets of the Canadian Pension Plans or the Canadian Benefit Plans; (v) there are no outstanding material disputes concerning the assets of the Canadian Pension Plans or the Canadian Benefit Plans; (vi) each of the Canadian Pension Plans is being funded in accordance with the actuarial valuation reports last filed with the applicable Governmental Authorities and which are consistent with generally accepted actuarial principles; and (vii) there has been no termination in whole or in part of any Defined Benefit CPP.

SECTION 3.09. Disclosure. None of the Annual Report on Form 10-K of the Borrower for the fiscal year ended December 31, 2017, or the reports, financial statements, certificates or other written information referred to in Section 3.04 or delivered after the date hereof by or on behalf of any Credit Party to the Administrative Agent, the Collateral Agent or any Lender pursuant to Section 5.01 (taken together with all other information so furnished and as modified or supplemented by other information so furnished) contained, in each case as of the date thereof, any material misstatement of fact or omitted to state, in each case as of the date thereof, any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information or other forward looking information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

SECTION 3.10. Security Interests. (a) Each of the Guarantee and Collateral Agreement, the Reaffirmation Agreement and the Canadian Security Agreements is or, when executed and delivered, will be, effective to create or continue in favor of the Collateral Agent for the benefit of the Secured Parties a valid and enforceable security interest in the Collateral, to the extent contemplated by the

Guarantee and Collateral Agreement, the Reaffirmation Agreement or the Canadian Security Agreements, as the case may be, and (i) when the Collateral constituting certificated securities (as defined in the applicable Uniform Commercial Code) was or is delivered to the Collateral Agent (or its sub-agent for perfection) thereunder, together with instruments of transfer duly endorsed in blank, the Guarantee and Collateral Agreement created or will create, to the extent contemplated by the Guarantee and Collateral Agreement, a perfected security interest in all right, title and interest of the Grantors in such certificated securities to the extent perfection is governed by the applicable Uniform Commercial Code as in effect in any applicable jurisdiction, subject to no other Lien other than Liens permitted under Section 6.06 that take priority over security interests in certificated securities perfected by the possession of such securities under the Uniform Commercial Code as in effect in the applicable jurisdiction, and (ii) when financing statements in appropriate form were or are filed, and any other applicable registrations were or are made, in the offices specified in the 2018 Perfection Certificate, the Guarantee and Collateral Agreement, the Reaffirmation Agreement and the Canadian Security Agreements created or will create or continue a perfected security interest (or hypothec, as applicable) in all right, title and interest of the Grantors in the remaining Collateral to the extent perfection can be obtained by filing Uniform Commercial Code financing statements and making such other applicable filings and registrations in such jurisdictions, subject to no other Lien other than Liens permitted under Section 6.06. The exclusion of the Consent Assets (as defined in the Guarantee and Collateral Agreement) from the Collateral does not materially reduce the aggregate value of the Collateral.

(b) Each Mortgage creates or, upon execution and delivery by the parties thereto, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on all the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, and the Mortgages create or, when the Mortgages have been filed or registered in the counties specified in Schedule 3.10(b), will create perfected Liens on all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to Liens in favor of any other Person (other than as provided in the Lenders Lien Subordination and Intercreditor Agreement and other than Liens or other encumbrances for which exceptions are taken in the policies of title insurance delivered in respect of the Mortgaged Properties on or prior to the Restatement Date and Liens permitted under Section 6.06).

(c) The Guarantee and Collateral Agreement (or predecessor thereto) and the intellectual property security agreements currently on file or to be filed with the United States Patent and Trademark Office and the Canadian Security Agreements (or predecessor thereto) currently on file or to be filed with the Canadian Intellectual Property Office, create or upon the execution, delivery and filing thereof in the applicable office will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on all right, title and interest of the Grantors in the Material Intellectual Property in which a security interest may be perfected by such recordation in the United States Patent and Trademark Office or

the Canadian Intellectual Property Office, as the case may be, in each case (i) prior and superior in right to any other Person and (ii) subject to no other Lien other than, in the case of (i) and (ii), as provided in the Lenders Lien Subordination and Intercreditor Agreement and other than Liens permitted under Section 6.06 (it being understood that subsequent recordings in the United States Patent and Trademark Office or the Canadian Intellectual Property Office, as the case may be, may be necessary to perfect a Lien on registered trademarks and trademark applications acquired by the Grantors after the Restatement Date). As of the Restatement Date, the Disclosure Letter sets forth all the Material Intellectual Property.

(d) The Guarantee and Collateral Agreement and the related aircraft security agreements and other applicable documents currently on file or to be filed with the Federal Aviation Administration create, or upon the execution, delivery and filing thereof with the Federal Aviation Administration will create, in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on all right, title and interest of the Grantors in the Aircraft Collateral (as defined in the Guarantee and Collateral Agreement) in which a security interest may be perfected by such recordation with the Federal Aviation Administration, in each case, other than as provided in the Lenders Lien Subordination and Intercreditor Agreement, prior and superior in right to any other Person, subject to no other Lien other than Liens permitted under Section 6.06.

(e) None of the 2018 Perfection Certificate or any other written information relating to the Collateral delivered after the date hereof by or on behalf of any Credit Party to the Administrative Agent, the Collateral Agent or any Lender pursuant to any provision of any Credit Document is or will be incorrect when delivered in any respect material to the rights or interests of the Lenders under the Credit Documents.

SECTION 3.11. Use of Proceeds. The proceeds of the Loans will be used only for the purposes referred to in the preamble to this Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

SECTION 3.12. Anti-Corruption Laws and Sanctions. (a) The Borrower has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws.

(b) The Borrower has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with applicable Sanctions. The Borrower and its Subsidiaries are not knowingly engaged in any activity that would reasonably be expected to result in the Borrower or any Subsidiary being listed on any Sanctions-related list referred to in clause (a) of the definition of “Sanctioned Person”. None of the Borrower or any Subsidiary or, to the knowledge of the Borrower, any of their respective directors, officers or employees that will act for the Borrower or any of its Subsidiaries in any capacity in connection with the credit facility established hereby, is listed on any Sanctions-related list referred to in clause (a) of the definition of “Sanctioned Person”.

ARTICLE IV

Conditions

SECTION 4.01. Restatement Date. The amendment and restatement of the Existing Credit Agreement in the form hereof shall not become effective until the date on which each of the following conditions is satisfied (or waived or deferred in accordance with Section 9.02 or the penultimate paragraph of this Section 4.01):

(a) The Administrative Agent (or its counsel) shall have received from the Borrower, the Administrative Agent, the Collateral Agent and each Lender, including Lenders representing at least the Majority Lenders under and as defined in the Existing Credit Agreement, either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy, email or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Restatement Date) of (i) Covington & Burling LLP, counsel for the Borrower, and (ii) the General Counsel, an Associate General Counsel or a Senior Legal Counsel of the Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and covering such other matters relating to the Credit Parties, the Credit Documents or the Transactions as the Administrative Agent or the Majority Lenders shall reasonably request.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization by the Credit Parties of the Transactions and any other legal matters relating to the Borrower, the other Credit Parties, the Credit Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received all interest accrued for the accounts of the Lenders to the Restatement Date under the Existing Credit Agreement and all fees and other amounts due and payable in connection with the effectiveness of this Agreement, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(e) Each Non-Continuing Lender shall have received payment in full of the principal of and interest accrued on each loan made by it under the Existing Credit Agreement and outstanding on the Restatement Date (including any break funding payments payable by the Borrower under Section 2.12 of the Existing Credit Agreement to such Non-Continuing Lender as a result of the Transactions (including the Restatement Transactions)).

(f) The Administrative Agent shall have received the results of a search of the Uniform Commercial Code (or equivalent) filings or registrations made with respect to the Credit Parties in the jurisdictions referred to in paragraph 1 of the 2018 Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search.

(g) The Administrative Agent shall have received a certificate signed by a Financial Officer certifying that (i) the representations and warranties of the Borrower set forth in Article III are true and correct in all material respects on and as of the Restatement Date; provided that (A) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (B) any representation and warranty that is qualified by “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects as of the date hereof or such earlier date, as the case may be, (ii) on and as of the Restatement Date, at the time of and immediately after giving effect to the Restatement Transactions, no Default or Event of Default shall have occurred and be continuing and (iii) the 2018 Perfection Certificate is true and correct in all material respects as of December 31, 2017.

(h) The Administrative Agent shall have received from the Borrower and each Subsidiary Guarantor (other than the Excluded Subsidiaries and the Consent Subsidiaries) a counterpart of the Reaffirmation Agreement, substantially in the form of Exhibit E hereto, duly executed and delivered on behalf of the Borrower or such Subsidiary as a Guarantor and (in the case of each Subsidiary that is a Grantor under the Guarantee and Collateral Agreement or a Canadian Grantor under any Canadian Security Agreement) a Grantor.

(i) The Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

The Collateral Agent may enter into agreements with the Borrower to grant extensions of time for the perfection of security interests in or the delivery of surveys, title insurance, legal opinions or other documents with respect to particular assets where it determines that perfection cannot be accomplished or such documents cannot be delivered without undue effort or expense by the Restatement Date or any later date on which they are required to be accomplished or delivered under this Agreement or the Security Documents. Any failure of the Borrower to satisfy a requirement of any such agreement by the date specified therein (or any later date to which the Collateral

Agent may agree) shall constitute a breach of the provision of this Agreement or the Security Document under which the original requirement was applicable. Without limiting the foregoing, it is anticipated that the actions listed on Annex I to the Disclosure Letter will not have been completed by the Restatement Date, and the Borrower covenants and agrees that each of such actions will be completed by the date specified for such action in such Annex I (or any later date to which the Collateral Agent may agree) and that the Borrower will comply with all of the undertakings set forth in such Annex I.

The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Date in writing, and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Agreement shall not become effective unless each of the foregoing conditions (except as contemplated by the immediately preceding paragraph) shall have been satisfied (or waived pursuant to Section 9.02) at or prior to 5:00 p.m., New York City time, on March 30, 2018.

ARTICLE V

Affirmative Covenants

Until the Commitments shall have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Administrative Agent and the Lenders that:

SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

(a) as soon as available and in any event within 110 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers or other independent registered public accounting firm of recognized national standing (without any qualification in any material respect or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the consolidated financial condition and consolidated results of operations of the Borrower and its Consolidated Subsidiaries as of the end of and for such fiscal year in accordance with GAAP consistently applied;

(b) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its

Financial Officers as presenting fairly in all material respects the consolidated financial condition and consolidated results of operations of the Borrower and its Consolidated Subsidiaries as of the end of and for such fiscal quarter in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) not later than five Business Days after each delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) if the Borrower wishes the Applicable Rate to be based on the rates per annum set forth in Category 1 of the definition of Applicable Rate, setting forth computations in reasonable detail showing the Total Leverage Ratio as of the date of the most recent balance sheet included in such financial statements and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the most recent audited financial statements delivered under clause (a) above (or, prior to the delivery of any such financial statements, since December 31, 2017) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

(e) not later than five Business Days after each delivery of financial statements under clause (a) or (b) above, and at such other times as the Borrower may determine, a certificate of a Financial Officer identifying each Domestic Subsidiary formed or acquired after the Restatement Date and not previously identified in a certificate delivered pursuant to this paragraph, stating whether each such Domestic Subsidiary is an Excluded Subsidiary or a Consent Subsidiary and describing the factors that shall have led to the identification of any such Domestic Subsidiary as a Consent Subsidiary;

(f) from time to time, all information and documentation required to be delivered under Section 5.04 of the Guarantee and Collateral Agreement;

(g) not later than five Business Days after each delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower certifying that the requirements of Section 5.08 have been satisfied in all material respects;

(h) at any time when the aggregate solvency deficiency in respect of Defined Benefit CPPs, as set out on the most recent actuarial valuation reports filed with the applicable Governmental Authority, is greater than $75,000,000, (i) not later than 60 days after filing with any applicable Governmental Authority, copies of each annual and other return, report or valuation with respect to each Defined Benefit CPP as filed with such Governmental Authority; (ii) promptly and in any event within 30 days after receipt thereof, a copy of any direction, order, notice, ruling or opinion that any Credit Party may receive from any applicable Governmental Authority with respect to any Defined Benefit CPP (other than ordinary course correspondence regarding plan amendments); and (iii) notification within 30 days of any voluntary or involuntary termination of, or participation in, a Defined Benefit CPP; and

(i) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement or the other Credit Documents, or the perfection of the security interests created by the Security Documents, as the Administrative Agent or any Lender may reasonably request.

Information required to be delivered pursuant to this Section 5.01 shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access or shall be available on the website of the SEC at http://www.sec.gov; provided that the Borrower shall deliver paper copies of such information to any Lender that requests such delivery. Information required to be delivered pursuant to this Section 5.01 may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

SECTION 5.02. Notices of Defaults. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the occurrence of any Default, together with a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Existence; Conduct of Business. The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, except to the extent that failures to keep in effect such rights, licenses, permits, privileges and franchises would not be materially likely, individually or in the aggregate for all such failures, to result in a Material Adverse Change; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.08.

SECTION 5.04. Maintenance of Properties. The Borrower will, and will cause each of the Subsidiaries to, keep and maintain all its property in good working order and condition, ordinary wear and tear excepted, except to the extent any failure to do so would not, individually or in the aggregate, be materially likely to result in a Material Adverse Change (it being understood that the foregoing shall not prohibit any sale of any assets permitted by Section 6.04).

SECTION 5.05. Books and Records; Inspection and Audit Rights. The Borrower will, and will cause each of the Subsidiaries to, keep books of record and account sufficient to enable the Borrower to prepare the financial statements and other information required to be delivered under Section 5.01. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent (or by any Lender acting through the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties (accompanied by a representative of the Borrower) and to discuss its affairs, finances and condition with its officers, all at such reasonable times and as often as reasonably requested.

SECTION 5.06. Compliance with Laws. (a) The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, including Environmental Laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change.

(b) The Borrower will maintain in effect policies and procedures reasonably designed to promote compliance by the Borrower and its Subsidiaries, and their respective directors, officers and employees, with Anti-Corruption Laws.

(c) The Borrower will maintain in effect policies and procedures reasonably designed to promote compliance by the Borrower and its Subsidiaries, and their respective directors, officers and employees, with applicable Sanctions.

SECTION 5.07. Insurance. The Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customary among companies of established reputation engaged in the same or similar businesses and operating in the same or similar locations, except to the extent the failure to do so would not be materially likely to result in a Material Adverse Change. The Borrower will furnish to the Administrative Agent or any Lender, upon request, information in reasonable detail as to the insurance so maintained.

SECTION 5.08. Guarantees and Collateral. (a) In the event that there shall at any time exist any North American Subsidiary (other than an Excluded Subsidiary or Consent Subsidiary) that shall not be a party to the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, the Borrower will promptly notify the Collateral Agent (including in such notice the information that would have been required to be set forth with respect to such Subsidiary in the 2018 Perfection Certificate if such Subsidiary had been one of the Grantors listed therein) and will, within 30 days (or such longer period as may be reasonable under the circumstances) after such notification, deliver to the Collateral Agent a supplement to the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, in substantially the form specified therein, duly executed and delivered on behalf of such North American Subsidiary, pursuant to which such North American Subsidiary will become a party to the Guarantee and Collateral Agreement and a Subsidiary Guarantor and, if it elects to become a Grantor or if its Total Assets are greater than $10,000,000 as of December 31, 2017, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b), a Grantor, in each case as defined in the Guarantee and Collateral Agreement.

(b) In the event that the Borrower or any other Grantor shall at any time directly own any Capital Stock of any Subsidiary (other than (i) Capital Stock in any Subsidiary with Total Assets not greater than $10,000,000 as of December 31, 2017, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b), (ii) Capital Stock in any Excluded Subsidiary or Consent Subsidiary and (iii) Capital Stock already pledged in accordance with this paragraph), the Borrower will promptly notify the Collateral Agent and will, within 30 days (or such longer period as may be reasonable under the circumstances) after such notification, cause such Capital Stock to be pledged under the Guarantee and Collateral Agreement and cause to be delivered to the Collateral Agent (or its sub-agent for perfection) any certificates representing such Capital Stock, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided, that (A) no Grantor shall be required to pledge more than 65% of outstanding voting Capital Stock of any Foreign Subsidiary, (B) no Grantor shall be required to pledge any Capital Stock in any Foreign Subsidiary if a Financial Officer shall have delivered a certificate to the Administrative Agent certifying that the Borrower has determined, on the basis of reasonable inquiries in the jurisdiction of such Person, that such pledge would affect materially and adversely the ability of such Person to conduct its business in such jurisdiction and (C) no Grantor shall be required to pledge any Capital Stock in Goodyear Argentina, Goodyear Canada, Goodyear Luxembourg or Goodyear Venezuela.

(c) In the event that the Borrower or any other Grantor shall at any time directly own any Capital Stock of any Material Foreign Subsidiary (other than Capital Stock already pledged in accordance with this paragraph and Capital Stock in any Consent Subsidiary), the Borrower will promptly notify the Collateral Agent and will take all such actions as the Collateral Agent shall reasonably request and as shall be available under applicable law to cause such Capital Stock to be pledged under a Foreign Pledge Agreement and cause to be delivered to the Collateral Agent any certificates representing such Capital Stock, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided, that (A) no Grantor shall be required to pledge more than 65% of outstanding voting Capital Stock of any Foreign Subsidiary, (B) no Grantor shall be required to pledge any Capital Stock in any Person if a Financial Officer shall have delivered a certificate to the Administrative Agent certifying that the Borrower has determined, on the basis of reasonable inquiries in the jurisdiction of such Person, that such pledge would affect materially and adversely the ability of such Person to conduct its business in such jurisdiction and (C) no Grantor shall be required to pledge any Capital Stock in Goodyear Argentina, Goodyear Canada, Goodyear Luxembourg or Goodyear Venezuela.

(d) In the event that the Borrower or any other Grantor shall at any time own any Material Intellectual Property (other than Material Intellectual Property as to which the actions required by this paragraph have already been taken), the Borrower will promptly notify the Collateral Agent and will file all Uniform Commercial Code financing statements or other applicable personal property security law filings and recordations with the Patent and Trademark Office or the Canadian Intellectual Property Office as shall be required by law or reasonably requested by the Collateral Agent to be filed or recorded to perfect the Liens intended to be created on the Collateral (to the extent such Liens may be perfected by filings under the Uniform Commercial Code or other personal property security legislation as in effect in any applicable jurisdiction or by filings with the United States Patent and Trademark Office or the Canadian Intellectual Property Office); provided, that if the consents of Persons other than the Borrower and the Wholly Owned Subsidiaries would be required under applicable law or the terms of any agreement in order for a security interest to be created in any Material Intellectual Property under the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, a security interest shall not be required to be created in such Material Intellectual Property prior to the obtaining of such consents.

(e) The Borrower will, and will cause each Subsidiary to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions, as may be reasonably requested by the Collateral Agent in order to cause the security interests purported to be created by the Security Documents or required to be created under the terms of this Agreement to constitute valid security interests, perfected in accordance with this Agreement.

ARTICLE VI

Negative Covenants

Until the Commitments shall have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Administrative Agent and the Lenders that:

SECTION 6.01. Limitation on Indebtedness. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, Incur, directly or indirectly, any Indebtedness; provided, however, that the Borrower or any Subsidiary Guarantor may Incur Indebtedness if on the date of such Incurrence and after giving effect thereto and to the application of the proceeds therefrom the Consolidated Coverage Ratio would be greater than 2.0:1.0.

(b) Notwithstanding the foregoing paragraph (a), the Borrower and its Restricted Subsidiaries may Incur the following Indebtedness:

(1) (x) U.S. Bank Indebtedness in an aggregate principal amount not to exceed the greater of (A) $3,500,000,000, less the aggregate amount of all prepayments of principal applied to permanently reduce any such Indebtedness in satisfaction of the Borrower’s obligations under Section 6.04, and (B) the sum of (i) 60% of the book value of the inventory of the Borrower and its Restricted Subsidiaries plus (ii) 80% of the book value of the accounts receivable of the Borrower and its Restricted Subsidiaries (other than any accounts receivable pledged, sold or otherwise transferred or encumbered by the Borrower or any Restricted Subsidiary in connection with a Qualified Receivables Transaction), in each case, as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC; provided that the aggregate amount of First Lien Indebtedness at any time outstanding shall not exceed the sum of (I) $3,000,000,000, (II) the aggregate amount of prepayments of Loans made pursuant to Section 2.07, and (III) the aggregate amount of offers to prepay Loans made pursuant to Section 2.07(b) in connection with the disclosure of a proposed Incurrence of First Lien Indebtedness in excess of $3,000,000,000, and (y) European Bank Indebtedness in an aggregate principal amount not to exceed €550,000,000; provided, however, that the amount of Indebtedness that may be Incurred pursuant to this clause (1) shall be reduced by any amount of Indebtedness Incurred and then outstanding pursuant to the election provision of clause (10)(A)(ii) below;

(2) Indebtedness of the Borrower owed to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Borrower or any Restricted Subsidiary; provided, however, that any subsequent event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of any such Indebtedness (except to the Borrower or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the issuer thereof;

(3) Indebtedness (A) outstanding on the Restatement Date (other than the Indebtedness described in clauses (1) and (2) above and clause (12) below), and (B) consisting of Refinancing Indebtedness Incurred in respect of any Indebtedness described in this clause (3) (including Indebtedness that is Refinancing Indebtedness) or the foregoing paragraph (a);

(4) (A) Indebtedness of a Restricted Subsidiary Incurred and outstanding on or prior to the date on which such Restricted Subsidiary was acquired by the Borrower or a Restricted Subsidiary (other than Indebtedness Incurred in contemplation of, in connection with, as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Subsidiary of or was otherwise acquired by the Borrower); provided, however, that on the date that such Restricted Subsidiary is acquired by the Borrower, (i) the Borrower would have been able to Incur $1.00 of additional Indebtedness pursuant to the foregoing paragraph (a) after giving effect to the Incurrence of such Indebtedness pursuant to this clause (4) or (ii) the Consolidated Coverage Ratio immediately after giving effect to such Incurrence and acquisition would be greater than such ratio immediately prior to such transaction and (B) Refinancing Indebtedness Incurred by a Restricted Subsidiary in respect of Indebtedness Incurred by such Restricted Subsidiary pursuant to this clause (4);

(5) Indebtedness (A) in respect of performance bonds, Trade Acceptances, bank guarantees, letters of credit and surety or appeal bonds entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business, and (B) Hedging Obligations entered into in the ordinary course of business to hedge risks with respect to the Borrower’s or a Restricted Subsidiary’s interest rate, currency or raw materials pricing exposure and not entered into for speculative purposes;

(6) Purchase Money Indebtedness, Capitalized Lease Obligations and Attributable Debt and Refinancing Indebtedness in respect thereof in an aggregate principal amount on the date of Incurrence that, when added to all other Indebtedness Incurred pursuant to this clause (6) and then outstanding, will not exceed the greater of (A) $800,000,000 and (B) 5.0% of Consolidated assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC;

(7) Indebtedness Incurred by a Receivables Entity in a Qualified Receivables Transaction;

(8) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of a Financial Officer’s becoming aware of its Incurrence;

(9) any Guarantee by the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary so long as the Incurrence of such Indebtedness or other obligations by the Borrower or such Restricted Subsidiary is permitted under the terms of this Agreement (other than Indebtedness Incurred pursuant to clause (4) above);

(10) (A) Indebtedness of Foreign Restricted Subsidiaries in an aggregate principal amount that, when added to all other Indebtedness Incurred pursuant to this clause (10)(A) and then outstanding, will not exceed (i) $1,500,000,000 plus (ii) any amount then permitted to be Incurred pursuant to clause (1) above that the Borrower instead elects to Incur pursuant to this clause (10)(A); and

(B) Indebtedness of Foreign Restricted Subsidiaries Incurred in connection with a Qualified Receivables Transaction in an amount not to exceed €450,000,000 at any one time outstanding;

(11) Indebtedness constituting unsecured Indebtedness or Secured Indebtedness in an amount not to exceed $1,300,000,000 and Refinancing Indebtedness in respect thereof; provided that any such Secured Indebtedness may be secured solely with assets that do not constitute Collateral;

(12) Senior Subordinated-Lien Indebtedness and the related Guarantees by Subsidiaries of the Borrower and Refinancing Indebtedness in respect thereof; and

(13) Indebtedness of the Borrower and the Restricted Subsidiaries in an aggregate principal amount on the date of Incurrence that, when added to all other Indebtedness Incurred pursuant to this clause (13) and then outstanding, will not exceed $150,000,000.

(c) For purposes of determining the outstanding principal amount of any particular Indebtedness Incurred pursuant to this Section 6.01:

(1) Outstanding Indebtedness Incurred pursuant to this Agreement, the First Lien Agreement or the European Facilities Agreement prior to or on the Restatement Date shall be deemed to have been Incurred pursuant to clause (1) of paragraph (b) above;

(2) Indebtedness permitted by this Section 6.01 need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this covenant permitting such Indebtedness; and

(3) in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in this Section 6.01, the Borrower, in its sole discretion, shall classify such Indebtedness (or any portion thereof) as of the time of Incurrence and will only be required to include the amount of such Indebtedness in one of such clauses (provided that any Indebtedness originally classified as Incurred pursuant to Sections 6.01(b)(2) through (b)(13) may later be reclassified as having been Incurred pursuant to Section 6.01(a) or any other of Sections 6.01(b)(2) through (b)(13) to the extent that such reclassified Indebtedness could be Incurred pursuant to Section 6.01(a) or one of Sections 6.01(b)(2) through (b)(13), as the case may be, if it were Incurred at the time of such reclassification).

(d) For purposes of determining compliance as of any date with any dollar or Euro denominated restriction on the Incurrence of Indebtedness where the Indebtedness Incurred is denominated in a different currency, the amount of such Indebtedness will be the U.S. Dollar Equivalent or Euro Equivalent, as the case may be, determined on the date of the Incurrence of such Indebtedness; provided, however, that if any such Indebtedness denominated in a different currency is subject to a Currency Agreement with respect to dollars or Euros, as the case may be, covering all principal, premium, if any, and interest payable on such Indebtedness, the amount of such Indebtedness expressed in dollars or Euros will be as provided in such Currency Agreement. The principal amount of any Refinancing Indebtedness Incurred in the same currency as the Indebtedness being Refinanced will be the U.S. Dollar Equivalent or Euro Equivalent, as appropriate, of the Indebtedness Refinanced determined on the date of the Incurrence of such Indebtedness, except to the extent that (i) such U.S. Dollar Equivalent or Euro Equivalent was determined based on a Currency Agreement, in which case the Refinancing Indebtedness will be determined in accordance with the immediately preceding sentence, and (ii) the principal amount of the Refinancing Indebtedness exceeds the principal amount of the Indebtedness being Refinanced, in which case the U.S. Dollar Equivalent or Euro Equivalent, as appropriate, of such excess will be determined on the date such Refinancing Indebtedness is Incurred.

SECTION 6.02. Limitation on Restricted Payments. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to make any Restricted Payment if at the time the Borrower or such Restricted Subsidiary makes any Restricted Payment:

(1) a Default will have occurred and be continuing (or would result therefrom);

(2) the Borrower could not Incur at least $1.00 of additional Indebtedness under Section 6.01(a); or

(3) the aggregate amount of such Restricted Payment and all other Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by a Financial Officer of the Borrower, whose determination will be conclusive) declared or made subsequent to the Reference Date would exceed the sum, without duplication, of:

(i) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which the Reference Date occurs to the end of the most recent fiscal quarter for which financial statements have been filed with the SEC prior to the date of such Restricted Payment (or, in case such Consolidated Net Income will be a deficit, minus 100% of such deficit);

(ii) 100% of the aggregate Net Cash Proceeds received by the Borrower from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Reference Date (other than an issuance or sale to a Subsidiary of the Borrower and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees) and 100% of any cash capital contribution received by the Borrower from its shareholders subsequent to the Reference Date;

(iii) the amount by which Indebtedness of the Borrower or its Restricted Subsidiaries is reduced on the Borrower’s Consolidated balance sheet upon the conversion or exchange (other than by a Subsidiary of the Borrower) subsequent to the Reference Date of any Indebtedness of the Borrower or its Restricted Subsidiaries issued after the Reference Date which is convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Borrower (less the amount of any cash or the Fair Market Value of other property distributed by the Borrower or any Restricted Subsidiary upon such conversion or exchange); and

(iv) an amount equal to the sum of (x) the net reduction in the Investments (other than Permitted Investments) made by the Borrower or any Restricted Subsidiary in any Person resulting from repurchases, repayments or redemptions of such Investments by such Person, proceeds realized on the sale of such Investments and proceeds representing the return of capital (excluding dividends and distributions), in each case realized by the Borrower or any Restricted Subsidiary, and (y) to the extent such Person is an Unrestricted Subsidiary, the portion (proportionate to the Borrower’s Capital Stock in such Subsidiary) of the Fair Market Value of the net assets of such Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that the foregoing sum shall not exceed, in the case of any such Person or Unrestricted Subsidiary, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by the Borrower or any Restricted Subsidiary in such Person or Unrestricted Subsidiary.

(b) The provisions of Section 6.02(a) shall not prohibit:

(1) any Restricted Payment made out of the Net Cash Proceeds of the substantially concurrent sale of, or made by exchange for, Capital Stock of the Borrower (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Borrower or an employee stock ownership plan or to a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees to the extent such sale to such an employee stock ownership plan or trust is financed by loans from or guaranteed by the Borrower or any Restricted Subsidiary unless such loans have been repaid with cash on or prior to the date of determination) or a substantially concurrent cash capital contribution received by the Borrower from its shareholders; provided, however, that:

(A) such Restricted Payment shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3), and

(B) the Net Cash Proceeds from such sale applied in the manner set forth in Section 6.02(b)(1) shall be excluded from the calculation of amounts under Section 6.02(a)(3)(ii);

(2) any prepayment, repayment or Purchase for value of Subordinated Obligations that are made by exchange for, or out of the proceeds of the sale of, other Subordinated Obligations (which (x) satisfy each of clauses (4) and (5) of the definition of Refinancing Indebtedness in respect of the Subordinated Obligations being prepaid, repaid or Purchased and (y) may include Indebtedness Incurred under Section 6.01(a)) or the Net Cash Proceeds of a sale of Capital Stock of the Borrower; provided, in each case, that the public announcement of the launch of such prepayment, repayment or Purchase for value is made within three months of such sale of Subordinated Obligations or Capital Stock; provided, however, that each such prepayment, repayment or Purchase for value under this paragraph (2) shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

(3) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividends would have complied with this covenant; provided, however, that such dividends shall be included in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

(4) any Purchase for value of Capital Stock of the Borrower or any of its Subsidiaries from employees, former employees, directors or former directors of the Borrower or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such Capital Stock; provided, however, that the aggregate amount of such Purchases for value will not exceed $10,000,000 in any calendar year; provided further, however, that any of the $10,000,000 permitted to be applied for Purchases under this Section 6.02(b)(4) in a calendar year (and not so applied) may be carried forward for use in the following two calendar years; provided further, however, that such Purchases for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

(5) so long as no Default has occurred and is continuing, payments of dividends on Disqualified Stock issued after the Reference Date pursuant to Section 6.01; provided, however, that such dividends shall be included in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

(6) repurchases of Capital Stock deemed to occur upon the vesting or exercise of stock options, restricted stock or similar equity awards if such Capital Stock represents a portion of the exercise price of such stock options, restricted stock or similar equity awards and the withholding Tax related thereto; provided, however, that such Restricted Payments shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

(7) so long as no Default has occurred and is continuing, subject to Section 6.04(c)(ii), any prepayment, repayment or Purchase for value of Subordinated Obligations from Net Available Cash; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

(8) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of Subordinated Obligations from Net Available Cash (assuming for purposes of the definition of Net Available Cash as used in this clause (8) that the Specified Asset Sale was an Asset Disposition) from the Specified Asset Sale set forth in clause (i) of the definition thereof within 180 days after the receipt of such proceeds; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

(9) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of any Indebtedness within 365 days of the Stated Maturity of such Indebtedness; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

(10) payments to holders of Capital Stock (or to the holders of Indebtedness that is convertible into or exchangeable for Capital Stock upon such conversion or exchange) in lieu of the issuance of fractional shares; provided, however, that such payments shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

(11) [intentionally omitted]; or

(12) any Restricted Payment in an amount which, when taken together with all Restricted Payments made after the Reference Date pursuant to this Section 6.02(b)(12), does not exceed $800,000,000; provided, however, that

(A) at the time of each such Restricted Payment, no Default shall have occurred and be continuing (or result therefrom); and

(B) such Restricted Payments shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3).

SECTION 6.03. Limitation on Restrictions on Distributions from Restricted Subsidiaries. The Borrower shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

(1) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligations owed to the Borrower;

(2) make any loans or advances to the Borrower; or

(3) transfer any of its property or assets to the Borrower, except:

(A) any encumbrance or restriction pursuant to applicable law, rule, regulation or order or an agreement in effect at or entered into on the Restatement Date;

(B) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary prior to the date on which such Restricted Subsidiary was acquired by the Borrower (other than Indebtedness Incurred as consideration in, in contemplation of, or to provide all or any portion of the funds or credit support utilized to consummate the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was otherwise acquired by the Borrower) and outstanding on such date;

(C) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in Section 6.03(3)(A) or Section 6.03(3)(B) or this Section 6.03(3)(C) or contained in any amendment to an agreement referred to in Section 6.03(3)(A) or Section 6.03(3)(B) or this Section 6.03(3)(C); provided, however, that the encumbrances and restrictions contained in any such Refinancing agreement or amendment are no less favorable in any material respect to the Lenders than the encumbrances and restrictions contained in such predecessor agreements;

(D) in the case of Section 6.03(3), any encumbrance or restriction:

(i) that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any such lease, license or other contract; or

(ii) contained in mortgages, pledges and other security agreements securing Indebtedness of a Restricted Subsidiary to the extent such encumbrance or restriction restricts the transfer of the property subject to such security agreements;

(E) with respect to a Restricted Subsidiary, any restriction imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition;

(F) any encumbrance or restriction existing under or by reason of Indebtedness or other contractual requirements of a Receivables Entity or any other party to a Qualified Receivables Transaction in connection with a Qualified Receivables Transaction; provided, however, that such restrictions apply only to such Receivables Entity or such other party, as applicable;

(G) purchase money obligations for property acquired in the ordinary course of business and Capitalized Lease Obligations that impose restrictions on the property purchased or leased of the nature described in Section 6.03(3);

(H) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, stock sale agreements and other similar agreements;

(I) restrictions on cash or other deposits or net worth imposed by customers, suppliers or, in the ordinary course of business, other third parties; and

(J) with respect to any Foreign Restricted Subsidiary, any encumbrance or restriction contained in the terms of any Indebtedness, or any agreement pursuant to which such Indebtedness was issued, if:

(i) the encumbrance or restriction applies only in the event of a payment default or a default with respect to a financial covenant contained in such Indebtedness or agreement; or

(ii) at the time such Indebtedness is Incurred, such encumbrance or restriction is not expected to materially affect the Borrower’s ability to make principal or interest payments on the Obligations, as determined in good faith by a Financial Officer of the Borrower, whose determination shall be conclusive.

SECTION 6.04. Limitation on Sales of Assets and Subsidiary Stock. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Asset Disposition unless:

(1) the Borrower or such Restricted Subsidiary receives consideration (including by way of relief from, or by any other Person assuming sole responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Disposition at least equal to the Fair Market Value of the shares and assets subject to such Asset Disposition; and

(2) at least 75% of the consideration therefor received by the Borrower or such Restricted Subsidiary is (i) to the extent the assets subject to such Asset Disposition do not constitute Collateral under this Agreement, in the form of cash or Additional Assets, or (ii) to the extent the assets subject to such Asset Disposition do constitute Collateral under this Agreement, in the form of cash or assets that are included in the Collateral.

(b) For the purposes of this covenant, the following are deemed to be cash:

(1) the assumption of Indebtedness or other obligations of the Borrower (other than obligations in respect of Disqualified Stock of the Borrower) or any Restricted Subsidiary (other than obligations in respect of Disqualified Stock and Preferred Stock of a Restricted Subsidiary that is a Subsidiary Guarantor) and the release of the Borrower or such Restricted Subsidiary from all liability on such Indebtedness or obligations in connection with such Asset Disposition;

(2) except to the extent the assets subject to the applicable Asset Disposition constitute Collateral under this Agreement, any Designated Noncash Consideration having an aggregate Fair Market Value that, when taken together with all other Designated Noncash Consideration received pursuant to this clause and then outstanding, does not exceed at the time of the receipt of such Designated Noncash Consideration (with the Fair Market Value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value) the greater of (1) $200,000,000 and (2) 1.5% of the total Consolidated assets of the Borrower as shown on the most recent balance sheet of the Borrower filed with the SEC;

(3) securities, notes or similar obligations received by the Borrower or any Restricted Subsidiary from the transferee that are promptly converted by the Borrower or such Restricted Subsidiary into cash; and

(4) Temporary Cash Investments.

(c) The Borrower may not use any Net Available Cash to prepay, redeem or purchase any Indebtedness that is not Priority Secured Indebtedness unless (i) the Pro Forma Senior Secured Leverage Ratio for the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered under Section 5.01(a) or (b) (or, at any time prior to the first delivery of such financial statements, for the fiscal year ended December 31, 2017) would have been equal to or less than 3.00 to 1.00, determined at the time of such proposed use on a pro forma basis as described in the definition of Pro Forma Senior Secured Leverage Ratio, or (ii) the Borrower first offers to use such Net Available Cash to prepay the Loans in accordance with Section 2.07(b).

(d) Upon receipt of written notice from the Borrower to the Collateral Agent, the Collateral Agent is hereby authorized and directed to release any security interest under any Security Document in any Capital Stock of any Foreign Subsidiary transferred, for tax planning or other business purposes, consistent with the Borrower’s past practices, to any Foreign Subsidiary whose Capital Stock has been pledged under any of the Security Documents if either (i)

the transferor of such Capital Stock is the Borrower or a Domestic Subsidiary and such release is required in order to obtain the desired amount of consideration from such transfer, or (ii) after giving effect to such transfer, the aggregate fair value of all such Capital Stock (other than Capital Stock transferred in a transaction described in the immediately preceding clause (i)), determined as of the date of each respective transfer, does not exceed, for all such transfers, $250,000,000.

SECTION 6.05. Limitation on Transactions with Affiliates. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into or conduct any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower (an “Affiliate Transaction”) unless such transaction is on terms:

(1) that are no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm’s-length dealings with a Person who is not such an Affiliate,

(2) that, in the event such Affiliate Transaction involves an aggregate amount in excess of $25,000,000,

(A) are set forth in writing, and

(B) have been approved by a majority of the members of the Board of Directors having no personal stake in such Affiliate Transaction; and

(3) that, in the event such Affiliate Transaction involves an amount in excess of $75,000,000, have been determined by a nationally recognized appraisal, accounting or investment banking firm to be fair, from a financial standpoint, to the Borrower and its Restricted Subsidiaries.

(b) The provisions of Section 6.05(a) will not prohibit:

(1) any Restricted Payment permitted to be paid pursuant to Section 6.02;

(2) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, incentive compensation plans, stock options and stock ownership plans approved by the Board of Directors;

(3) the grant of stock options or similar rights to employees and directors of the Borrower pursuant to plans approved by the Board of Directors;

(4) loans or advances to employees in the ordinary course of business of the Borrower;

(5) the payment of reasonable fees and compensation to, or the provision of employee benefit arrangements and indemnity for the benefit of, directors, officers and employees of the Borrower and its Restricted Subsidiaries in the ordinary course of business;

(6) any transaction between or among any of the Borrower, any Restricted Subsidiary or any joint venture or similar entity which would constitute an Affiliate Transaction solely because the Borrower or a Restricted Subsidiary owns an equity interest in or otherwise controls such Restricted Subsidiary, joint venture or similar entity;

(7) the issuance or sale of any Capital Stock (other than Disqualified Stock) of the Borrower;

(8) any agreement as in effect on the Restatement Date described in the Disclosure Documents, or any renewals, extensions or amendments of any such agreement (so long as such renewals, extensions or amendments are not less favorable in any material respect to the Borrower or its Restricted Subsidiaries) and the transactions evidenced thereby;

(9) transactions with customers, clients, suppliers or purchasers or sellers of goods or services in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement which are fair to the Borrower or its Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management thereof, or are on terms at least as favorable as could reasonably have been obtained at such time from an unaffiliated party; or

(10) any transaction effected as part of a Qualified Receivables Transaction.

SECTION 6.06. Limitation on Liens. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur or permit to exist any Lien of any nature whatsoever on any of its property or assets (including Capital Stock of a Restricted Subsidiary), whether owned at the Restatement Date or thereafter acquired, securing any Indebtedness, except:

(a) Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(1) and Liens under the Credit Documents securing Obligations; provided that any collateral securing U.S. Bank Indebtedness shall also constitute Collateral;

(b) Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(12); provided that any Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(12) shall be subordinate and junior to the Liens securing the Obligations on the terms set forth in the Lien Subordination and Intercreditor Agreement;

(c) pledges or deposits by such Person under workers’ compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

(d) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review;

(e) Liens for taxes, assessments or other governmental charges not yet due or payable or subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings;

(f) Liens on assets not constituting Collateral under this Agreement which secure obligations under letters of credit, bank guarantees, Trade Acceptances or similar credit transactions or are in favor of issuers of surety or performance bonds issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit, bank guarantees, Trade Acceptances and similar credit transactions do not constitute Indebtedness;

(g) survey exceptions, encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness for borrowed money and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(h) Liens securing Indebtedness Incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property of such Person (including Indebtedness Incurred under Section 6.01(b)(6)); provided, however, that the Lien may not extend to any other property (other than property related to the property being financed) owned by such Person or any of its Subsidiaries at the time the Lien is Incurred, and the Indebtedness (other than any interest thereon) secured by the Lien may not be Incurred more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien;

(i) Liens existing on the Restatement Date (which Liens, in the case of Liens on assets of the Borrower and of each other Subsidiary that is organized under the laws of the United States or Canada or any of their territories or possessions or any political subdivision thereof, are set forth in Annex II to the Disclosure Letter); provided that (x) any such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary and (y) any such Lien shall secure only those obligations which it secured on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount hereof (other than Liens referred to in the foregoing clauses (a) and (b));

(j) Liens on property or shares of stock of another Person at the time such other Person becomes a Subsidiary of such Person; provided, however, that such Liens are not created, Incurred or assumed in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided further, however, that such Liens do not extend to any other property owned by such Person or any of its Subsidiaries, except pursuant to after-acquired property clauses existing in the applicable agreements at the time such Person becomes a Subsidiary which do not extend to property transferred to such Person by the Borrower or a Restricted Subsidiary;

(k) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or any Subsidiary of such Person; provided, however, that such Liens are not created, Incurred or assumed in connection with, or in contemplation of, such acquisition; provided further, however, that the Liens do not extend to any other property owned by such Person or any of its Subsidiaries;

(l) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Restricted Subsidiary of such Person;

(m) Liens securing Hedging Obligations so long as such Hedging Obligations are permitted to be Incurred under this Agreement;

(n) Liens on assets not constituting Collateral under this Agreement which secure Indebtedness of any Foreign Restricted Subsidiary Incurred under Section 6.01(b)(10);

(o) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred in the foregoing clauses (h), (i), (j) and (k); provided, however, that:

(1) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements, accessions, proceeds, dividends or distributions in respect thereof); and

(2) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of:

(A) the outstanding principal amount or, if greater, committed amount of the Indebtedness secured by Liens described under clauses (h), (i), (j) or (k) at the time the original Lien became a permitted Lien under this Agreement; and

(B) an amount necessary to pay any fees and expenses, including premiums, related to such Refinancings;

(p) Liens on accounts receivables and related assets of the type specified in the definition of “Qualified Receivables Transaction” not constituting Collateral under this Agreement Incurred in connection with a Qualified Receivables Transaction;

(q) judgment Liens not giving rise to an Event of Default so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired;

(r) Liens arising from Uniform Commercial Code financing statement filings regarding leases that do not otherwise constitute Indebtedness and that are entered into in the ordinary course of business;

(s) leases and subleases of real property which do not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries;

(t) Liens which constitute bankers’ Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with any bank or other financial institution, whether arising by operation of law or pursuant to contract;

(u) Liens on specific items of inventory or other goods (and proceeds thereof) of any Person securing such Person’s obligations in respect of Trade Acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(v) Liens on specific items of inventory or other goods and related documentation (and proceeds thereof) securing reimbursement obligations in respect of trade letters of credit issued to ensure payment of the purchase price for such items of inventory or other goods;

(w) Liens on assets not constituting Collateral under this Agreement which secure Indebtedness Incurred under Section 6.01(b)(11) or (13);

(x) Liens on assets subject to Sale/Leaseback Transactions; provided that the aggregate outstanding Attributable Debt in respect of such Liens (other than any such Liens imposed against all or a portion of the Borrower’s properties in Akron, Summit County, Ohio subject to a Sale/Leaseback Transaction) shall not at any time exceed $125,000,000; and

(y) other Liens on assets that do not constitute Collateral to secure Indebtedness as long as the amount of outstanding Indebtedness secured by Liens Incurred pursuant to this clause (y) does not exceed 7.5% of Consolidated assets of the Borrower, as determined based on the consolidated balance sheet of the Borrower as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC; provided, however, that notwithstanding whether this clause (y) would otherwise be available to secure Indebtedness, Liens securing Indebtedness originally secured pursuant to this clause (y) may secure Refinancing Indebtedness in respect of such Indebtedness and such Refinancing Indebtedness shall be deemed to have been secured pursuant to this clause (y).

For the avoidance of doubt, each reference in this Section or any other provision of this Agreement to “assets not constituting Collateral” (or any similar phrase) means assets that (a) are not subject to any Lien securing the Obligations and (b) are not and (absent a change in facts) will not be required under the terms of this Agreement or the Security Documents to be made subject to any Lien securing the Obligations by reason of the nature of, or the identity of the Subsidiary owning, such assets (and not as a result of the existence of any other Lien or any legal or contractual provision preventing such assets from being made subject to Liens securing the Obligations).

SECTION 6.07. Limitation on Sale/Leaseback Transactions. The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless:

(a) the Borrower or such Restricted Subsidiary would be entitled to:

(i) Incur Indebtedness with respect to such Sale/Leaseback Transaction pursuant to Section 6.01;

(ii) create a Lien on such property securing such Indebtedness pursuant to Section 6.06(x) or, to the extent the assets subject to such Sale/Leaseback do not constitute Collateral under this Agreement, create a Lien on such property pursuant to the provisions of Section 6.06;

(iii) the gross proceeds payable to the Borrower or such Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the Fair Market Value of such property; and

(iv) the transfer of such property is permitted by, and, if applicable, the Borrower applies the proceeds of such transaction in compliance with, Section 6.04; or

(b) the Sale/Leaseback Transaction is with respect to all or a portion of the Borrower’s properties in Akron, Summit County, Ohio.

SECTION 6.08. Fundamental Changes. The Borrower will not, and will not permit any Restricted Subsidiary to, merge into, amalgamate or consolidate with any other Person, or permit any other Person to merge into, amalgamate or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) assets (including Capital Stock of Subsidiaries) constituting all or substantially all the assets of the Borrower and its Consolidated Subsidiaries, taken as a whole, or, in the case of the Borrower, liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Restricted Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Restricted Subsidiary may merge into any other Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary; except that no Domestic Subsidiary may merge into a Foreign Subsidiary, (iii) any sale of a Restricted Subsidiary made in accordance with Section 6.04 may be effected by a merger of such Restricted Subsidiary and (iv) any Restricted Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Restricted Subsidiary; provided that any Investment that takes the form of a merger, amalgamation or consolidation (other than any merger, amalgamation or consolidation involving the Borrower) that is expressly permitted by Section 6.02 shall be permitted under this Section 6.08.

SECTION 6.09. Anti-Corruption Laws and Sanctions. (a) The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries shall not use, the proceeds of any Borrowing in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws where such violation would be material to the rights or interests of the Lenders.

(b) The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries shall not use, the proceeds of any Borrowing, for the purpose of funding any activity, business or transaction of or with any Sanctioned Person or in any Sanctioned Country, to the extent such activity, business or transaction would be prohibited by Sanctions if conducted by a Person organized or formed under the laws of the United States.

ARTICLE VII

Events of Default

SECTION 7.01. Events of Default. If any of the following events (“Events of Default”) shall occur:

(a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Credit Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of (i) in the case of fees and interest payable under Sections 2.08 and 2.09, respectively, five Business Days, and (ii) in the case of any other fees, interest or other amounts (other than those referred to in clause (a) of this Section 7.01), five Business Days after the earlier of (A) the day on which a Financial Officer first obtains knowledge of such failure and (B) the day on which written notice of such failure shall have been given to the Borrower by the Administrative Agent or any Lender;

(c) any representation or warranty made or deemed made by or on behalf of any Credit Party in any Credit Document or any amendment or modification thereof or waiver thereunder shall prove to have been incorrect when made or deemed made in any respect material to the rights or interests of the Lenders under the Credit Documents;

(d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to the Borrower’s existence) or 5.08 or in Article VI;

(e) any Credit Party shall fail to observe or perform any covenant, condition or agreement contained in any Credit Document (other than those specified in clauses (a), (b) and (d) of this Article), and such failure shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender); provided that the failure of any Credit Party to perform any covenant, condition or agreement made in any Credit Document (other than this Agreement) shall not constitute an Event of Default unless such failure shall be (i) willful or (ii) material to the rights or interests of the Lenders under the Credit Documents;

(f) the Borrower or any Consolidated Subsidiary shall fail to make any payment of principal in respect of any Material Indebtedness at the scheduled due date thereof and such failure shall continue beyond any applicable grace period or any event or condition occurs that results in any Material Indebtedness (other than any Qualified Receivables Transaction existing on March 31, 2003) becoming due or being required to be prepaid, repurchased, redeemed, defeased or terminated prior to its scheduled maturity (other than, in the case of any Qualified Receivables Transaction, any event or condition not caused by an act or omission of the Borrower or any Subsidiary, if the Borrower shall furnish to the Administrative Agent a certificate to the effect that after the termination of such Qualified Receivables Transaction the Borrower and the Subsidiaries that are a party thereto have sufficient liquidity to operate their businesses in the ordinary course); provided that this clause (f) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness in accordance with the terms and conditions of this Agreement or (ii) Material Indebtedness of any Foreign Subsidiary if the Borrower is unable, due to applicable law restricting Investments in such Foreign Subsidiary, to make an Investment in such Foreign Subsidiary to fund the payment of such Material Indebtedness;

(g) a Change in Control shall occur;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization, bankruptcy, moratorium, suspension of payment or other relief in respect of the Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee in bankruptcy, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization, bankruptcy, moratorium, suspension of payment or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee in bankruptcy, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, (iv) make a general assignment for the benefit of creditors or (v) take any action for the purpose of effecting any of the foregoing;

(j) the Borrower or any Material Subsidiary shall admit in writing its inability or fail generally to pay its debts as they become due;

(k) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would be materially likely to result in a Material Adverse Change;

(l) Liens created under the Security Documents shall not be valid and perfected Liens on a material portion of the Collateral; or

(m) any Guarantee of the Obligations under the Guarantee and Collateral Agreement or the Canadian Security Documents shall fail to be a valid, binding and enforceable Guarantee of one or more Subsidiary Guarantors where such failure would constitute or be materially likely to result in a Material Adverse Change;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Majority Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE VIII

The Agents

Each of the Lenders hereby irrevocably appoints the Agents as its agents and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to the Agents by the terms hereof and of the other Credit Documents, together with such actions and powers as are reasonably incidental thereto.

The bank or banks serving as the Agents hereunder shall have the same rights and powers in their capacity as Lenders as any other Lender and may exercise the same as though they were not Agents, and such bank or banks and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if they were not Agents hereunder.

The Agents shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agents shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Agents are required to exercise in writing by the Majority Lenders, and (c) except as expressly set forth herein, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information communicated to the Agents by or relating to the Borrower or any Subsidiary. The Agents shall not be liable for any action taken or not taken by them with the consent or at the request of the Majority Lenders or the Lenders, as the case may be, or in the absence of their own gross negligence or willful misconduct. In addition, the Agents shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agents by the Borrower or a Lender, and the Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Agents.

The Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by them to be genuine and to have been signed or sent by the proper Person. The Agents also may rely upon any statement made to them orally or by telephone and believed by them to be made by the proper Person, and shall not incur any liability for relying thereon. The Agents may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by them with reasonable care, and shall not be liable for any action taken or not taken by them in accordance with the advice of any such counsel, accountants or experts.

The Agents may perform any and all their duties and exercise their rights and powers by or through any one or more sub-agents appointed by the Agents. The Agents and any such sub-agent may perform any and all their duties and exercise their rights and powers through their respective Affiliates. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Affiliates of the Agents and any such sub-agent.

Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower. Upon receipt of any such notice of an Agent’s intent to resign, the Majority Lenders shall have the right to appoint a successor with the Borrower’s written consent (which shall not be unreasonably withheld or delayed and shall not be required from the Borrower if an Event of Default under clause (a), (b), (h) or (i) of Section 7.01 has occurred and is continuing). If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its intent to resign, then the retiring Agent may, on behalf of the Lenders, with the Borrower’s written consent (which shall not be unreasonably withheld or delayed and shall not be required if an Event of Default under clause (a), (b), (h) or (i) of Section 7.01 has occurred and is continuing), appoint a successor Agent which shall be a bank or an Affiliate thereof, in each case with a net worth of at least $1,000,000,000 and an office in New York, New York. Upon the acceptance of its appointment as Agent hereunder and under the other Credit Documents by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents. After an Agent’s resignation hereunder and under the other Credit Documents, the provisions of this Article and Section 9.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

Notwithstanding any other provision contained herein, (a) each Lender acknowledges that the Administrative Agent is not acting as an agent of the Borrower and that the Borrower will not be responsible for acts or failures to act on the part of the Administrative Agent and (b) none of the Syndication Agents or Documentation Agents shall, in its capacity as such, have any responsibilities, fiduciary or otherwise, to the Borrower, to any Lender or to any other Person under this Agreement or the other Credit Documents.

Without prejudice to the provisions of this Article VIII, each Lender hereby irrevocably appoints and authorizes the Collateral Agent (and any successor acting as Collateral Agent) to act as the Person holding the power of attorney (in such capacity, the “fondé de pouvoir”) of the Lenders as contemplated under Article 2692 of the Civil Code of Quebec, and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec, and to exercise such powers and duties which are conferred upon the fondé de pouvoir under any hypothec. Moreover, without prejudice to such appointment and authorization to act as the Person holding the power of attorney as aforesaid, each Lender hereby irrevocably appoints and authorizes the Collateral Agent (and any successor acting as Collateral Agent) (in such capacity, the “Custodian”) to act as agent and custodian for and on behalf of the Lenders to hold and to be the sole registered holder of any debenture which may be issued under any hypothec, the whole notwithstanding Section 32 of the Act Respecting the Special Powers of Legal Persons (Quebec) or any other applicable law. In this respect, (i) the Custodian shall keep a record indicating the names and addresses of, and the pro rata portion of the obligations and indebtedness secured by any pledge of any such debenture and owing to each Lender and (ii) each Lender will be entitled to the benefits of any charged property covered by any hypothec and will participate in the proceeds of realization of any such charged property, the whole in accordance with the terms hereof.

Each of the fondé de pouvoir and the Custodian shall (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to the fondé de pouvoir and the Custodian (as applicable) with respect to the charged property under any hypothec, any debenture or pledge thereof relating to any hypothec, applicable laws or otherwise, (b) benefit from and be subject to all provisions hereof with respect to the Collateral Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Lenders, and (c) be entitled to delegate from time to time any of its powers or duties under any hypothec, any debenture or pledge thereof relating to any hypothec, applicable laws or otherwise and on such terms and conditions as it may determine from time to time. Any Person who becomes a Lender shall be deemed to have consented to and confirmed: (y) the fondé de pouvoir as the Person holding the power of attorney as aforesaid and to have ratified, as of the date it becomes a Lender, all actions taken by the fondé de pouvoir in such capacity, and (z) the Custodian as the agent and custodian as aforesaid and to have ratified, as of the date it becomes a Lender, all actions taken by the Custodian in such capacity.

Each Lender represents and warrants, as of the date such Person became a Lender party hereto, to, and covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents and the Arrangers and their respective affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

In addition, unless the foregoing clause (i) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in clause (iv), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents and the Arrangers and their respective affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that:

(i) none of the Agents or Arrangers or any of their respective affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by any Agent under this Agreement or any documents related hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies,

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to any Agent or Arranger or any of their respective affiliates for investment advice (as opposed to other services) in connection with the Loans, the Commitments or this Agreement.

The Agents and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or e-mail (including e-mails of scanned or pdf copies of documents), as follows:

(i) if to the Borrower, to it at 200 Innovation Way, Akron, Ohio, 44316-0001, Attention of the Treasurer;

(ii) if to the Administrative Agent, to JPMorgan Chase Bank, Loan & Agency Services Group, 500 Stanton Christiana Road, NCC5, Floor 01, Newark, DE 19713-2017, Attention of Dan Lougheed (dan.p.lougheed@jpmorgan.com; (302) 634-1956), with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, 24th floor, New York, NY 10179, Attention of Robert Kellas (Telecopy No. (212) 270-5100);

(iii) if to the Collateral Agent, to Deutsche Bank Trust Company Americas, 60 Wall Street, New York, NY 10005, Attention of Michael J. Geraghty (michael-j.geraghty@db.com; Telecopy No. (212) 797-5690); and

(iv) if to a Lender, to it at its address (or telecopy number or e-mail address) set forth in Schedule 2.01 or its Administrative Questionnaire.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c) Any party hereto may change its address, telecopy number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

(d) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any communication hereunder by posting such communication on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available”. Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, the adequacy of the Platform. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Platform. In no event shall the Administrative Agent or any of its Related Parties have any liability to any party hereto or any other Person for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise), arising out of any transmission of communications through the Platform, except to the extent that such damages have resulted from the willful misconduct or gross negligence of, or a material breach of the agreements of the Administrative Agent under any Credit Document by, the Administrative Agent, in each case, determined in a final non-appealable judgment of a court of competent jurisdiction.

SECTION 9.02. Waivers; Amendments. (a) No failure or delay by any of the Agents or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether any Agent or any Lender may have had notice or knowledge of such Default at the time.

(b) Except to the extent otherwise expressly set forth in this Agreement (including in Section 2.17), neither this Agreement nor any other Credit Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or, in the case of any other Credit Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent or the Collateral Agent and the Credit Party or Credit Parties that are parties thereto, in each case with the consent of the Majority Lenders; provided, that no such agreement shall (i) increase the Commitment or extend the expiration date of the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive all or part of the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fee payable hereunder, without the prior written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or date for the payment of any interest on any Loan or any fee, or reduce the amount of, waive or excuse any such payment, without the prior written consent of each Lender adversely affected thereby, (iv) release all or substantially all the Subsidiary Guarantors from their Guarantees under the Guarantee and Collateral Agreement, or release all or substantially all the Collateral from the Liens of the Security Documents, without the written consent of each Lender and each Agent, (v) change any provision of the Guarantee and Collateral Agreement or any other Security Document to alter the amount or allocation of any payment to be made to the Secured Parties, without the written consent of each adversely affected Lender, (vi) change Section 2.14 in a manner that would alter the pro rata sharing of any payment without the written consent of each Lender adversely affected thereby, or (vii) change any of the provisions of this Section or the definition of “Majority Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided, further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent under any Credit Document, or any provision of any Credit Document providing for payments by or to the Administrative Agent, in each case without the prior written consent of such Agent; provided further, that so long as the rights or interests of any Lender shall not be adversely affected in any material respect, the Guarantee and Collateral Agreement or any other Security Document may be amended without the consent of the Majority Lenders (A) to cure any ambiguity, omission, defect or inconsistency, or (B) to provide for the addition of any assets or classes of assets to the Collateral. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrower, the Administrative Agent and the Lenders that will remain parties hereto after giving effect to such amendment if at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

(c) Notwithstanding anything in paragraph (b) of this Section to the contrary, this Agreement and the other Credit Documents may be amended at any time and from time to time to permit the borrowing of additional term loans by an agreement in writing entered into by the Borrower, the Administrative Agent, the Collateral Agent and each Person (including any Lender) that shall agree to provide any such additional term loans (but without the consent of any other Lender), and each such Person that shall not already be a Lender shall, at the time such agreement becomes effective, become a Lender with the same effect as if it had originally been a Lender under this Agreement with the term loans set forth in such agreement; provided, however, that: (i) the aggregate amount of such additional term loans established pursuant to this paragraph shall not exceed $300,000,000; (ii) no Default or Event of Default shall exist at the time such amendment becomes effective; (iii) such term loans shall not amortize and the final maturity of such term loans shall be no earlier than the Maturity Date, (iv) on the date of Incurrence of such term loans and after giving pro forma effect thereto and to the application of the proceeds therefrom, in accordance with the definition of Consolidated Coverage Ratio, the Consolidated Coverage Ratio would be greater than 2.0:1.0 and (v) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Covington & Burling LLP, counsel for the Borrower (or other counsel for the Borrower reasonably satisfactory to the Administrative Agent) in a form reasonably acceptable to the Administrative Agent but in substance to the effect that the incurrence of such term loans, and each Lien securing them, will be permitted under each indenture or other agreement governing any Material Indebtedness in effect at the time of the effectiveness of such amendment, and such term loans will constitute Designated Senior Obligations under the Lien Subordination and Intercreditor Agreement. Each such term loan established pursuant to this paragraph shall constitute a Loan under, and shall be entitled to all the benefits afforded by, this Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests and Liens created by the Guarantee and Collateral Agreement and the other Security Documents. The Borrower shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that all requirements under the Credit Documents in respect of the provision and maintenance of Collateral continue to be satisfied after the establishment of any such additional term loans.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Agents, the Arrangers and their Affiliates (including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Agents and the Arrangers, and other local and foreign counsel for the Agents and Arrangers, limited to one per jurisdiction for all the Agents and Arrangers, taken as a whole, in connection with the Security

Documents and the creation and perfection of the Liens created thereby and other local and foreign law matters) in connection with the arrangement and syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable out-of-pocket expenses incurred by the Agents or any Lender, including the fees, charges and disbursements of any counsel for the Agents or any Lender (limited to one per jurisdiction for all the Agents and Lenders, taken as a whole), in connection with the enforcement or protection of their rights in connection with this Agreement, including their rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or similar negotiations in respect of such Loans. The Borrower also shall pay all out-of-pocket expenses incurred by the Collateral Agent in connection with the creation and perfection of the security interests contemplated by this Agreement, including all filing, recording and similar fees and, as more specifically set forth above, the reasonable fees and disbursements of counsel (including foreign counsel in connection with Foreign Pledge Agreements).

(b) The Borrower shall indemnify each Agent, each Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including reasonable fees, disbursements and other charges of one firm of counsel selected by the Administrative Agent for all Indemnitees, taken as a whole, and, if necessary, a single local counsel in each appropriate jurisdiction for all such Indemnitees, taken as a whole (and, in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, one firm of counsel for such affected Indemnitee and, if necessary, a single local counsel in each appropriate jurisdiction for such affected Indemnitee)), incurred by or asserted against any Indemnitee and arising out of (i) the execution or delivery of this Agreement or any other Credit Document or other agreement or instrument contemplated hereby, the syndication and arrangement of the credit facilities provided for herein, the performance by the parties hereto of their respective obligations or the exercise by the parties hereto of their rights hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or the use of the proceeds thereof, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any Subsidiary, or any Environmental Liability related in any way to the Borrower or any Subsidiary, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether initiated against or by any Indemnitee, any party to any Credit Document, any Related Party of any of the foregoing or any third party (and regardless of whether any Indemnitee is a party thereto); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses shall have resulted from (A) the willful misconduct or gross negligence of such Indemnitee or any of its

Related Parties, as determined in a final, non-appealable judgment by a court of competent jurisdiction, (B) the material breach by such Indemnitee or any of its Related Parties of agreements set forth herein or in any other Credit Document, as determined in a final, non-appealable judgment by a court of competent jurisdiction, or (C) any claim, action, suit, inquiry, litigation, investigation or proceeding that does not involve an act or omission of the Borrower or any of its Related Parties and that is brought by an Indemnitee against any other Indemnitee (other than any claim, action, suit, inquiry, litigation, investigation or proceeding against any of the Agents, Syndication Agent, Documentation Agents or Arrangers in their respective capacities or in fulfilling their respective roles as Agents, Syndication Agent, Documentation Agents or Arrangers or similar roles under the Credit Documents or in respect of the credit facilities provided for herein); and provided further, that the Borrower will not be liable under this Section for any settlement of any claim, action, suit, inquiry, litigation, investigation or proceeding unless such settlement is approved in writing by the Borrower (such approval not to be withheld, conditioned or delayed if the terms of the settlement are reasonable under the circumstances). Notwithstanding any other provision of this Agreement, none of the Indemnitees, the Borrower or its Affiliates or its or their representatives shall be liable for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings) in connection with this Agreement or any other Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith; provided that this sentence shall not limit the indemnity and reimbursement obligations of the Borrower to the extent such special, indirect, consequential or punitive damages are included in any third party claim with respect to which the applicable Indemnitee is entitled to indemnification under this paragraph.

(c) To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent or any Arranger under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Agent or Arranger, as the case may be, such Lender’s ratable percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on the outstanding Loans of such Lender and the other Lenders) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent or Arranger in its capacity as such.

SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, the Indemnitees and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) subject to Section 2.15, no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, Indemnitees, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Arrangers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below and Section 2.15, any Lender may assign to one or more assignees (other than the Borrower or a Subsidiary or a natural person, but including any CLO or other Approved Fund) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to an assignee that is a Lender, an Affiliate of a Lender, a Federal Reserve Bank or, if an Event of Default under clause (a), (b), (h) or (i) of Section 7.01 has occurred and is continuing, any other assignee; and

(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender, an Affiliate of a Lender, a Federal Reserve Bank or an Approved Fund.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $500,000 or, if smaller, the entire remaining amount of the assigning Lender’s Commitment or Loans unless each of the Borrower and the Administrative Agent shall otherwise consent, provided (i) that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (h) or (i) of Section 7.01 has occurred and is continuing and (ii) in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, all such concurrent assignments shall be aggregated in determining compliance with this subsection;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall, except as contemplated by Section 2.15, execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.11, 2.12, 2.13 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. Each assignment hereunder shall be deemed to be an assignment of the related rights under the Guarantee and Collateral Agreement and each other applicable Security Document.

(iv) The Administrative Agent shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and, as to entries pertaining to it, any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender (except as contemplated by Section 2.15) and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(vi) By executing and delivering an Assignment and Assumption, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (A) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that the outstanding balances of its Loans, without giving effect to assignments thereof that have not become effective, are as set forth in such Assignment and Assumption; (B) except as set forth in clause (A) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the foregoing, or the financial condition of the Credit Parties or the performance or observance by the Credit Parties of any of their obligations under this Agreement or under any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; (C) each of the assignee and the assignor represents and warrants that it is legally authorized to enter into such Assignment and Assumption; (D) such assignee confirms that it has received a copy of this Agreement, together with copies of any amendments or consents entered into prior to the date of such Assignment and Assumption and copies of the most recent financial statements delivered pursuant to Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (E) such assignee will independently and without reliance upon the Agents, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (F) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Credit Documents as are delegated to them by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; (G) such assignee agrees that it will not book any Loan at an Austrian branch or through an Austrian Affiliate and will comply with Section 9.19 of this Agreement; and (H) such assignee agrees that it will perform in accordance with their terms all the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

(c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (each a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Lender that sells a participation pursuant to this Section 9.04(c) shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it records the name and address of each participant to which it has sold a participation and the principal amounts (and stated interest) of each such participant’s interest in the Loans or other rights and obligations of such Lender under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any Loans or other rights and obligations under any Credit Document) except to the extent that such disclosure is necessary to establish that such Loan or other right or obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes under this Agreement, notwithstanding any notice to the contrary. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that affects such Participant and that, under Section 9.02, would require the consent of each affected Lender. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, 2.12 and 2.13 (subject to the requirements and limitations under Sections 2.13(f) and (g) (it being understood that the documentation required under Sections 2.13(f) and (g) shall be delivered to the applicable Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.14(d) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.11 or 2.13 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent, which consent shall specifically refer to this exception.

(d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) Notwithstanding anything to the contrary contained herein, the replacement of any Lender pursuant to Section 2.15 shall be deemed an assignment pursuant to Section 9.04(b) and shall be valid and in full force and effect for all purposes under this Agreement.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as any Commitment has not expired or terminated. The provisions of Sections 2.11, 2.12, 2.13 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof (but do not supersede any provisions of any commitment, engagement or fee letter that by the terms of such document survive the execution and delivery of this Agreement). Except as provided in Section 4.01, this amendment and restatement of the Existing Credit Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent (or its counsel) shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto (or written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that each such party has signed a counterpart of this Agreement), and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include

Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. No failure to obtain any approval required for the effectiveness of any provision of this Agreement shall affect the validity or enforceability of any other provision of this Agreement.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing and the Loans shall have become due and payable pursuant to Section 7.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each of the Lenders under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Except as provided in the last sentence of this paragraph, each party hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this paragraph shall affect any right of the Collateral Agent to bring any action or proceeding relating to any Collateral in the courts of any jurisdiction where such Collateral is located or deemed located.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors who have been informed of the confidential nature of such Information and instructed to keep such Information confidential, (b) to the extent requested by any regulatory or self-regulatory authority (including the NAIC) with jurisdiction over it, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (provided that it shall, to the extent permitted by law and regulation, give the Borrower prompt notice after obtaining knowledge of any such subpoena or similar legal process so that the Borrower may at its own expense seek a protective order or other appropriate remedy),

(d) to any other party to this Agreement, (e) to the extent necessary or advisable in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any credit insurance provider in connection with any credit insurance, or prospective credit insurance, relating to the Borrower and any of its obligations or (iii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the written consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section, (ii) becomes available to any Agent or any Lender on a nonconfidential basis from a source other than the Borrower or any other party to this Agreement that is not known by the recipient to be bound by a confidentiality agreement or other obligation of confidentiality with respect to such information or (iii) was available to any Agent or any Lender on a non-confidential basis prior to its disclosure by the Borrower or any other party to this Agreement from a source other than the Borrower or any other party to this Agreement that is not known by the recipient to be bound by a confidentiality agreement or other obligation of confidentiality with respect to such information. For the purposes of this Section, “Information” means all information received from the Borrower or Persons acting on its behalf relating to the Borrower or its business, other than, after the earlier of (A) the date that is four Business Days after the Restatement Date or (B) the date on which the Borrower files a Form 8-K with the SEC with respect to this Agreement, information pertaining to this Agreement routinely provided by arrangers of credit facilities to data service providers, including league table providers, that serve the lending industry.

SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Alternate Base Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.14. Security Documents. Each Lender hereby irrevocably authorizes and directs the Collateral Agent to execute and deliver, or ratifies the execution and delivery by the Collateral Agent of, the Reaffirmation Agreement, the Guarantee and Collateral Agreement, the Lenders Lien Subordination and Intercreditor Agreement, the Lien Subordination and Intercreditor Agreement and each other Security

Document and hereby irrevocably authorizes and directs the Collateral Agent to carry out the provisions thereof and exercise the authority conferred upon it therein. Each Lender, by executing and delivering this Agreement, acknowledges receipt of a copy of the Reaffirmation Agreement and the Guarantee and Collateral Agreement and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Reaffirmation Agreement, the Guarantee and Collateral Agreement and each other Security Document insofar as they relate to or require performance by the Lenders, specifically including (i) the provisions of Article VII of the Guarantee and Collateral Agreement (governing the exercise of remedies under the Security Documents and the distribution of the proceeds realized from such exercise), (ii) the provisions of Articles IX and X of the Guarantee and Collateral Agreement (relating to the duties and responsibilities of the Collateral Agent thereunder and providing for the indemnification and the reimbursement of expenses of the Collateral Agent thereunder by the Lenders), and (iii) the provisions of Section 12.13 of the Guarantee and Collateral Agreement (providing for releases of Guarantees of and Collateral securing the Obligations). Each party hereto further agrees that the foregoing provisions of the Guarantee and Collateral Agreement shall apply to each other Security Document. In the event that the Borrower shall incur Indebtedness to refinance or replace Indebtedness under the First Lien Agreement in compliance with Sections 6.01 and 6.06, each Lender hereby irrevocably authorizes and directs the Collateral Agent to enter into an intercreditor agreement on substantially the same terms as those of the Lenders Lien Subordination and Intercreditor Agreement (as in effect at the time of such refinancing or replacement) with the holders of such Indebtedness or their representative. Without limiting any other authority conferred upon the Collateral Agent under the Security Documents, the Collateral Agent is authorized to release from the Lien of the Security Documents ancillary structures on Mortgaged Properties that the Borrower advises are not of material value and not critical to the activities conducted on such Mortgaged Properties if such releases will avoid the need to obtain flood insurance that would otherwise be required under applicable law, including Regulation H of the Board.

SECTION 9.15. Additional Financial Covenants. Notwithstanding anything else contained herein to the contrary, in the event that any maintenance financial covenant is included in any SSLI Documentation (as defined in Schedule 1.01C), such covenant will be deemed to be added to Article VI of this Agreement automatically, without the need for any further action whatsoever.

SECTION 9.16. Lenders Lien Subordination and Intercreditor Agreement. Each Lender (a) hereby consents to the subordination of the Liens securing the Obligations on the terms set forth in the Lenders Lien Subordination and Intercreditor Agreement, (b) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Lenders Lien Subordination and Intercreditor Agreement and (c) hereby authorizes and instructs the Collateral Agent to enter into any reaffirmation of the Lenders Lien Subordination and Intercreditor Agreement and to subject the Liens securing the Obligations to the provisions thereof. The foregoing provisions are intended as an inducement to the First Lien Secured Parties (as defined in the Lenders Lien Subordination and Intercreditor Agreement) to extend credit to The Goodyear Tire & Rubber Company and its subsidiaries, and such First Lien Secured Parties are intended third party beneficiaries of such provisions and the provisions of the Lenders Lien Subordination and Intercreditor Agreement.

SECTION 9.17. Effect of Restatement. This Agreement shall supersede the Existing Credit Agreement from and after the Restatement Date with respect to the transactions hereunder and with respect to the loans outstanding under the Existing Credit Agreement as of the Restatement Date. The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Credit Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreement and the other Credit Documents as in effect prior to the Restatement Date, (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Credit Documents, (c) the liens, security interests and pledges in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (d) all references in the other Credit Documents to the Credit Agreement shall be deemed to refer without further amendment to this Agreement.

SECTION 9.18. USA PATRIOT Act Notice. Each Lender and each Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or such Agent, as applicable, to identify the Borrower in accordance with the USA PATRIOT Act.

SECTION 9.19. Austrian Matters.

(a) Notices with respect to Austria. Each party to this Agreement agrees that it will (i) only send notices and other written references to this Agreement or any other Credit Document (this Agreement, the other Credit Documents and any notices or other written confirmations or references to this Agreement or any other Credit Document, each, a “Stamp Duty Sensitive Document”) to or from Austria by email which do not contain the signature of any party (whether manuscript or electronic, including, for the avoidance of doubt, the name of an individual or other entity) and (ii) not send fax or scanned copies of a signed Stamp Duty Sensitive Document to or from Austria.

(b) Agreement to be Kept Outside Austria. No party to this Agreement shall bring or send to or otherwise produce in Austria (x) an original copy, notarised copy or certified copy of any Stamp Duty Sensitive Document, (y) a copy of any Stamp Duty Sensitive Document signed or endorsed by one or more parties or (z) any other document constituting substitute documentation of a Stamp Duty Sensitive Document other than in the event that:

(i) this does not cause a liability of a party to this Agreement to pay stamp duty in Austria;

(ii) a party to this Agreement wishes to enforce any of its rights under or in connection with such Stamp Duty Sensitive Document in Austria and is only able to do so by bringing, sending to or otherwise producing in Austria (x) an original copy, notarised copy or certified copy of the relevant Stamp Duty Sensitive Document or (y) a copy of any Stamp Duty Sensitive Document signed or endorsed by one or more parties and it would not be sufficient for that party to bring, send to or otherwise produce in Austria a simple copy (i.e. a copy which is not an original copy, notarised copy or certified copy) of the relevant Stamp Duty Sensitive Document for the purposes of such enforcement. In connection with the foregoing, each party to this Agreement agrees that in any form of proceedings in Austria simple copies may be submitted by either party to this Agreement and undertakes to refrain from (I) objecting to the introduction into evidence of a simple copy of any Stamp Duty Sensitive Document or raising a defense to any action or to the exercise of any remedy for the reason of an original or certified copy of any Stamp Duty Sensitive Document not having been introduced into evidence, unless such simple copy actually introduced into evidence does not accurately reflect the content of the original document and (II) contesting the authenticity (Echtheit) of a simple copy of any such Stamp Duty Sensitive Document before an Austrian court or authority, unless such simple copy does not accurately reflect the content of the original document; or

(iii) a party to this Agreement is required by law, governmental body, court, authority or agency pursuant to any law or legal requirement (whether for the purposes of initiating, prosecuting, enforcing or executing any claim or remedy or enforcing any judgment or otherwise), to bring an original, notarised copy or certified copy of any Stamp Duty Sensitive Document into Austria.

(c) Austrian Stamp Duty. Notwithstanding any other provisions in any of the Credit Documents, if any liability to pay Austrian stamp duties is triggered:

(i) as a result of a party to this Agreement (1) breaching its obligations under paragraph (a), (b) or (d) of this Section, or (2) booking its Loans or making or accepting performance of any rights or obligations under this Agreement or any of the other Credit Documents through an entity organized under the laws of the Republic of Austria or a branch or an Affiliate, located or organized in the Republic of Austria, of an entity organized under the laws of a jurisdiction other than the Republic of Austria, that party shall pay such stamp duties; and

(ii) in circumstances other than those described in clause (i) of this paragraph (c), the Borrower shall be liable for the payment of all such stamp duties.

(d) Place of Performance Outside Austria. Each of the parties hereto agrees that the exclusive place of performance (Erfüllungsort) for all rights and obligations under this Agreement and the other Credit Documents shall be in any case outside the Republic of Austria, and the payment of amounts under this Agreement must be made from and to a bank account outside the Republic of Austria. The Administrative Agent, the Collateral Agent and each Lender agrees to designate and maintain one or more accounts at one or more lending offices located outside the Republic of Austria to which all amounts payable to such party under this Agreement and the other Credit Documents shall be made. It is expressly agreed between the parties hereto that any such performance within Austria will not establish Austria as the place of performance and shall be deemed not effective with respect to any party hereto; in particular such performance shall not discharge a party from its obligations under this Agreement.

SECTION 9.20. No Fiduciary Relationship. The Borrower, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrower, the Subsidiaries and their Affiliates, on the one hand, and the Administrative Agent, the Lenders and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Arrangers, the Lenders and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, the Arrangers, the Lenders or their Affiliates has any obligation to disclose any of such interests to the Borrower or any of its Affiliates.

SECTION 9.21. Non-Public Information. Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Borrower and the Administrative Agent that (i) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including, to the extent such laws are applicable, Federal, state and foreign securities laws, and (ii) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including, to the extent such laws are applicable, Federal, state and foreign securities laws.

SECTION 9.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(c) The following terms shall for purposes of this Agreement have the meanings set forth below:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE GOODYEAR TIRE & RUBBER COMPANY,

by	/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Vice President and Treasurer

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Collateral Agent,

by	/s/ Frank Fazio
Name: Frank Fazio
Title: Managing Director

by	/s/ Stephen Lapidus
Name: Stephen Lapidus
Title: Director

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PACIFIC LIFE INSURANCE COMPANY (FOR IMDBKLNS ACCOUNT)

by	/s/ Michael Marzouk
Name: Michael Marzouk
Title: Assistant Vice President

by	/s/ Joseph Lallande
Name: Joseph Lallande
Title: AVP and Counsel

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

55 LOAN STRATEGY FUND A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

BY: BLACKROCK FINANCIAL MANAGEMENT INC., ITS INVESTMENT MANAGER

by	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

A VOCE CLO, LTD.

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS COLLATERAL MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

ACE PROPERTY & CASUALTY INSURANCE COMPANY

BY: BLACKROCK FINANCIAL MANAGEMENT, INC., ITS INVESTMENT ADVISOR

by	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

AGF FLOATING RATE INCOME FUND

BY: EATON VANCE MANAGEMENT AS PORTFOLIO MANAGER

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

HALLMARK INSURANCE COMPANY

by	/s/ Chris Kenney
Name: Chris Kenney
Title: SVP

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

HALLMARK SPECIALTY INSURANCE COMPANY

by	/s/ Chris Kenney
Name: Chris Kenney
Title: SVP

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

AMERICAN HALLMARK INSURANCE COMPANY OF TX

by	/s/ Chris Kenney
Name: Chris Kenney
Title: SVP

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

APIDOS CLO XII

BY: ITS COLLATERAL MANAGER CVC CREDIT PARTNERS, LLC

by	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

ARISTOTLE STRATEGIC CREDIT FUND

BY: ARISTOTLE CREDIT PARTNERS LLC, AS ADVISOR

by	/s/ Douglas Lopez
Name: Douglas Lopez
Title: Portfolio Manager

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

AVERY POINT III CLO, LIMITED

BY: BAIN CAPITAL CREDIT, LP, AS PORTFOLIO MANAGER

by	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER

BABSON CLO LTD. 2014-I

By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
Name: Chad Campbell
Title: Director

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER

BABSON CLO LTD. 2014-III

By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
Name: Chad Campbell
Title: Director

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER

BARINGS CLO LTD. 2013-I

By: Barings LLC as Collateral Manager

by	/s/ Chad Campbell
Name: Chad Campbell
Title: Director

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER

Banco de Credito e Inversiones SA, Miami Branch

by	/s/ Juan Segundo
Name: Juan Segundo, SVP
Title: Head of Corporate Banking

by	/s/ Edgar Cuadra
Name: Edgar Cuadra, SVP
Title: Head of Operations

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

BANCO POPULAR DE PUERTO RICO

by	/s/ Hector J. Gonzalez
Name: Hector J. Gonzalez
Title: Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

BETONY CLO, LTD.

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS COLLATERAL MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

BLACKROCK DEBT STRATEGIES FUND, INC.

BY: BLACKROCK FINANCIAL MANAGEMENT, INC., ITS SUB-ADVISOR

by	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.

BY: BLACKROCK FINANCIAL MANAGEMENT, INC., ITS SUB-ADVISOR

by	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

BLACKROCK FLOATING RATE INCOME TRUST

BY: BLACKROCK ADVISORS, LLC, ITS INVESTMENT ADVISOR

by	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

BLUE HILL CLO, LTD.

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS COLLATERAL AGENT

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

BRIGHTHOUSE FUNDS TRUST I - BRIGHTHOUSE/EATON VANCE FLOATING RATE PORTFOLIO

BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

BROOKSIDE MILL CLO LTD.

BY: SHENKMAN CAPITAL MANAGEMENT, INC., AS COLLATERAL MANAGER

by	/s/ Dov Braun
Name: Dov Braun
Title: CFO

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER

CATHAY BANK

by	/s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

CATHEDRAL LAKE II, LTD.

by	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

CEDAR FUNDING II CLO LTD

by	/s/ Jamaica McQueen
Name: Jamaica McQueen
Title: Senior Closer

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

CENT CLO 21 LIMITED

BY: COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC AS COLLATERAL MANAGER

by	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

CENT CLO 22 LIMITED

BY: COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC AS COLLATERAL MANAGER

by	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

CENT CLO 24 LIMITED

BY: COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC AS COLLATERAL MANAGER

by	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER:

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

by	/s/ Wan-Chin Chang
Name: Wan-Chin Chang
Title: V.P. & General Manager

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

CHUBB EUROPEAN GROUP LIMITED

BY: BLACKROCK FINANCIAL MANAGEMENT, INC., ITS SUB- ADVISOR

by	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

CIFC FUNDING 2013-I, LTD.

BY: CIFC ASSET MANAGEMENT LLC, ITS COLLATERAL MANAGER

by	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

CIFC FUNDING 2013-II, LTD.

BY: CIFC ASSET MANAGEMENT LLC, ITS COLLATERAL MANAGER

by	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

CIFC FUNDING 2013-III, LTD.

BY: CIFC ASSET MANAGEMENT LLC, ITS COLLATERAL MANAGER

by	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

CIFC FUNDING 2013-IV, LTD.

BY: CIFC ASSET MANAGEMENT LLC, ITS COLLATERAL MANAGER

by	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

CIFC SENIOR SECURED CORPORATE LOAN MASTER FUND LTD.

BY: CIFC ASSET MANAGEMENT LLC, ITS ADVISER

by	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER

CKC STRATEGIC ADVANTAGE MASTER FUND, LTD.

by	/s/ William Engmann
Name: William Engmann
Title: Managing Director

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

COLUMBIA FLOATING RATE FUND, A SERIES OF COLUMBIA FUNDS SERIES TRUST II

by	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE BANK LOAN FUND A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE BANK LOAN FUND A SERIES II A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE CLO 2013-1 LTD.

BY: EATON VANCE MANAGEMENT PORTFOLIO MANAGER

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE CLO 2014-1, LTD.

BY: EATON VANCE MANAGEMENT PORTFOLIO MANAGER

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE FLOATING RATE PORTFOLIO

BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE INTERNATIONAL (CAYMAN ISLANDS) FLOATING-RATE INCOME PORTFOLIO

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE LIMITED DURATION INCOME FUND

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE LOAN FUND SERIES III A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE LOAN HOLDING LIMITED

BY: EATON VANCE MANAGEMENT AS INVESTMENT MANAGER

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

EATON VANCE VT FLOATING-RATE INCOME FUND

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

FIGUEROA CLO 2014-1, LTD.

BY: TCW ASSET MANAGEMENT COMPANY AS INVESTMENT MANAGER

by	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

by	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

FLORIDA POWER & LIGHT COMPANY

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

HOUSTON CASUALTY COMPANY

BY: BLACKROCK INVESTMENT MANAGEMENT, LLC, ITS INVESTMENT MANAGER

by	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER

HRS INVESTMENT HOLDINGS LLC

by	/s/ Steve Kaseta
Name: Steve Kaseta
Title: CIO

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER

ICICI BANK LTD NEW YORK BRANCH

by	/s/ Akashdeep Sarpal
Name: Akashdeep Sarpal
Title: Country Head - USA ICICI Bank Limited

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

ICICI BANK CANADA

by	/s/ Sandeep Goel
Name: Sandeep Goel
Title: Senior Vice President & Chief Risk Officer ICICI Bank Canada

by	/s/ Akshay Chaturvedi
Name: Akshay Chaturvedi
Title: Senior Vice President Corporate & Commercial Banking ICICI Bank Canada

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

ICICI BANK UK PLC

by	/s/ Vikash Mehta
Name: Vikash Mehta
Title: Joint General Manager

by	/s/ Nishant Kumar
Name: Nishant Kumar
Title: Chief Manager

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

INVESCO BANK LOAN FUND A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS INVESTMENT MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

INVESCO BANK LOAN FUND SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS INVESTMENT MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

INVESCO BL FUND, LTD.

BY: INVESCO MANAGEMENT S.A. AS INVESTMENT MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

INVESCO LOAN FUND SERIES 3 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS INVESTMENT MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

INVESCO POLARIS US BANK LOAN FUND

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS INVESTMENT MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

INVESCO SSL FUND LLC

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS COLLATERAL MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER

JPMORGAN CHASE BANK, N.A.

by	/s/ Sean Chudzik
Name: Sean Chudzik, Asc.
Title: Authorized Signatory

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

KAISER FOUNDATION HOSPITALS

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS INVESTMENT MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

KAISER PERMANENTE GROUP TRUST

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS INVESTMENT MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LABORERS LOCAL 57 INDUSTRIAL PENSION FUND OF PHILADELPHIA

BY: ARISTOTLE CREDIT PARTNERS LLC, AS INVESTMENT MANAGER

by	/s/ Douglas Lopez
Name: Douglas Lopez
Title: Portfolio Manager

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LIMEROCK CLO II, LTD.

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS COLLATERAL MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LIMEROCK CLO III, LTD.

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS COLLATERAL MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

MANULIFE FLOATING RATE INCOME FUND

by	/s/ Patrick Stevens
Name: Patrick Stevens
Title: Director - Investment Operations

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

MANULIFE FLOATING RATE SENIOR LOAN FUND

by	/s/ Patrick Stevens
Name: Patrick Stevens
Title: Director - Investment Operations

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

MANULIFE INVESTMENTS TRUST - FLOATING RATE INCOME FUND

by	/s/ Patrick Stevens
Name: Patrick Stevens
Title: Director - Investment Operations

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

MIDWEST PENSION PLAN

BY: ARISTOTLE CREDIT PARTNERS LLC, AS INVESTMENT MANAGER

by	/s/ Douglas Lopez
Name: Douglas Lopez
Title: Portfolio Manager

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

MP CLO IV, LTD.

BY: MP CLO MANAGEMENT LLC, ITS MANAGER

by	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

NEUBERGER BERMAN SENIOR FLOATING RATE INCOME FUND LLC

by	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

NEW YORK LIFE INSURANCE COMPANY (GUARANTEED PRODUCTS)

BY: MACKAY SHIELDS LLC, AS INVESTMENT ADVISER AND NOT INDIVIDUALLY

by	/s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

NEW YORK LIFE INSURANCE COMPANY, GP - PORTABLE ALPHA

BY: MACKAY SHIELDS LLC, AS INVESTMENT ADVISER AND NOT INDIVIDUALLY

by	/s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

NJP BANK LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

by	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

OCEAN TRAILS CLO IV

BY: FIVE ARROWS MANAGERS NORTH AMERICA LLC AS ASSET MANAGER

by	/s/ Bradley K. Bryan
Name: Bradley K. Bryan
Title: Director

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

OCTAGON INVESTMENT PARTNERS XIV, LTD.

BY: OCTAGON CREDIT INVESTORS, LLC AS COLLATERAL MANAGER

by	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

OCTAGON INVESTMENT PARTNERS XV, LTD.

BY: OCTAGON CREDIT INVESTORS, LLC AS COLLATERAL MANAGER

by	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

OHIO POLICE & FIRE PENSION FUND

BY: MACKAY SHIELDS LLC, AS INVESTMENT ADVISER AND NOT INDIVIDUALLY

by	/s/ Dan Roberts
Name: Dan Roberts
Title: Executive Managing Director

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PENSION TRUST FUND FOR OPERATING ENGINEERS

BY ARISTOTLE CREDIT PARTNERS, LLC, AS INVESTMENT MANAGER

by	/s/ Douglas Lopez
Name: Douglas Lopez
Title: Portfolio Manager

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PI SOLUTIONS - GLOBAL FLOATING RATE INCOME

BY: AMUNDI PIONEER ASSET MANAGEMENT, INC.

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PIONEER BOND FUND

BY: AMUNDI PIONEER ASSET MANAGEMENT, INC.

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Check the box below if you consent to the

Amended and Restated Second Lien Credit

Agreement but do not want to retain your Loans

after the Restatement Date (BY CHECKING

THIS BOX YOU AGREE THAT YOUR

LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PIONEER BOND VCT PORTFOLIO

BY: AMUNDI PIONEER ASSET MANAGEMENT, INC.

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PIONEER FLOATING RATE FUND

BY: AMUNDI PIONEER ASSET MANAGEMENT, INC.

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PIONEER FLOATING RATE TRUST

BY: AMUNDI PIONEER ASSET MANAGEMENT, INC.

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PIONEER INSTITUTIONAL MULTI-SECTOR FIXED INCOME PORTFOLIO

BY: AMUNDI PIONEER INSTITUTIONAL ASSET MANAGEMENT, INC.

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PIONEER INVESTMENTS DIVERSIFIED LOANS FUND

BY: AMUNDI PIONEER ASSET MANAGEMENT, INC.

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PIONEER MULTI-ASSET ULTRASHORT INCOME FUND

BY: AMUNDI PIONEER ASSET MANAGEMENT, INC.

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PIONEER STRATEGIC INCOME FUND

BY: AMUNDI PIONEER ASSET MANAGEMENT, INC.

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER: PREFERRED BANK

by	/s/ Anna Bagdasarian
Name: Anna Bagdasarian
Title: SVP

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PRINCIPAL LIFE INSURANCE COMPANY

BY: PRINCIPAL GLOBAL INVESTORS, LLC A DELAWARE LIMITED LIABILITY COMPANY, ITS AUTHORIZED SIGNATORY

by	/s/ Scott Bennett
Name: Scott Bennett
Title: Portfolio Manager

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

PROASSURANCE CASUALTY COMPANY

by	/s/ Leo Dierckman
Name: Leo Dierckman
Title: Senior Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

P.T. Bank Negara Indonesia (Persero) Tbk, New York Agency

by	/s/ Jerry Phillips
Name: Jerry Phillips
Title: Relationship Manager

by	/s/ Oswald Tambunan
Name: Oswald Tambunan
Title: General Manager

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

RECETTE CLO, LTD.

BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS COLLATERAL MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

RIVERSOURCE LIFE INSURANCE COMPANY

by	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER

ROYAL BUSINESS BANK

by	/s/ Jeffrey Yeh
Name: Jeffrey Yeh
Title: EVP & CCO Royal Business Bank

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

SENIOR DEBT PORTFOLIO

BY: BOSTON MANAGEMENT AND RESEARCH INVESTMENT ADVISOR

by	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

SENTRY INSURANCE A MUTUAL COMPANY
BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS SUB-ADVISOR

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

STANIFORD STREET CLO, LTD.

by	/s/ Scott D’Orsi
Name:Scott D’Orsi
Title: Portfolio Manager

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

STICHTING PENSIOENFONDS MEDISCHE SPECIALISTEN
BY: AMUNDI PIONEER INSTITUTIONAL ASSET MANAGEMENT, INC.

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

SUDBURY MILL CLO, LTD.
BY: SHENKMAN CAPITAL MANAGEMENT, INC., AS COLLATERAL MANAGER

by	/s/ Dov Braun
Name: Dov Braun
Title: CFO

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH

by	/s/ Albert C. Tew II
Name: Albert C. Tew II
Title: Senior Vice President Americas Finance

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

TCI-CENT CLO 2016-1 LTD.
BY: TCI CAPITAL MANAGEMENT LLC AS COLLATERAL MANAGER
BY: COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC AS SUB-ADVISOR

by	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

TEAMSTERS LOCAL 830 PENSION FUND
BY: ARISTOTLE CREDIT PARTNERS LLC, AS INVESTMENT MANAGER

by	/s/ Douglas Lopez
Name: Douglas Lopez
Title: Portfolio Manager

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

THE CITY OF NEW YORK GROUP TRUST
BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS INVESTMENT MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

U.S. SPECIALTY INSURANCE COMPANY
BY: BLACKROCK INVESTMENT MANAGEMENT, LLC, ITS INVESTMENT MANAGER

by	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

UPLAND CLO, LTD.
BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS COLLATERAL MANAGER

by	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

USAA MUTUAL FUNDS TRUST - USAA SHORT - TERM BOND FUND

by	/s/ John Spear
Name: John Spear
Title: VP Long Term Fixed Income

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

VENTURE VII CDO LIMITED
BY: ITS INVESTMENT ADVISOR, MJX ASSET MANAGEMENT, LLC

by	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

VENTURE VIII CDO, LIMITED
BY: ITS INVESTMENT ADVISOR, MJX ASSET MANAGEMENT, LLC

by	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☒

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

VENTURE X CLO, LIMITED
BY: ITS COLLATERAL MANAGER, MJX VENTURE MANAGEMENT LLC

by	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

VENTURE XIV CLO, LIMITED

BY: ITS INVESTMENT ADVISOR MJX VENTURE MANAGEMENT LLC

by	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

VENTURE XVI CLO, LIMITED

BY: ITS INVESTMENT ADVISOR MJX VENTURE MANAGEMENT II LLC

by	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER

WELLS FARGO BANK, N.A.

by	/s/ Mitch Taylor
Name: Mitch Taylor
Title: Managing Director

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER: Z CAPITAL CREDIT PARTNERS CLO 2015-1 LTD.

By: Z Capital CLO Management L.L.C., its Portfolio Manager
By: Z Capital Group L.L.C., its Managing Member
By: James J. Zenni Jr., its President and CEO

by	/s/ James J. Zenni, Jr.
Name: James J. Zenni, Jr.
Title: President & CEO

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

LENDER: ZURICH AMERICAN LIFE INSURANCE COMPANY FBO VL SERIES ACCOUNT-1

by	/s/ Kenneth Donohue
Name: Kenneth Donohue
Title: AVP, Business Support & Operations

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

The undersigned institution hereby approves and becomes a party to the Amended and Restated Second Lien Credit Agreement of The Goodyear Tire & Rubber Company:

ZURICH AMERICAN LIFE INSURANCE COMPANY

BY: BLACKROCK FINANCIAL MANAGEMENT INC., ITS INVESTMENT ADVISOR

by	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Check the box below if you consent to the Amended and Restated Second Lien Credit Agreement but do not want to retain your Loans after the Restatement Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

THE GOODYEAR TIRE & RUBBER COMPANY

AMENDED AND RESTATED

SECOND LIEN CREDIT AGREEMENT

Schedule 1.01A to

Amended and Restated

Second Lien Credit Agreement

Consent Subsidiaries

•	Goodyear Australia Pty Limited

•	Goodyear South Asia Tyres Private Ltd.

•	Goodyear Maroc S.A.

•	MaxxiMarketing, LLC

Schedule 1.01B to

Amended and Restated

Second Lien Credit Agreement

Mortgaged Properties*

1.	Amended and Restated Second Priority Mortgage (With Power of Sale), Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to Deutsche Bank Trust Company Americas, as amended by the First Amendment to Amended and Restated Second Priority Mortgage (With Power of Sale), Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 19, 2012, by and between The Goodyear Tire & Rubber Company and Deutsche Bank Trust Company Americas regarding premises in Lawton, Comanche County, Oklahoma.

2.	Amended and Restated Second Priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to Deutsche Bank Trust Company Americas, as amended by the First Amendment to Amended and Restated Second Priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 19, 2012 by and between The Goodyear Tire & Rubber Company and Deutsche Bank Trust Company Americas regarding premises in Topeka, Shawnee County, Kansas.

3.	Amended and Restated Second Priority Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to Deutsche Bank Trust Company Americas, as amended by the First Amendment to Amended and Restated Second Priority Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 19, 2012 by and between The Goodyear Tire & Rubber Company and Deutsche Bank Trust Company Americas regarding premises in Gadsden, Etowah County, Alabama.

4.	Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to James DeBoer, as Trustee for the benefit of Deutsche Bank Trust Company Americas (“Original Second Priority Deed of Trust”), as modified by a Deed of Appointment of Substitute Trustee dated as of April 19, 2012, pursuant to which Deutsche Bank Trust Company Americas appointed Joshua E. Slan the substitute trustee under the Original Second Priority Deed of Trust in place of the original trustee named therein, and as amended by the First Amendment to Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 19, 2012 by and among The Goodyear Tire & Rubber Company to Joshua E. Slan, as trustee, and Deutsche Bank Trust Company Americas regarding premises in Danville, Pittsylvania County, Virginia.

*	Notwithstanding the foregoing, this Schedule 1.01B shall not be deemed to include any building, structure or improvement located in an area determined by the Federal Emergency Management Agency to have special flood hazards; provided that the Administrative Agent has determined that such building, structure or improvement has an immaterial fair market value.

5.	Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Kelly-Springfield Tire Corporation to First American Title Insurance Company, as Trustee for the benefit of Deutsche Bank Trust Company Americas, as assumed by The Goodyear Tire & Rubber Company and amended by the Assumption and Amendment No. 1 of Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of December 17, 2008 by and between The Goodyear Tire & Rubber Company and Deutsche Bank Trust Company Americas, and as further amended by the Second Amendment to Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 19, 2012 by and among The Goodyear Tire & Rubber Company, Deutsche Bank Trust Company Americas and First American Title Insurance Company regarding premises in Fayetteville, Cumberland County, North Carolina.

6.	Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to First American Title Insurance Company, as Trustee for the benefit of Deutsche Bank Trust Company Americas, as amended by the First Amendment to Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of April 19, 2012 by and between The Goodyear Tire & Rubber Company and Deutsche Bank Trust Company Americas, regarding premises in Caswell County, North Carolina.

Schedule 1.01C to

Amended and Restated

Second Lien Credit Agreement

Senior Subordinated-Lien Indebtedness

•	All Senior Subordinated-Lien Indebtedness and the related Liens shall satisfy the requirements set forth in the definition of Senior Subordinated-Lien Indebtedness.

•	The documentation establishing or evidencing any Senior Subordinated-Lien Indebtedness (“SSLI Documentation”) shall contain no maintenance financial covenants that are not contained in this Agreement, and the financial levels or ratios required to be maintained by any such covenants shall be no more restrictive than those required to be maintained by corresponding covenants of this Agreement (it being understood that additional maintenance financial covenants may be included in any SSLI Documentation and, if they are, they shall automatically be included in this Agreement).

•	The SSLI Documentation shall permit (specifically, and not through a basket that could be exhausted by other financings) the refinancing of all Indebtedness under this Agreement, the First Lien Agreement and the European Facilities Agreement (or any refinancing Indebtedness in respect thereof) with new Indebtedness having a maturity no sooner than, a weighted average life no shorter than, and an aggregate principal amount or accreted value no greater than the fully drawn amount (plus fees and expenses, including any premium and defeasance costs of refinancing) of the refinanced indebtedness or commitments thereunder and secured on the same basis as the Indebtedness refinanced.

•	The SSLI Documentation shall not restrict (except for restrictions that a Financial Officer of the Borrower shall have represented in a certificate to the Administrative Agent (which shall be deemed to be a Credit Document) will not materially interfere with the Borrower’s ability to effect) the securing of Indebtedness under this Agreement, the First Lien Agreement or the European Facilities Agreement or any refinancing Indebtedness in respect thereof or the cash collateralization of any letter of credit exposure thereunder (but may require that if Indebtedness under this Agreement, the First Lien Agreement or the European Facilities Agreement or related refinancing Indebtedness is secured by assets not securing the Indebtedness under this Agreement, the First Lien Agreement or the European Facilities Agreement on the Restatement Date, a junior lien on such assets, subordinated under the Lien Subordination and Intercreditor Agreement (or in the case of any lien granted by any Grantor to secure indebtedness under the European Facilities Agreement, a ratable or junior lien on such assets), must be granted to secure the Senior Subordinated-Lien Indebtedness).

•

The SSLI Documentation shall not restrict (except for restrictions that a Financial Officer of the Borrower shall have represented in a certificate to the Administrative Agent (which shall be deemed to be a Credit Document) will not materially interfere with the Borrower’s ability to effect) the use of proceeds from any sale, transfer or other disposition of assets owned directly by (a) the Borrower or any Grantor to repay or prepay Indebtedness under this Agreement or the First Lien Agreement or refinancing Indebtedness in respect thereof or to cash collateralize any letter of credit exposure thereunder, or (b) GDTE or any “Grantor” under and as defined in the European Facilities Agreement to repay or prepay Indebtedness under the European Facilities Agreement or refinancing Indebtedness in respect thereof or to cash collateralize any letter of credit exposure thereunder.

Schedule 2.01 to

Amended and Restated

Second Lien Credit Agreement

Lenders on the Restatement Date; Commitments; Restatement Loan Amounts

Schedule 2.01 will be maintained by the Administrative Agent, and will be available for inspection by the Borrower and, as to entries pertaining to it, any Lender, at any reasonable time and from time to time upon reasonable prior notice.

Schedule 3.08(b) to

Amended and Restated

Second Lien Credit Agreement

Defined Benefit CPP

•	Goodyear Canada Inc. Contributory Pension Plan - Registration number: 0337766.

•	Pension Plan for the Employees of the Valleyfield Plant of Goodyear Canada Inc. Represented by UNIFOR (FTQ), Local 143 - Registration: Regime de retraite du Quebec 25277, Canada Revenue Agency 0572958.

•	Pension Plan for the Employees of the Valleyfield Plant of Goodyear Canada Inc. Represented by Steelworkers Union Local 919 – Registration: Regime de retraite du Quebec 25278. Canada Revenue Agency 0380063.

•	Pension Plan Between Goodyear Canada Inc. Medicine Hat Factory, G.E.L. Warehouse Medicine Hat and The United Steel, Paper, Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union on Behalf of its Local 628 – Registration Number 0364091.

Schedule 3.10(b) to

Amended and Restated

Second Lien Credit Agreement

Mortgaged Properties*

Etowah County, Alabama

922 E Meighan Blvd

Gadsden, AL 35903

Etowah County

Shawnee County, Kansas

2000 NW US Highway 24

Topeka, KS 66618

Shawnee County

Caswell County, North Carolina / Unimproved Land

State Road 1503

Dan River Township, NC 27315

Caswell County

Cumberland County, North Carolina

6650 Ramsey St.

Fayetteville, NC 28311

Cumberland County

Comanche County, Oklahoma

1 SW Goodyear Boulevard

Lawton, OK 73505

Comanche County

Pittsylvania County, Virginia

1901 Goodyear Blvd.

Danville, VA 24541

Pittsylvania County

*	Notwithstanding the foregoing, this Schedule 3.10(b) shall not be deemed to include any building, structure or improvement located in an area determined by the Federal Emergency Management Agency to have special flood hazards; provided that the Administrative Agent has determined that such building, structure or improvement has an immaterial fair market value.

EXHIBIT A

FORM OF BORROWING REQUEST

JPMorgan Chase Bank, N.A.,

as Administrative Agent

for the Lenders referred to below

c/o Loan & Agency Services Group

500 Stanton Christiana Road, NCC5, Floor 01

Newark, Delaware 19713

Attention: Dan P. Lougheed

[Date]1

Ladies and Gentlemen:

Reference is made to the Amended and Restated Second Lien Credit Agreement to be entered into on or about March 7, 2018 (as amended, restated or otherwise modified and in effect on the date hereof, the “Credit Agreement”) by and among the undersigned, as Borrower, the Lenders party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Borrowing Request and the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing requested hereby:

(A)	Aggregate amount of the requested Borrowing[2]:

(B)	Restatement Date (which is a Business Day):

(C)	Interest rate basis [3]:

(D)	Interest Period [4]:

(E)	Location and number of Borrower’s account to which proceeds of

[1]	If the Borrowing is a Eurodollar Borrowing, not later than 3:00 p.m., New York City time, three Business Days before the Restatement Date.
[2]	Not less than $5,000,000 and an integral multiple of $1,000,000.
[3]	Eurodollar Borrowing or ABR Borrowing.
[4]	If the Borrowing is a Eurodollar Borrowing. Must comply with the definition of “Interest Period” and end not later than the Maturity Date.

Borrowing are to be disbursed:

Very truly yours,

THE GOODYEAR TIRE & RUBBER COMPANY,

by
Name:
Title:

2

EXHIBIT B

FORM OF INTEREST ELECTION REQUEST

JPMorgan Chase Bank, N.A.,

as Administrative Agent

for the Lenders referred to below

c/o Loan & Agency Services Group

500 Stanton Christiana Road, NCC5, Floor 01

Newark, Delaware 19713

Attention: Dan P. Lougheed

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Second Lien Credit Agreement dated as of March 7, 2018 (as amended, restated or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among the undersigned, as Borrower, the Lenders party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes an Interest Election Request and the Borrower hereby requests the conversion or continuation of a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing to be converted or continued as requested hereby:

(A)	Borrowing to which this request applies[1]:

(B)	Principal amount of Borrowing to be converted/continued[2]:

(C)	Effective date of election (which is a Business Day):

(D)	Interest rate basis of resulting Borrowing(s)[3]:

[1]	Specify existing Type and last day of current Interest Period.
[2]	If different options are being elected with respect to different portions of the Borrowing, indicate the portions thereof to be allocated to each resulting Borrowing. Each resulting Borrowing must be not less than $5,000,000 and an integral multiple of $1,000,000.
[3]	Eurodollar Borrowing or ABR Borrowing.

(E)	Interest Period of resulting Borrowing(s)[4]:

Very truly yours,

THE GOODYEAR TIRE & RUBBER COMPANY,

by
Name:
Title:

[4]	If the Borrowing is to be a Eurodollar Borrowing. Must comply with the definition of “Interest Period” and end not later than the Maturity Date.

2

EXHIBIT C

[FORM OF]

PROMISSORY NOTE

$[ ]	New York, New York
[ ], 20

FOR VALUE RECEIVED, the undersigned, THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation (the “Company”), hereby promises to pay to [the order of] [                ] (the “Lender”) or its registered assigns, at the office of JPMorgan Chase Bank, N.A. (the “Administrative Agent”) at 383 Madison Avenue, 24th floor, New York, New York 10179, on the Maturity Date (as defined in the Amended and Restated Second Lien Credit Agreement dated as of March 7, 2018 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, the Lenders party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent), the lesser of (i) the principal sum of [                ] ($[                ]) or (ii) the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement) made to the Company by the Lender pursuant to the Credit Agreement in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on the dates provided in the Credit Agreement.

The Company promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof that shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Company under this Note.

This Note is given subject to the provisions of the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Credit Agreement and is guaranteed and secured as provided therein and in the other Credit Documents (as defined in the Credit Agreement). This Note shall be governed by and construed in accordance with the laws of the State of New York.

THE GOODYEAR TIRE & RUBBER COMPANY,

by
Name:
Title:

2

Loans and Payments

Date	Amount and Type of Loan	Maturity Date	Principal	Interest	Unpaid Principal Balance of Note	Name of Person Making Notation

3

EXHIBIT D

[FORM OF]

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the effective date set forth below (the “Effective Date”) and is entered into by and between the assignor identified below (the “Assignor”) and the assignee identified below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Second Lien Credit Agreement dated as of March 7, 2018, among The Goodyear Tire & Rubber Company, the Lenders party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

Assignor:

Assignee:

and is an [Affiliate]/[Approved Fund]1 of [Identify Lender]

Borrower(s):                 The Goodyear Tire & Rubber Company

Administrative Agent: JPMorgan Chase Bank, N.A., as the Administrative Agent under the Credit Agreement

Assigned Interest:2

	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Aggregate Amount of Commitment/Loans
Commitment/Loans	$	$	%

Effective Date:                  , 20    [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].

The Assignee (in the case an Assignee is not a Lender) agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Credit Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

[1]	Select as applicable.
[2]	To comply with the minimum assignment amounts set forth in Section 9.04(b)(ii)(A) of the Credit Agreement.

2

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor,

by
Name:
Title:

[NAME OF ASSIGNEE], as Assignee,

by
Name:
Title:

3

SIGNATURE PAGE TO

THE GOODYEAR TIRE & RUBBER COMPANY

ASSIGNMENT AND ASSUMPTION

[Consented to and][3] Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

Consented to:[4]

THE GOODYEAR TIRE & RUBBER COMPANY,

by
Name:
Title:

[3]	If the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[4]	If the consent of the Borrower is required by the terms of the Credit Agreement.

4

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance, or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agents, the Assignor or any other Lender, and (v) attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of Section 2.13 of the Credit Agreement, duly completed and executed by the Assignee; (b) agrees that (i) it will, independently and without reliance on the Agents, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender and (iii) it will not book any Loan at an Austrian branch or through an Austrian Affiliate and will comply with Section 9.19 of the Credit Agreement; and (c) appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under the Credit Documents as are delegated to them by the terms thereof, together with such powers as are reasonably incidental thereto.

2. Guarantee and Collateral Agreement. The Assignee, by executing and delivering this Assignment and Assumption, acknowledges receipt of a copy of the Guarantee and Collateral Agreement and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Guarantee and Collateral Agreement and each other Security Document, specifically including (i) the provisions of Article VII of the Guarantee and Collateral Agreement (governing the exercise of remedies under the Security Documents and the distribution of proceeds realized from such exercise), (ii) the provisions of Articles IX and X of the Guarantee and Collateral Agreement (relating to the duties and responsibilities of the Collateral Agent thereunder and providing for the indemnification and the reimbursement of expenses of the Collateral Agent thereunder by the Lenders) and (iii) the provisions of Section 12.13 of the Guarantee and Collateral Agreement (providing for releases of Guarantees of and Collateral securing the Obligations).

3. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

4. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic image scan transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by and construed in accordance with the law of the State of New York.

2

EXHIBIT E

FORM OF REAFFIRMATION AGREEMENT

REAFFIRMATION AGREEMENT dated as of March 7, 2018 (this “Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY (“Goodyear”), the other Subsidiaries of Goodyear identified as Grantors and Guarantors under the Reaffirmed Documents (as defined below) (collectively with Goodyear, the “Reaffirming Parties”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, and JPMORGAN CHASE BANK, N.A., as Administrative Agent, under the Restated Credit Agreement referred to below.

Goodyear has requested that the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, among Goodyear, the Lenders (as defined therein) party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended by the First Amendment thereto dated as of June 16, 2015 and as further amended by the Second Amendment thereto dated as of March 7, 2017, the “Credit Agreement”), be amended and restated as of the date hereof (the “Restatement Date”), among Goodyear, the Lenders (as defined therein) party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Restated Credit Agreement”). The “Reaffirmed Documents” as used herein shall mean the Security Documents referred to in the Restated Credit Agreement, including, but not limited to, (a) the Second Lien Guarantee and Collateral Agreement dated as of April 8, 2005, as amended and restated as of March 7, 2017 (the “Guarantee and Collateral Agreement”), among Goodyear, and Deutsche Bank Trust Company Americas, as Collateral Agent, and the other parties from time to time party thereto, and (b) the Canadian Second Lien Guarantee and Collateral Agreement dated as of April 8, 2005, as amended and restated as of March 7, 2017 (the “Canadian Second Lien Guarantee and Collateral Agreement”), between Goodyear Canada Inc. and Deutsche Bank Trust Company Americas, as Collateral Agent. Capitalized terms used but not defined herein have the meanings given them by the Restated Credit Agreement.

Each of the Reaffirming Parties is party to one or more of the Reaffirmed Documents, and each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Restated Credit Agreement becoming effective and the consummation of the transactions contemplated thereby. The execution and delivery of this Agreement is a condition precedent to the effectiveness of the Restated Credit Agreement and the consummation of the transactions contemplated thereby.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Reaffirmation. (a) Each of the Reaffirming Parties confirms that (i) the security interests granted by it under the Reaffirmed Documents and in existence immediately prior to the Restatement Date shall continue in full force and effect on the terms of the respective Reaffirmed Documents and (ii) on the Restatement Date, the Obligations under the Restated Credit Agreement shall constitute (x) “Obligations” under the Guarantee and Collateral Agreement, (y) “Obligations” under the Canadian Second Lien Guarantee and Collateral Agreement and (z) “secured obligations” (however defined) under the other Reaffirmed Documents (in each case, subject to any limitations set forth in any Reaffirmed Document). Each party hereto confirms that the intention of the parties is that each Reaffirmed Document shall not terminate on the Restatement Date and shall continue in full force and effect (or, in the case of the Foreign Pledge Agreements, if any, that are being amended or amended and restated in connection with the Restated Credit Agreement, shall continue in full force and effect as so amended).

(b) On and after the Restatement Date, the terms “Credit Agreement”, “Second Lien Credit Agreement” and “Second Lien Agreement”, as used in the Reaffirmed Documents, shall, unless the context otherwise requires, mean the Restated Credit Agreement.

SECTION 2. Post-Closing Obligations Relating to the Mortgaged Properties. In connection with Section 3.10(b) of the Restated Credit Agreement, within 60 days after the Restatement Date (or such later date as the Collateral Agent in its sole discretion may permit) the Borrower shall deliver, with respect to each Mortgage encumbering a Mortgaged Property, either (x) an amendment thereof (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect that the lien secures the Obligations under the Restated Credit Agreement and to further grant, preserve, protect, confirm and perfect the second-priority lien and security interest thereby created and perfected, opinions by local counsel reasonably acceptable to the Collateral Agent regarding the enforceability of each such Mortgage Amendment and a date-down / modification endorsement to the existing title policy for each such Mortgaged Property reasonably satisfactory to the Collateral Agent insuring that the Mortgage, as amended by such Mortgage Amendment, remains a valid second priority lien subject only to Liens permitted by Section 6.06 of the Restated Credit Agreement or (y) confirmation from local counsel in each jurisdiction where a Mortgaged Property is located, in form and substance reasonably satisfactory to the Collateral Agent, to the effect that the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations (as defined in each Mortgage), including the Obligations under the Restated Credit Agreement and the other documents executed in connection therewith, for the benefit of the Secured Parties and no other documents, instruments, filings, recording, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations under the Restated Credit Agreement and the other documents executed in connection therewith, for the benefit of the Secured Parties.

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SECTION 3. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5. Expenses. Goodyear agrees to reimburse the Administrative Agent and the Collateral Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP and other counsel for the Administrative Agent and the Collateral Agent.

SECTION 6. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 7. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Restated Credit Agreement or the Credit Agreement or discharge or release the Lien or priority of any Reaffirmed Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Restated Credit Agreement or the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Restated Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any Guarantor or any Grantor under any Reaffirmed Document from any of its obligations and liabilities under the Restated Credit Agreement or the other Reaffirmed Documents. Each of the Restated Credit Agreement and the other Reaffirmed Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Restated Credit Agreement or in connection herewith or therewith.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE GOODYEAR TIRE & RUBBER COMPANY,

by
Name: Peter R. Rapin
Title: Vice President and Treasurer

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

GRANTORS AND GUARANTORS

CELERON CORPORATION,

by
Name:
Title:

DIVESTED COMPANIES HOLDING COMPANY,

by
Name:
Title:

by
Name:
Title:

DIVESTED LITCHFIELD PARK PROPERTIES, INC.,

by
Name:
Title:

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

GOODYEAR EXPORT INC.,

by
Name:
Title:

GOODYEAR FARMS, INC.,

by
Name:
Title:

GOODYEAR INTERNATIONAL CORPORATION,

by
Name:
Title:

GOODYEAR WESTERN HEMISPHERE CORPORATION,

by
Name:
Title:

T&WA, INC.,

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

GOODYEAR CANADA INC.,

by
Name:
Title:

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT